UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund VI

First Trust Nasdaq Bank ETF (FTXO)

First Trust Nasdaq Food & Beverage ETF (FTXG)

First Trust Nasdaq Oil & Gas ETF (FTXN)

First Trust Nasdaq Pharmaceuticals ETF (FTXH)

First Trust S-Network E-Commerce ETF (ISHP) (formerly known as First Trust Nasdaq Retail ETF)

First Trust Nasdaq Semiconductor ETF (FTXL)

First Trust Nasdaq Transportation ETF (FTXR)

First Trust S-Network Streaming & Gaming ETF (BNGE)

Annual Report
For the Year Ended
March 31, 2022

First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
March 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended March 31, 2022. Please note that the First Trust S-Network Streaming & Gaming ETF (“BNGE”) was incepted after the start of the reporting period, so information in this letter and the report prior to the Fund’s inception date of January 25, 2022, will not apply to that Fund.
How are investors expected to make sense of the markets in a climate like the one we are in today? For what it is worth, the famous adage that “perception is reality” is a complete misnomer, in my opinion. Perception is a perspective of reality. Reality is the truth. When it comes to investing one’s capital, it can be difficult to ascertain the truth, especially in the age of the internet and the 24/7 news cycle. There is so much information pumped out daily pertaining to the securities markets that it can be counterproductive if you consume too much of it, particularly if you do not have a discerning eye. To be frank, a lot of financial information adds up to nothing more than noise, or is an extension of someone’s agenda, and we at First Trust encourage investors to ignore it as best they can. That is why we believe that investors should lean on those market principles that are tried and true. That is how you make sense of the markets, in my opinion.
There is essentially nothing major transpiring around the globe today that we have not encountered to some degree before, including war. Even the coronavirus (“COVID-19”) pandemic, which arrived in the U.S. in the first quarter of 2020, was somewhat matched in scope by the 1918 flu (Spanish flu) pandemic. Approximately 987,000 lives have been lost so far in the U.S. from the COVID-19 pandemic, compared to 675,000 spanning the 1918 flu pandemic, according to data from the Centers for Disease Control and Prevention. While we have had more deaths from the COVID-19 virus, the speed in which no fewer than three effective vaccines were brought to bear to combat this virus was astounding. U.S. ingenuity is what keeps this country ascending, in my opinion. I believe it to be one of the main reasons why the investment philosophy “time in the market” has been such a tried and true principle of the wealth building process. Endure the ups and downs of the stock market and you can persevere over time. In the short-run, it is anybody’s guess, and guessing should not play any role in developing a financial plan. History is on your side. Keep in mind, the S&P 500® Index has never failed to fully recover any losses sustained in a downturn and it stood at its all-time closing high on January 3, 2022.
The stock and bond markets have been more volatile of late and may stay that way, at least over the near-term. Based on some thorough guidance from the Federal Reserve (the “Fed”) with respect to its bias towards raising short-term interest rates more aggressively than once thought to fight inflation, there is a good chance that the days of artificially low interest rates are finally coming to an end. Bond yields have spiked recently to reflect the surge in inflation, which stood at 8.5% on a trailing 12-month basis in March 2022, and the anticipated rate hikes from the Fed. In other words, interest rates and bond yields are in the process of normalizing. What is normal? Well, the Federal Funds target rate (upper bound), which stood at 0.50% at the close on April 21, 2022, averaged 2.48% for the 30-year period ended April 21, 2022, according to Bloomberg. It reached as high as 6.50% in 2000. The yield on the 10-Year Treasury Note (“T-Note”), which stood at 2.91% at the close on April 21, 2022, averaged 3.98% over that same 30-year period. The 10-Year T-Note reached as high as 8.03% in 1994. All eyes will likely be on the Fed for the remainder of this year. The economy is still growing, albeit at a slower clip, and it looks like more Americans are heading back to work. Keep an eye on interest rates, bond yields and inflation in the months ahead. We would prefer slow and steady as they rise as opposed to sharp moves higher. As always, stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2022
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2022 sees real gross domestic product growth rising by 3.6% worldwide in 2022, down from its 4.4% projection in January 2022. The IMF is calling for a 3.7% growth rate for the U.S., down from its January estimate of 4.0%. Emerging Market and Developing Economies are expected to grow by 3.8% this year, down markedly from the IMF’s 4.8% estimate in January. While global growth is expected to slow some in 2022, there does not appear to be a significant threat of recession in the near-term. The IMF notes that the reduction in its economic growth targets is largely a byproduct of Russia’s decision to invade Ukraine back on February 24, 2022.
Robust inflation and the war between Russia and Ukraine have been the dominant stories of late, in our opinion. Inflation, as measured by the Consumer Price Index, stood at 8.5% on a trailing 12-month basis at the end of March 2022, according to the U.S. Bureau of Labor Statistics. The last time inflation in the U.S. was this high was in 1982. Consumer prices are up significantly across the board, including groceries, gasoline, automobiles, homes, and apartment rents. It has been reported that the war between Russia and Ukraine could lead to global food shortages. It has already helped drive energy prices higher. These two events are worth monitoring closely. If one or both end up being protracted, then we would anticipate higher levels of volatility in the markets moving forward. Perhaps the biggest beneficiary of the spike in inflation is commodity prices, which surged 27.03% in the first quarter of 2022, as measured by the Refinitiv/CC CRB Excess Return Index.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered mixed results over the past 12 months. The S&P 500®, S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 15.65%, 4.59% and 1.23%, respectively, for the 12-month period ended March 31, 2022. Due to the ongoing economic headwinds stemming from the coronavirus pandemic, rising inflation, and, more recently, the war between Russia and Ukraine, large-capitalization (“cap”) stocks outperformed their mid- and small-cap counterparts over the period, an indication that investors were somewhat concerned about the level of risk they were willing to assume, in our opinion. Ten of the 11 major sectors that comprise the S&P 500® Index (the “Index”) were up on a total return basis for the period. The top performer was the Energy sector, up 64.30%, while the worst showing came from Communication Services, down 0.93%.
A Bloomberg survey of 24 equity strategists found that their average 2022 year-end price target for the Index was 4,868 as of April 2022, according to its own release. The highest and lowest estimates were 5,330 and 4,400, respectively. Brian Wesbury, Chief Economist at First Trust, announced in May 2022 that he is looking for a year-end price target of 4,900, a downward revision from his 5,250 projection at the close of 2021. The Index closed trading on March 31, 2022, at 4,530.41. The outlook for corporate earnings remains optimistic. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for 2022 and 2023 were 10.25% and 9.44%, respectively, as of April 1, 2022.
The broader foreign stock indices lagged the performance of the major U.S. stock indices. Over the past 12 months, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 3.04% (USD) and -11.37% (USD), respectively, according to Bloomberg. The major foreign bond indices were down over the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -6.40% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt declined by 8.80% (USD), according to Bloomberg. The U.S. dollar rose by 5.45% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The sizable jump in the dollar provided a drag on the performance of both foreign stock and bond indices, in our opinion.
In the U.S. bond market, the results were also disappointing. The top-performing major debt group we track was speculative-grade corporate bonds. The Bloomberg U.S. Corporate High Yield Index posted a total return of -0.66% for the 12-month period ended March 31, 2022. The worst-performing U.S. debt group that we track was long-term municipal bonds. The Bloomberg Municipal Bond: Long Bond (22+ years) posted a total return of -5.30%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 60 basis points in the period to close at 2.34% on March 31, 2022, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.03% for the 10-year period ended March 31, 2022.

Fund Performance Overview (Unaudited)
First Trust Nasdaq Bank ETF (FTXO)
The First Trust Nasdaq Bank ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Banks IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXO.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the banking sector that have been selected based upon their liquidity and weighted based upon their cumulative score on three investing factors: volatility, value and growth. The Index’s initial selection universe consists of the component securities of the NASDAQ US Benchmark Index that have been classified as comprising the banking sector according to the Industry Classification Benchmark. The NASDAQ US Benchmark Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes companies providing a broad range of financial services, including retail banking, loans and money transmissions.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22
Fund Performance
NAV	3.89%	6.79%	11.27%	38.89%	80.40%
Market Price	3.99%	6.79%	11.28%	38.87%	80.52%
Index Performance
Nasdaq US Smart Banks IndexTM	4.59%	7.51%	12.03%	43.60%	87.30%
NASDAQ US Benchmark Banks Index	2.21%	8.43%	13.03%	49.86%	96.79%
NASDAQ US Benchmark Index	12.05%	15.53%	16.29%	105.85%	130.25%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 3.89% during the period covered by this report. During the same period, the NASDAQ US Benchmark Index generated a return of 12.05%, and the NASDAQ US Benchmark Banks Index (the “Benchmark”) generated a return of 2.21%. The Banking industry carried most of the weight in the Fund as well as in the Benchmark. This industry had a weight of 90.3% in the Fund and 96.1% in the Benchmark, which included the Diversified Banks and Regional Banks sub-industries. The Regional Banks sub-industry received a 68.6% allocation in the Fund and provided the largest contribution to the Fund’s return at 5.9%. The sole negative contribution to the Fund’s return was the -1.1% contribution from the Diversified Banks sub-industry. On a relative basis, the Fund outperformed the Benchmark. The largest source of relative outperformance came from the Regional Banks sub-industry which earned 4.7% of outperformance for the Fund versus the Benchmark. Both the Diversified Banks and Regional Banks sub-industries were positive contributors to relative performance. The Fund invested nominally in several other sub-sectors, but none were significant contributors to the performance of the Fund or the Benchmark during the period covered by this report.

Nasdaq® and Nasdaq US Smart Banks IndexTM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Bank ETF (FTXO) (Continued)
Sector Allocation	% of Total Investments
Financials	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
Zions Bancorp N.A.	8.1%
Wells Fargo & Co.	7.9
KeyCorp	7.8
Popular, Inc.	7.8
Citizens Financial Group, Inc.	7.6
JPMorgan Chase & Co.	4.2
Comerica, Inc.	4.1
Bank of America Corp.	4.1
Synovus Financial Corp.	4.1
M&T Bank Corp.	4.1
Total	59.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Food & Beverage ETF (FTXG)
The First Trust Nasdaq Food & Beverage ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Food & Beverage IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXG.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the food and beverage sector that have been selected based upon their liquidity and weighted based upon their cumulative score on three investing factors: volatility, value and growth. The Index’s initial selection universe consists of the component securities of the NASDAQ US Benchmark Index that have been classified as comprising either the beverages sector or food producers sector according to the Industry Classification Benchmark (“ICB”). The NASDAQ US Benchmark Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) manufacturers and shippers of cider or malt products; (ii) producers, distillers, vintners, blenders and shippers of wine and spirits; (iii) manufacturers, bottlers and distributors of non-alcoholic beverages; (iv) companies that grow crops or raise livestock, operate fisheries or own non-tobacco plantations; (v) food producers, including meatpacking, snacks, fruits, vegetables, dairy products and frozen seafood; (vi) producers of pet food; and (vii) manufacturers of dietary supplements, vitamins and related items.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22
Fund Performance
NAV	7.13%	7.12%	7.16%	41.02%	46.54%
Market Price	5.72%	7.13%	7.19%	41.09%	46.75%
Index Performance
Nasdaq US Smart Food & Beverage IndexTM	7.79%	7.81%	7.85%	45.62%	51.86%
NASDAQ US Benchmark Food, Beverage and Tobacco Index	12.23%	9.36%	9.16%	56.42%	62.33%
NASDAQ US Benchmark Index	12.05%	15.53%	16.29%	105.85%	130.25%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 7.13% during the period covered by this report. During the same period, the NASDAQ US Benchmark Index generated a return of 12.05%, and the NASDAQ US Benchmark Food, Beverage, and Tobacco Index (the “Benchmark”) generated a return of 12.23%. The Food Products sub-industry received an allocation of 73.7% in the Fund during the period and contributed 9.7% to the Fund’s return. The most negatively contributing industry investments during the period were in the Specialty Retail industry, which carried a relatively low average weight of only 2.6% but contributed -3.5% to the Fund’s overall return. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance came from investments in the Specialty Retail industry which caused -3.7% of underperformance relative to the Benchmark. The greatest source of outperformance came from investments in the Food Products industry, which caused 2.0% of outperformance for the Fund versus the Benchmark.

Nasdaq® and Nasdaq US Smart Food & Beverage IndexTM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Food & Beverage ETF (FTXG) (Continued)
Sector Allocation	% of Total Investments
Consumer Staples	95.7%
Materials	4.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Archer-Daniels-Midland Co.	9.0%
Bunge Ltd.	8.3
Tyson Foods, Inc., Class A	7.6
Hershey (The) Co.	6.5
Conagra Brands, Inc.	5.9
Corteva, Inc.	4.3
McCormick & Co., Inc.	4.1
PepsiCo, Inc.	4.0
Hostess Brands, Inc.	4.0
Kellogg Co.	3.9
Total	57.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Oil & Gas ETF (FTXN)
The First Trust Nasdaq Oil & Gas ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Oil & Gas IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXN.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the oil and gas sector that have been selected based upon their liquidity and weighted based upon their cumulative score on three investing factors: volatility, value and growth. The Index’s initial selection universe consists of the component securities of the NASDAQ US Benchmark Index that have been classified as comprising either the oil & gas producers sector or the oil equipment, services & distribution sector according to the Industry Classification Benchmark (“ICB”). The NASDAQ US Benchmark Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) companies engaged in the exploration for and drilling, production, refining and supply of oil and gas products; (ii) integrated oil and gas companies engaged in the exploration for, and drilling, production, refining, distribution and retail sales of, oil and gas products; (iii) suppliers of equipment and services to oil fields and offshore platforms, such as drilling, exploration, seismic-information services and platform construction; and (iv) operators of pipelines carrying oil, gas or other forms of fuel.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22
Fund Performance
NAV	73.19%	7.10%	7.30%	40.89%	47.58%
Market Price	73.07%	7.10%	7.30%	40.90%	47.59%
Index Performance
Nasdaq US Smart Oil & Gas IndexTM	74.64%	7.83%	8.01%	45.80%	53.10%
NASDAQ US Benchmark Energy Index	59.92%	6.54%	7.03%	37.27%	45.54%
NASDAQ US Benchmark Index	12.05%	15.53%	16.29%	105.85%	130.25%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 73.19% during the period covered by this report. During the same period, the NASDAQ US Benchmark Index generated a return of 12.05%, and the NASDAQ US Benchmark Energy Index (the “Benchmark”) generated a return of 59.92%. The Oil, Gas & Consumable Fuels industry received a 95.0% allocation in the Fund and provided the Fund’s largest contribution to return at 69.9%. No industry made a negative contribution to the Fund’s return for the period. On a relative basis, the Fund outperformed the Benchmark. The largest source of outperformance came from investments in the Oil, Gas & Consumable Fuels industry which generated a 9.2% contribution to the Fund’s relative return versus the Benchmark. Each of the industries within the Fund earned outperformance for the Fund versus the Benchmark, with the exception of the Metals & Mining industry which generated a -0.2% return versus the Benchmark

Nasdaq® and Nasdaq US Smart Oil & Gas IndexTM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Oil & Gas ETF (FTXN) (Continued)
Sector Allocation	% of Total Investments
Energy	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
Chevron Corp.	7.2%
Marathon Oil Corp.	6.4
Williams (The) Cos., Inc.	6.1
ConocoPhillips	6.0
Devon Energy Corp.	5.7
Occidental Petroleum Corp.	4.5
APA Corp.	4.1
Targa Resources Corp.	4.0
Chesapeake Energy Corp.	3.9
Marathon Petroleum Corp.	3.8
Total	51.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
The First Trust Nasdaq Pharmaceuticals ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Pharmaceuticals IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXH.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the pharmaceutical sector that have been selected based upon their liquidity and weighted based upon their cumulative score on three investing factors: volatility, value and growth. The Index’s initial selection universe consists of the component securities of the NASDAQ US Benchmark Index that have been classified as comprising the pharmaceuticals sub-sector according to the Industry Classification Benchmark. The NASDAQ US Benchmark Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes vaccine producers and manufacturers of prescription or over-the-counter drugs.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22
Fund Performance
NAV	5.39%	7.33%	6.40%	42.44%	40.87%
Market Price	5.15%	7.29%	6.36%	42.18%	40.61%
Index Performance
Nasdaq US Smart Pharmaceuticals IndexTM	6.13%	8.04%	7.10%	47.18%	46.06%
NASDAQ US Benchmark Pharmaceuticals Index	23.69%	14.04%	13.41%	92.89%	100.43%
NASDAQ US Benchmark Index	12.05%	15.53%	16.29%	105.85%	130.25%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 5.39% during the period covered by this report. During the same period, the NASDAQ US Benchmark Index generated a return of 12.05%, and the NASDAQ US Benchmark Pharmaceuticals Index (the “Benchmark”) generated a return of 23.69%. The Pharmaceuticals industry received an allocation of 66.0% in the Fund and 71.0% in the Benchmark. Other represented industries were Biotechnology, Health Care Equipment & Supplies, and Health Care Providers & Services. The Pharmaceuticals industry was the primary driver of the Fund’s return, with a contribution to overall Fund return of 4.4%. The only sector with a negative contribution to the Fund’s return was the Health Care Equipment & Supplies sector with a -0.3% contribution to the Fund’s return. On a relative basis, the Fund underperformed the Benchmark. Each of the sectors in the Fund caused the Fund to underperform the Benchmark. The Fund’s investments in the Pharmaceuticals industry generated -11.0% of relative underperformance for the Fund versus the Benchmark, largely resulting from selection effect.

Nasdaq® and Nasdaq US Smart Pharmaceuticals IndexTM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Pharmaceuticals ETF (FTXH) (Continued)
Sector Allocation	% of Total Investments
Health Care	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
AbbVie, Inc.	8.3%
Johnson & Johnson	8.2
Bristol-Myers Squibb Co.	8.1
Cardinal Health, Inc.	8.0
Gilead Sciences, Inc.	7.5
Ironwood Pharmaceuticals, Inc.	4.4
Eli Lilly & Co.	4.4
Vertex Pharmaceuticals, Inc.	4.3
Pfizer, Inc.	4.2
Merck & Co., Inc.	4.1
Total	61.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network E-Commerce ETF (ISHP)
The First Trust S-Network E-Commerce ETF (the “Fund”), formerly the First Trust Nasdaq Retail ETF, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the S-Network Global E-Commerce IndexTM (the “Index”). The Fund lists and principally trades its shares on The Nasdaq, Inc. under the symbol “ISHP.” The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and depository receipts that comprise the Index.
The Index seeks to provide exposure to companies with securities listed on recognized global securities exchanges that are principally engaged in the global e-commerce industry, including the online retail, online marketplace, content navigation and e-commerce infrastructure business segments. To be eligible for inclusion in the Index, a security must be issued by a company principally engaged in one of the four following business segments comprising the global e-commerce industry: (1) content navigation; (2) online retail; (3) online marketplace; and (4) e-commerce infrastructure. The Index is owned and is developed, maintained and sponsored by S-Network Global Indexes, Inc. (the “Index Provider”).
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22
Fund Performance
NAV	-0.94%	10.62%	9.47%	65.62%	64.88%
Market Price	-1.13%	10.57%	9.47%	65.24%	64.88%
Index Performance
S-Network Global E-Commerce Index(1)(2)	N/A	N/A	N/A	N/A	N/A
MSCI ACWI Index(3)	7.28%	11.64%	12.33%	73.43%	90.11%
Nasdaq US Smart Retail Index	9.07%	13.35%	11.98%	87.08%	86.85%
NASDAQ US Benchmark Retail Index	6.35%	19.45%	18.87%	143.19%	159.93%
NASDAQ US Benchmark Index	12.05%	15.53%	16.29%	105.85%	130.25%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -0.94% during the period covered by this report. During the same period, the MSCI ACWI Index (the “Benchmark”) generated a return of 7.28%. The Fund had a 65.6% exposure to the Consumer Discretionary sector, which caused a -1.9% contribution to the Fund’s total return, the most exposure but also greatest negative contribution to the Fund’s return of any sector. The Consumer Staples sector contributed 3.1% to the Fund’s total return. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance were the investments in the Consumer Discretionary sector which caused -5.9% of underperformance for the Fund versus the Benchmark. The greatest source of relative outperformance came from the Consumer Staples sector which caused 2.2% of underperformance.

(1)	On January 26, 2022, the Fund’s underlying index changed from the NASDAQ US Smart Retail Index to the S-Network Global E-Commerce Index. Therefore, performance and historical returns shown for the periods prior to January 26, 2022, are not necessarily indicative of the performance of the Fund, based on its current Index, would have generated.
(2)	Because the Fund’s new underlying Index had an inception date of April 30, 2021, performance data is not available for all the periods shown in the table for the Index because performance data does not exist for some of the entire periods.
(3)	The MSCI ACWI Index will serve as the Fund’s new primary benchmark index. The Fund’s investment advisor has determined that the MSCI ACWI Index provides a more appropriate comparison to Fund returns.
S-Network and S-Network Global E-Commerce IndexTM are service marks of S-Network Global Indexes, Inc. and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. or its affiliates (collectively, “S-Network”). S-Network makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network E-Commerce ETF (ISHP) (Continued)
Sector Allocation	% of Total Investments
Consumer Discretionary	39.0%
Communication Services	22.3
Industrials	18.6
Information Technology	9.9
Real Estate	5.0
Consumer Staples	3.4
Financials	1.8
Total	100.0%
Top Ten Holdings	% of Total Investments
ZoomInfo Technologies, Inc.	2.3%
Union Pacific Corp.	2.2
Canadian National Railway Co.	2.2
Lululemon Athletica, Inc.	2.2
Expedia Group, Inc.	2.1
MercadoLibre, Inc.	2.1
Prologis, Inc.	2.1
Airbnb, Inc., Class A	2.1
Walmart, Inc.	2.0
CSX Corp.	2.0
Total	21.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Semiconductor ETF (FTXL)
The First Trust Nasdaq Semiconductor ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Semiconductor IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXL.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the semiconductor sector that have been selected based upon their liquidity and weighted based upon their cumulative score on three investing factors: volatility, value and growth. The Index’s initial selection universe consists of the component securities of the NASDAQ US Benchmark Index that have been classified as comprising the semiconductors sub-sector according to the Industry Classification Benchmark. The NASDAQ US Benchmark Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes producers and distributors of semiconductors and other integrated chips, including other products related to the semiconductor industry, such as semiconductor capital equipment and motherboards.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22
Fund Performance
NAV	8.46%	23.59%	26.28%	188.29%	263.03%
Market Price	8.55%	23.61%	26.31%	188.55%	263.49%
Index Performance
Nasdaq US Smart Semiconductor IndexTM	9.16%	24.38%	27.10%	197.65%	276.32%
NASDAQ US Benchmark Semiconductors Index	26.06%	28.11%	28.49%	245.06%	299.60%
NASDAQ US Benchmark Index	12.05%	15.53%	16.29%	105.85%	130.25%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 8.46% during the period covered by this report. During the same period, the NASDAQ US Benchmark Semiconductors Index (the “Benchmark”) generated a return of 26.06%. The Fund allocated 96.6% to the Semiconductors & Semiconductor Equipment industry while the Benchmark allocated 98.8% to the same industry. The Fund’s largest sub-industry allocation during the period was the 73.5% weight to the Semiconductors sub-industry. This sub-industry also made the largest contribution to the Fund’s return at 9.6% during the period. The only negative contribution to Fund was the -1.1% from the Electronic Equipment Instruments & Components industry. On a relative basis, the Fund underperformed the Benchmark. The largest source of this underperformance came from investments in the Semiconductor Equipment sub-industry where the Fund earned underperformance against the Benchmark of -4.9%. Furthermore, the Fund underperformed the Benchmark across all industries and both of the Semiconductors & Semiconductor Equipment sub-industries during the period.

Nasdaq® and Nasdaq US Smart Semiconductor IndexTM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Semiconductor ETF (FTXL) (Continued)
Sector Allocation	% of Total Investments
Information Technology	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
Broadcom, Inc.	8.6%
Intel Corp.	8.3
Texas Instruments, Inc.	6.8
Micron Technology, Inc.	5.7
QUALCOMM, Inc.	5.3
II-VI, Inc.	4.2
ON Semiconductor Corp.	4.0
KLA Corp.	3.6
Analog Devices, Inc.	3.5
Skyworks Solutions, Inc.	3.1
Total	53.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Transportation ETF (FTXR)
The First Trust Nasdaq Transportation ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Transportation IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXR.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the transportation sector that have been selected based upon their liquidity and weighted based upon their cumulative score on three investing factors: volatility, value and growth. The Index’s initial selection universe consists of the component securities of the NASDAQ US Benchmark Index that have been classified as comprising the industrial transportation sector, the automobiles & parts sector or the airlines sub-sector according to the Industry Classification Benchmark. The NASDAQ US Benchmark Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) operators of mail and package delivery services; (ii) providers of on-water transportation for commercial markets; (iii) providers of industrial railway transportation and railway lines; (iv) companies that manage airports, train depots, roads, bridges, tunnels, ports, and providers of logistic services to shippers of goods; (v) companies that provide commercial trucking services; (vi) makers of motorcycles and passenger vehicles; (vii) manufacturers and distributors of new and replacement parts for motorcycles and automobiles; (viii) manufacturers, distributors and retreaders of automobile, truck and motorcycle tires; and (ix) companies providing primarily passenger air transport.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22	5 Years Ended 3/31/22	Inception (9/20/16) to 3/31/22
Fund Performance
NAV	-0.53%	8.43%	10.35%	49.86%	72.30%
Market Price	-0.56%	8.40%	10.35%	49.71%	72.35%
Index Performance
Nasdaq US Smart Transportation IndexTM	-0.46%	8.96%	10.90%	53.55%	77.15%
NASDAQ US Benchmark Industrial Transportation Index	13.21%	18.20%	19.52%	130.69%	167.93%
NASDAQ US Benchmark Index	12.05%	15.53%	16.29%	105.85%	130.25%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -0.53% during the period covered by this report. During the same period, the NASDAQ US Benchmark Industrial Transportation Index (the “Benchmark”) generated a return of 13.21%. The Road & Rail industry’s 27.2% allocation was the Fund’s largest weight during the period. This industry also made the largest contribution to the Fund’s return with 4.1% for the period. The largest negative contribution to the Fund’s return was the -3.0% from the Specialty Retail industry. On a relative basis, the Fund underperformed the Benchmark. The largest source of underperformance came from the Airlines industry which generated a -4.5% drag for the Fund versus the Benchmark for the period. None of the invested industries earned outperformance for the Fund versus the Benchmark.

Nasdaq® and Nasdaq US Smart Transportation IndexTM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Transportation ETF (FTXR) (Continued)
Sector Allocation	% of Total Long-Term Investments
Industrials	75.2%
Consumer Discretionary	24.8
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Union Pacific Corp.	8.7%
CSX Corp.	8.2
JB Hunt Transport Services, Inc.	7.7
PACCAR, Inc.	7.5
Ford Motor Co.	6.6
CH Robinson Worldwide, Inc.	4.4
Norfolk Southern Corp.	4.3
United Rentals, Inc.	4.3
FedEx Corp.	4.1
United Parcel Service, Inc., Class B	4.0
Total	59.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network Streaming & Gaming ETF (BNGE)
The First Trust S-Network Streaming & Gaming ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S-Network Streaming & Gaming Index (the “Index”). The Fund lists and principally trades its shares on The NYSE Arca, Inc. under the ticker symbol “BNGE.” The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is developed, maintained and sponsored by S-Network Global Indexes, Inc. (the “Index Provider”). The Index Provider retains the right at any time, upon prior written notice, to modify the Index methodology.
Performance
Cumulative Total Returns
Inception (1/25/22) to 3/31/22
Fund Performance
NAV	-4.81%
Market Price	-4.28%
Index Performance
S-Network Streaming & Gaming Index	-4.13%
MSCI ACWI Index	1.98%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -4.81% from the Fund’s inception date of January 25, 2022 through March 31, 2022. During the same period, the MSCI ACWI Index (the “Benchmark”) generated a return of 1.98%. The United States was the highest weighted country during the period with an allocation of 54.6%. However, the country with the largest contribution to the Fund’s return was Japan with a contribution of 0.2%. Investments in the Cayman Islands contributed -3.0% to the Fund’s total return, the worst of any country. The total currency effect to the Fund from the Fund’s inception date through March 31, 2022 was less than -0.1%. On a relative basis, the Fund underperformed the Benchmark. The greatest degree of underperformance came from investments in the Cayman Islands. These investments generated a -2.9% drag on the Fund relative to the Benchmark. The greatest degree of outperformance came from investments in Japan which contributed 0.3% to the Fund’s outperformance versus the Benchmark.

S-Network and S-Network Streaming & Gaming Index are service marks of S-Network Global Indexes, Inc. and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. or its affiliates (collectively, “S-Network”). S-Network makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network Streaming & Gaming ETF (BNGE) (Continued)
Sector Allocation	% of Total Investments
Communication Services	56.3%
Consumer Discretionary	26.3
Information Technology	17.4
Total	100.0%
Top Ten Holdings	% of Total Investments
Activision Blizzard, Inc.	6.5%
NVIDIA Corp.	5.3
Nintendo Co., Ltd.	5.2
Electronic Arts, Inc.	5.1
Intel Corp.	4.7
NetEase, Inc., ADR	4.6
Walt Disney (The) Co.	4.6
Advanced Micro Devices, Inc.	4.3
Sony Group Corp.	4.3
Tencent Holdings Ltd.	3.9
Total	48.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
March 31, 2022 (Unaudited)
As a shareholder of First Trust Nasdaq Bank ETF, First Trust Nasdaq Food & Beverage ETF, First Trust Nasdaq Oil & Gas ETF, First Trust Nasdaq Pharmaceuticals ETF, First Trust S-Network E-Commerce ETF, First Trust Nasdaq Semiconductor ETF, First Trust Nasdaq Transportation ETF or First Trust S-Network Streaming & Gaming ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended March 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month (or shorter) period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Nasdaq Bank ETF (FTXO)
Actual	$1,000.00	$983.60	0.60%	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust Nasdaq Food & Beverage ETF (FTXG)
Actual	$1,000.00	$1,130.40	0.60%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust Nasdaq Oil & Gas ETF (FTXN)
Actual	$1,000.00	$1,402.60	0.60%	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
Actual	$1,000.00	$1,050.90	0.60%	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust S-Network E-Commerce ETF (ISHP)
Actual	$1,000.00	$911.90	0.60%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust Nasdaq Semiconductor ETF (FTXL)
Actual	$1,000.00	$1,041.60	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
March 31, 2022 (Unaudited)
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Nasdaq Transportation ETF (FTXR)
Actual	$1,000.00	$1,056.00	0.60%	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02

	Beginning Account Value January 25, 2022	Ending Account Value March 31, 2022	Annualized Expense Ratio Based on the Number of Days In the Period	Expenses Paid During the Period January 25, 2022 (b) to March 31, 2022 (c)
First Trust S-Network Streaming & Gaming ETF (BNGE)
Actual	$1,000.00	$951.90	0.70%	$1.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (October 1, 2021 through March 31, 2022), multiplied by 182/365 (to reflect the six-month period).
(b)	Inception date.
(c)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (January 25, 2022 through March 31, 2022), multiplied by 66/365 (to reflect the six-month period). Hypothetical expenses are assumed for the most recent six-month period.

First Trust Nasdaq Bank ETF (FTXO)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.8%
	Banks – 95.0%
357,312	Bank of America Corp.	$14,728,401
266,640	Citigroup, Inc.	14,238,576
602,566	Citizens Financial Group, Inc.	27,314,317
165,390	Comerica, Inc.	14,956,218
100,481	Cullen/Frost Bankers, Inc.	13,907,575
39,553	East West Bancorp, Inc.	3,125,478
330,127	Fifth Third Bancorp	14,208,666
4,391	First Citizens BancShares, Inc., Class A	2,922,649
19,992	First Republic Bank	3,240,703
223,164	Huntington Bancshares, Inc.	3,262,658
111,374	JPMorgan Chase & Co.	15,182,504
1,259,931	KeyCorp	28,197,256
86,666	M&T Bank Corp.	14,689,887
863,961	Old National Bancorp	14,151,681
34,263	Pinnacle Financial Partners, Inc.	3,154,937
79,265	PNC Financial Services Group (The), Inc.	14,620,429
343,891	Popular, Inc.	28,109,650
652,885	Regions Financial Corp.	14,533,220
10,042	Signature Bank	2,947,226
27,044	Silvergate Capital Corp., Class A (a)	4,072,015
5,715	SVB Financial Group (a)	3,197,257
299,968	Synovus Financial Corp.	14,698,432
55,664	Truist Financial Corp.	3,156,149
132,133	US Bancorp	7,022,869
57,522	Webster Financial Corp.	3,228,135
591,841	Wells Fargo & Co.	28,680,615
36,948	Western Alliance Bancorp	3,060,033
445,569	Zions Bancorp N.A.	29,211,504
		343,819,040
	Consumer Finance – 3.9%
127,942	Discover Financial Services	14,097,929
	Thrifts & Mortgage Finance – 0.9%
300,127	New York Community Bancorp, Inc.	3,217,361
	Total Investments – 99.8%	361,134,330
	(Cost $366,326,636)
	Net Other Assets and Liabilities – 0.2%	802,259
	Net Assets – 100.0%	$361,936,589

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 361,134,330	$ 361,134,330	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Food & Beverage ETF (FTXG)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.9%
	Beverages – 18.7%
328	Boston Beer (The) Co., Inc., Class A (a)	$127,418
1,928	Brown-Forman Corp., Class B	129,215
1,969	Celsius Holdings, Inc. (a)	108,649
6,798	Coca-Cola (The) Co.	421,476
583	Constellation Brands, Inc., Class A	134,276
10,941	Keurig Dr. Pepper, Inc.	414,664
2,410	Molson Coors Beverage Co., Class B	128,646
1,490	Monster Beverage Corp. (a)	119,051
2,584	PepsiCo, Inc.	432,510
		2,015,905
	Chemicals – 4.3%
8,131	Corteva, Inc.	467,370
	Food & Staples Retailing – 1.1%
3,218	US Foods Holding Corp. (a)	121,093
	Food Products – 74.8%
10,785	Archer-Daniels-Midland Co.	973,454
2,689	Beyond Meat, Inc. (a)	129,906
8,093	Bunge Ltd.	896,785
9,408	Campbell Soup Co.	419,315
19,043	Conagra Brands, Inc.	639,273
1,736	Darling Ingredients, Inc. (a)	139,540
1,321	Freshpet, Inc. (a)	135,587
6,274	General Mills, Inc.	424,875
3,264	Hershey (The) Co.	707,080
2,640	Hormel Foods Corp.	136,066
19,640	Hostess Brands, Inc. (a)	430,902
3,139	JM Smucker (The) Co.	425,052
6,616	Kellogg Co.	426,666
10,786	Kraft Heinz (The) Co.	424,860
1,894	Lamb Weston Holdings, Inc.	113,470
4,446	McCormick & Co., Inc.	443,711
6,461	Mondelez International, Inc., Class A	405,622
9,131	Tyson Foods, Inc., Class A	818,411
		8,090,575
	Personal Products – 1.0%
3,536	Herbalife Nutrition Ltd. (a)	107,353
	Total Investments – 99.9%	10,802,296
	(Cost $10,007,726)
	Net Other Assets and Liabilities – 0.1%	8,187
	Net Assets – 100.0%	$10,810,483

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 10,802,296	$ 10,802,296	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Oil & Gas ETF (FTXN)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.8%
	Energy Equipment & Services – 2.9%
87,637	Baker Hughes Co.	$3,190,863
120,258	ChampionX Corp. (a)	2,943,916
401,179	Halliburton Co.	15,192,649
71,067	Helmerich & Payne, Inc.	3,040,246
150,134	NOV, Inc.	2,944,128
65,613	Schlumberger N.V.	2,710,473
727,335	Transocean Ltd. (a)	3,323,921
		33,346,196
	Oil, Gas & Consumable Fuels – 96.9%
256,449	Antero Midstream Corp.	2,787,601
112,284	Antero Resources Corp. (a)	3,428,030
1,122,776	APA Corp.	46,404,332
45,682	Callon Petroleum Co. (a)	2,698,893
1,180,397	Centennial Resource Development, Inc./DE, Class A (a)	9,525,804
220,934	Cheniere Energy, Inc.	30,632,499
517,860	Chesapeake Energy Corp.	45,053,820
506,120	Chevron Corp.	82,411,520
51,015	Civitas Resources, Inc.	3,046,106
157,573	CNX Resources Corp. (a)	3,264,913
686,332	ConocoPhillips	68,633,200
110,365	Coterra Energy, Inc.	2,976,544
35,435	Denbury, Inc. (a)	2,784,128
1,110,585	Devon Energy Corp.	65,668,891
179,839	Diamondback Energy, Inc.	24,652,330
348,103	EOG Resources, Inc.	41,504,321
111,272	EQT Corp.	3,828,869
401,682	Equitrans Midstream Corp.	3,390,196
417,625	Exxon Mobil Corp.	34,491,649
25,481	Hess Corp.	2,727,486
84,554	HF Sinclair Corp. (a)	3,369,477
2,299,107	Kinder Morgan, Inc.	43,476,113
6,049,057	Kosmos Energy Ltd. (a)	43,492,720
33,629	Laredo Petroleum, Inc. (a)	2,661,399
2,898,627	Marathon Oil Corp.	72,784,524
513,731	Marathon Petroleum Corp.	43,924,000
806,544	Matador Resources, Co.	42,730,701
674,957	Murphy Oil Corp.	27,261,513
914,808	Occidental Petroleum Corp.	51,906,206
384,335	ONEOK, Inc.	27,145,581
421,658	Ovintiv, Inc.	22,799,048
154,917	PBF Energy, Inc., Class A (a)	3,775,327
368,671	PDC Energy, Inc.	26,795,008
30,567	Phillips 66	2,640,683
148,801	Pioneer Natural Resources Co.	37,204,714
112,194	Range Resources Corp. (a)	3,408,454
181,172	SM Energy Co.	7,056,649
515,987	Southwestern Energy Co. (a)	3,699,627
611,969	Targa Resources Corp.	46,185,300
675,796	Tellurian, Inc. (a)	3,581,719
30,828	Valero Energy Corp.	3,130,275
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
534,816	Whiting Petroleum Corp.	$43,592,852
2,084,394	Williams (The) Cos., Inc.	69,639,604
		1,112,172,626
	Total Investments – 99.8%	1,145,518,822
	(Cost $980,129,753)
	Net Other Assets and Liabilities – 0.2%	2,112,150
	Net Assets – 100.0%	$1,147,630,972

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,145,518,822	$ 1,145,518,822	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.9%
	Biotechnology – 40.8%
8,893	AbbVie, Inc.	$1,441,644
9,912	Alkermes PLC (a)	260,785
2,901	Amgen, Inc.	701,520
3,154	BioMarin Pharmaceutical, Inc. (a)	243,173
4,069	Blueprint Medicines Corp. (a)	259,928
5,955	Emergent BioSolutions, Inc. (a)	244,512
21,757	Gilead Sciences, Inc.	1,293,454
2,703	Horizon Therapeutics PLC (a)	284,383
7,382	Ionis Pharmaceuticals, Inc. (a)	273,429
61,066	Ironwood Pharmaceuticals, Inc. (a)	768,210
1,912	Seagen, Inc. (a)	275,424
1,483	United Therapeutics Corp. (a)	266,065
2,857	Vertex Pharmaceuticals, Inc. (a)	745,591
		7,058,118
	Health Care Providers & Services – 8.0%
24,331	Cardinal Health, Inc.	1,379,568
	Pharmaceuticals – 51.1%
19,137	Bristol-Myers Squibb Co.	1,397,575
2,415	Catalent, Inc. (a)	267,823
11,054	Corcept Therapeutics, Inc. (a)	248,936
8,673	Elanco Animal Health, Inc. (a)	226,279
2,629	Eli Lilly & Co.	752,867
79,228	Endo International PLC (a)	183,017
1,793	Jazz Pharmaceuticals PLC (a)	279,116
7,985	Johnson & Johnson	1,415,182
8,580	Merck & Co., Inc.	703,989
6,601	Organon & Co.	230,573
3,695	Pacira BioSciences, Inc. (a)	282,002
6,937	Perrigo Co. PLC	266,589
13,998	Pfizer, Inc.	724,676
11,038	Prestige Consumer Healthcare, Inc. (a)	584,352
59,679	Viatris, Inc.	649,307
3,393	Zoetis, Inc.	639,886
		8,852,169
	Total Investments – 99.9%	17,289,855
	(Cost $15,705,794)
	Net Other Assets and Liabilities – 0.1%	21,475
	Net Assets – 100.0%	$17,311,330

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 17,289,855	$ 17,289,855	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust S-Network E-Commerce ETF (ISHP)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 97.7%
	Air Freight & Logistics – 5.3%
5,896	Deutsche Post AG (a)	$281,545
1,436	FedEx Corp.	332,276
1,758	United Parcel Service, Inc., Class B	377,021
		990,842
	Commercial Services & Supplies – 1.8%
2,672	Copart, Inc. (b)	335,256
	Entertainment – 1.3%
2,051	Sea Ltd., ADR (b)	245,689
	Food & Staples Retailing – 3.4%
5,564	HelloFresh SE (a) (b)	249,733
2,547	Walmart, Inc.	379,299
		629,032
	Hotels, Restaurants & Leisure – 6.0%
2,231	Airbnb, Inc., Class A (b)	383,196
148	Booking Holdings, Inc. (b)	347,571
2,000	Expedia Group, Inc. (b)	391,340
		1,122,107
	Interactive Media & Services – 21.0%
27,679	Adevinta ASA (a) (b)	252,687
134	Alphabet, Inc., Class A (b)	372,701
38,202	Auto Trader Group PLC (a) (c) (d)	315,368
2,430	Baidu, Inc., ADR (b)	321,489
2,864	IAC/InterActiveCorp (b)	287,202
1,132	Meta Platforms, Inc., Class A (b)	251,712
1,255	NAVER Corp. (a)	348,801
11,235	Pinterest, Inc., Class A (b)	276,493
3,208	REA Group Ltd. (a)	321,600
9,651	Snap, Inc., Class A (b)	347,339
9,568	Twitter, Inc. (b)	370,186
6,796	Yandex N.V., Class A (a) (b) (e) (f)	8,342
7,025	ZoomInfo Technologies, Inc. (b)	419,674
		3,893,594
	Internet & Direct Marketing Retail – 23.9%
2,819	Alibaba Group Holding Ltd., ADR (b)	306,707
113	Amazon.com, Inc. (b)	368,374
8,034	Chewy, Inc., Class A (b)	327,626
16,518	Coupang, Inc. (b)	292,038
3,863	Delivery Hero SE (a) (b) (c) (d)	168,364
5,852	eBay, Inc.	335,085
2,221	Etsy, Inc. (b)	276,026
13,899	Farfetch Ltd., Class A (b)	210,153
Shares	Description	Value

	Internet & Direct Marketing Retail (Continued)
9,775	JD.com, Inc, Class A (a) (b)	$277,756
12,635	Meituan, Class B (a) (b) (c) (d)	239,357
329	MercadoLibre, Inc. (b)	391,339
6,426	Pinduoduo, Inc., ADR (b)	257,747
4,150	Prosus N.V. (a)	223,801
36,900	Rakuten Group, Inc. (a)	290,135
2,178	Wayfair, Inc., Class A (b)	241,279
4,805	Zalando SE (a) (b) (c) (d)	243,297
		4,449,084
	IT Services – 8.2%
169	Adyen N.V. (a) (b) (c) (d)	334,737
2,706	Block, Inc. (b)	366,934
3,401	Fiserv, Inc. (b)	344,861
2,044	PayPal Holdings, Inc. (b)	236,389
348	Shopify, Inc., Class A (b)	235,234
		1,518,155
	Leisure Products – 1.6%
11,521	Peloton Interactive, Inc., Class A (b)	304,385
	Marine – 1.6%
97	AP Moller - Maersk A.S., Class B (a)	291,481
	Professional Services – 1.8%
5,004	Costar Group, Inc. (b)	333,316
	Real Estate Management & Development – 2.9%
17,564	KE Holdings, Inc., ADR (b)	217,267
6,545	Zillow Group, Inc., Class C (b)	322,603
		539,870
	Road & Rail – 8.1%
3,020	Canadian National Railway Co.	405,115
10,082	CSX Corp.	377,571
8,639	Uber Technologies, Inc. (b)	308,239
1,494	Union Pacific Corp.	408,176
		1,499,101
	Software – 1.7%
669	Intuit, Inc.	321,682
	Specialty Retail – 5.2%
3,609	Best Buy Co., Inc.	328,058
2,274	Carvana Co. (b)	271,266
2,488	Williams-Sonoma, Inc.	360,760
		960,084
	Textiles, Apparel & Luxury Goods – 2.2%
1,100	Lululemon Athletica, Inc. (b)	401,753

See Notes to Financial Statements

First Trust S-Network E-Commerce ETF (ISHP)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Thrifts & Mortgage Finance – 1.7%
28,907	Rocket Cos, Inc., Class A	$321,446
	Total Common Stocks	18,156,877
	(Cost $20,022,964)
REAL ESTATE INVESTMENT TRUSTS – 2.1%
	Equity Real Estate Investment Trusts – 2.1%
2,416	Prologis, Inc.	390,136
	(Cost $372,076)
	Total Investments – 99.8%	18,547,013
	(Cost $20,395,040)
	Net Other Assets and Liabilities – 0.2%	39,389
	Net Assets – 100.0%	$18,586,402

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At March 31, 2022, securities noted as such are valued at $3,847,004 or 20.7% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Non-income producing security.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At March 31, 2022, securities noted as such amounted to $1,301,123 or 7.0% of net assets.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

ADR	American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	77.1%
Euro	8.1
Hong Kong Dollar	2.8
Canadian Dollar	2.2
South Korean Won	1.9
Australian Dollar	1.7
British Pound Sterling	1.7
Danish Krone	1.6
Japanese Yen	1.6
Norwegian Krone	1.3
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Air Freight & Logistics	$ 990,842	$ 709,297	$ 281,545	$ —
Food & Staples Retailing	629,032	379,299	249,733	—
Interactive Media & Services	3,893,594	2,646,796	1,238,456	8,342
Internet & Direct Marketing Retail	4,449,084	3,006,374	1,442,710	—
IT Services	1,518,155	1,183,418	334,737	—
Marine	291,481	—	291,481	—
Other industry categories*	6,384,689	6,384,689	—	—
Real Estate Investment Trusts*	390,136	390,136	—	—
Total Investments	$ 18,547,013	$ 14,700,009	$ 3,838,662	$ 8,342

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Semiconductor ETF (FTXL)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.8%
	Electronic Equipment, Instruments & Components – 6.2%
62,562	II-VI, Inc. (a)	$4,535,119
19,734	IPG Photonics Corp. (a)	2,166,004
		6,701,123
	Semiconductors & Semiconductor Equipment – 93.6%
20,856	Advanced Micro Devices, Inc. (a)	2,280,395
18,412	Ambarella, Inc. (a)	1,931,787
22,642	Analog Devices, Inc.	3,740,006
19,168	Applied Materials, Inc.	2,526,342
29,391	Azenta, Inc.	2,435,926
14,795	Broadcom, Inc.	9,316,116
19,714	Entegris, Inc.	2,587,660
182,204	Intel Corp.	9,030,030
10,758	KLA Corp.	3,938,073
4,583	Lam Research Corp.	2,463,867
41,078	Lattice Semiconductor Corp. (a)	2,503,704
37,645	Marvell Technology, Inc.	2,699,523
36,575	Microchip Technology, Inc.	2,748,246
79,157	Micron Technology, Inc.	6,165,539
5,608	Monolithic Power Systems, Inc.	2,723,693
10,549	NVIDIA Corp.	2,878,400
13,530	NXP Semiconductors N.V.	2,504,132
69,407	ON Semiconductor Corp. (a)	4,345,572
28,581	Power Integrations, Inc.	2,648,887
18,807	Qorvo, Inc. (a)	2,333,949
37,283	QUALCOMM, Inc.	5,697,588
16,735	Silicon Laboratories, Inc. (a)	2,513,597
12,725	SiTime Corp. (a)	3,153,510
25,427	Skyworks Solutions, Inc.	3,388,911
11,292	Synaptics, Inc. (a)	2,252,754
21,814	Teradyne, Inc.	2,579,069
39,848	Texas Instruments, Inc.	7,311,311
25,042	Wolfspeed, Inc. (a)	2,851,282
		101,549,869
	Total Investments – 99.8%	108,250,992
	(Cost $107,226,769)
	Net Other Assets and Liabilities – 0.2%	199,711
	Net Assets – 100.0%	$108,450,703

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 108,250,992	$ 108,250,992	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Transportation ETF (FTXR)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.6%
	Air Freight & Logistics – 16.2%
113,042	CH Robinson Worldwide, Inc.	$12,175,754
105,738	Expeditors International of Washington, Inc.	10,907,932
49,164	FedEx Corp.	11,376,058
51,940	United Parcel Service, Inc., Class B	11,139,052
		45,598,796
	Airlines – 8.0%
68,977	Alaska Air Group, Inc. (a)	4,001,356
209,921	American Airlines Group, Inc. (a)	3,831,058
90,714	Delta Air Lines, Inc. (a)	3,589,553
237,135	JetBlue Airways Corp. (a)	3,545,168
82,673	Southwest Airlines Co. (a)	3,786,424
81,553	United Airlines Holdings, Inc. (a)	3,780,797
		22,534,356
	Auto Components – 8.7%
27,973	Aptiv PLC (a)	3,348,648
233,769	Goodyear Tire & Rubber (The) Co. (a)	3,340,559
65,097	Lear Corp.	9,282,181
258,099	Luminar Technologies, Inc. (a) (b)	4,034,087
224,360	QuantumScape Corp. (a) (b)	4,484,957
		24,490,432
	Automobiles – 12.3%
296,807	Fisker, Inc. (a) (b)	3,828,810
1,089,326	Ford Motor Co.	18,420,503
175,468	General Motors Co. (a)	7,674,970
4,159	Tesla, Inc. (a)	4,481,739
		34,406,022
	Distributors – 3.8%
232,781	LKQ Corp.	10,570,585
	Machinery – 9.2%
458,364	Nikola Corp. (a)	4,909,079
238,087	PACCAR, Inc.	20,968,322
		25,877,401
	Road & Rail – 37.1%
612,741	CSX Corp.	22,947,150
107,715	JB Hunt Transport Services, Inc.	21,628,095
42,602	Norfolk Southern Corp.	12,150,942
34,802	Old Dominion Freight Line, Inc.	10,394,661
38,046	Saia, Inc. (a)	9,276,376
88,870	Union Pacific Corp.	24,280,173
49,825	XPO Logistics, Inc. (a)	3,627,260
		104,304,657
Shares	Description	Value

	Trading Companies & Distributors – 4.3%
33,983	United Rentals, Inc. (a)	$12,071,101
	Total Common Stocks	279,853,350
	(Cost $292,622,727)
MONEY MARKET FUNDS – 3.0%
8,319,356	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.20% (c) (d)	8,319,356
	(Cost $8,319,356)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.3%
$927,929	BNP Paribas S.A., 0.24% (c), dated 3/31/22, due 4/1/22, with a maturity value of $927,935. Collateralized by U.S. Treasury Note, interest rate of 0.25%, due 9/30/25. The value of the collateral including accrued interest is $945,420. (d)	927,929
	(Cost $927,929)
	Total Investments – 102.9%	289,100,635
	(Cost $301,870,012)
	Net Other Assets and Liabilities – (2.9)%	(8,258,909)
	Net Assets – 100.0%	$280,841,726

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Note 2E - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $8,968,935 and the total value of the collateral held by the Fund is $9,247,285.
(c)	Rate shown reflects yield as of March 31, 2022.
(d)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

See Notes to Financial Statements

First Trust Nasdaq Transportation ETF (FTXR)
Portfolio of Investments (Continued)
March 31, 2022
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$8,968,935
Non-cash Collateral (2)	(8,968,935)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At March 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$927,929
Non-cash Collateral (4)	(927,929)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At March 31, 2022, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 279,853,350	$ 279,853,350	$ —	$ —
Money Market Funds	8,319,356	8,319,356	—	—
Repurchase Agreements	927,929	—	927,929	—
Total Investments	$ 289,100,635	$ 288,172,706	$ 927,929	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.5%
	Australia – 4.7%
3,831	Aristocrat Leisure Ltd. (a)	$103,981
4,407	PointsBet Holdings Ltd. (a) (b)	12,289
11,715	Tabcorp Holdings Ltd. (a)	46,674
		162,944
	Cayman Islands – 16.0%
2,196	Bilibili, Inc., ADR (b)	56,174
2,193	Hello Group, Inc., ADR (b)	12,676
4,353	iQIYI, Inc., ADR (b)	19,763
399	JOYY, Inc., ADR	14,655
13,056	Kuaishou Technology (a) (b) (c) (d)	119,628
1,794	NetEase, Inc., ADR	160,904
2,928	Tencent Holdings Ltd. (a)	134,964
8,520	Tencent Music Entertainment Group, ADR (b)	41,492
		560,256
	Greece – 0.5%
1,326	OPAP S.A. (a)	19,302
	Ireland – 2.3%
690	Flutter Entertainment PLC (a) (b)	79,881
	Isle Of Man (U.K.) – 2.2%
2,784	Entain PLC (a) (b)	59,636
2,076	Playtech PLC (b)	16,145
		75,781
	Japan – 9.4%
356	Nintendo Co., Ltd. (a)	179,696
1,438	Sony Group Corp. (a)	147,935
		327,631
	Luxembourg – 2.4%
567	Spotify Technology S.A. (b)	85,628
	Malta – 1.0%
750	Kambi Group PLC (a) (b)	17,210
1,632	Kindred Group PLC, SDR (a)	17,806
		35,016
	South Africa – 0.7%
2,553	MultiChoice Group	23,015
	South Korea – 1.8%
168	Krafton, Inc. (a) (b)	37,848
1,554	NHN BUGS, Corp. (a) (b)	25,651
		63,499
	Sweden – 2.8%
786	Evolution AB (a) (c) (d)	79,963
429	Nordic Entertainment Group AB, Class B (a) (b)	17,323
		97,286
Shares	Description	Value

	United States – 55.7%
2,832	Activision Blizzard, Inc.	$226,872
1,368	Advanced Micro Devices, Inc. (b)	149,577
4,572	DraftKings, Inc., Class A (b)	89,017
1,389	Electronic Arts, Inc.	175,722
1,482	fuboTV, Inc. (b)	9,737
357	GameStop Corp., Class A (b)	59,469
972	iHeartMedia, Inc., Class A (b)	18,400
3,309	Intel Corp.	163,994
2,199	MGM Resorts International	92,226
348	Netflix, Inc. (b)	130,357
681	NVIDIA Corp.	185,818
804	Penn National Gaming, Inc. (b)	34,106
1,884	ROBLOX Corp., Class A (b)	87,116
756	Roku, Inc. (b)	94,704
1,614	Rush Street Interactive, Inc. (b)	11,734
444	Scientific Games Corp. (b)	26,085
4,575	Sirius XM Holdings, Inc.	30,286
618	Take-Two Interactive Software, Inc. (b)	95,011
1,050	Unity Software, Inc. (b)	104,170
1,167	Walt Disney (The) Co. (b)	160,066
		1,944,467
	Total Investments – 99.5%	3,474,706
	(Cost $3,645,431)
	Net Other Assets and Liabilities – 0.5%	17,151
	Net Assets – 100.0%	$3,491,857

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At March 31, 2022, securities noted as such are valued at $1,099,787 or 31.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Portfolio of Investments (Continued)
March 31, 2022
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	67.2%
Japanese Yen	9.4
Hong Kong Dollar	7.3
Australian Dollar	4.7
British Pound Sterling	4.5
Swedish Krona	3.8
South Korean Won	1.8
South African Rand	0.7
Euro	0.6
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 560,256	$ 305,664	$ 254,592	$ —
Isle Of Man (U.K.)	75,781	16,145	59,636	—
Luxembourg	85,628	85,628	—	—
South Africa	23,015	23,015	—	—
United States	1,944,467	1,944,467	—	—
Other Country Categories*	785,559	—	785,559	—
Total Investments	$ 3,474,706	$ 2,374,919	$ 1,099,787	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
March 31, 2022
	First Trust Nasdaq Bank ETF (FTXO)	First Trust Nasdaq Food & Beverage ETF (FTXG)	First Trust Nasdaq Oil & Gas ETF (FTXN)
ASSETS:
Investments, at value	$ 361,134,330	$ 10,802,296	$ 1,145,518,822
Cash	112,828	5,063	2,453,909
Foreign currency	—	—	—
Receivables:
Fund shares sold	1,630,879	1,347,426	4,018,292
Dividends	873,807	6,987	276,416
Dividend reclaims	—	—	—
Securities lending income	—	—	—
Investment securities sold	—	—	—
Total Assets	363,751,844	12,161,772	1,152,267,439
LIABILITIES:
Payables:
Investment securities purchased	1,627,087	1,346,583	4,011,605
Investment advisory fees	188,168	4,706	624,862
Collateral for securities on loan	—	—	—
Fund shares redeemed	—	—	—
Total Liabilities	1,815,255	1,351,289	4,636,467
NET ASSETS	$361,936,589	$10,810,483	$1,147,630,972
NET ASSETS consist of:
Paid-in capital	$ 451,006,625	$ 11,194,575	$ 1,001,938,385
Par value	114,000	4,000	433,500
Accumulated distributable earnings (loss)	(89,184,036)	(388,092)	145,259,087
NET ASSETS	$361,936,589	$10,810,483	$1,147,630,972
NET ASSET VALUE, per share	$31.75	$27.03	$26.47
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	11,400,002	400,002	43,350,002
Investments, at cost	$366,326,636	$10,007,726	$980,129,753
Foreign currency, at cost (proceeds)	$—	$—	$—
Securities on loan, at value	$—	$—	$—

See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)	First Trust S-Network E-Commerce ETF (ISHP)	First Trust Nasdaq Semiconductor ETF (FTXL)	First Trust Nasdaq Transportation ETF (FTXR)	First Trust S-Network Streaming & Gaming ETF (BNGE)

$ 17,289,855	$ 18,547,013	$ 108,250,992	$ 289,100,635	$ 3,474,706
1,227	37,258	228,878	703,605	14,352
—	1,327	—	—	—

—	—	3,570,002	—	—
28,569	5,676	16,307	400,467	4,849
287	4,505	—	79	—
—	—	—	239,789	—
—	—	—	6,434,119	—
17,319,938	18,595,779	112,066,179	296,878,694	3,493,907

—	—	3,563,137	—	—
8,608	9,377	52,339	333,553	2,050
—	—	—	9,247,285	—
—	—	—	6,456,130	—
8,608	9,377	3,615,476	16,036,968	2,050
$ 17,311,330	$ 18,586,402	$ 108,450,703	$ 280,841,726	$ 3,491,857

$ 17,967,076	$ 23,661,578	$ 114,586,523	$ 330,661,988	$ 3,658,817
6,500	6,000	15,500	87,000	1,500
(662,246)	(5,081,176)	(6,151,320)	(49,907,262)	(168,460)
$ 17,311,330	$ 18,586,402	$ 108,450,703	$ 280,841,726	$ 3,491,857
$26.63	$30.98	$69.97	$32.28	$23.28
650,002	600,002	1,550,002	8,700,002	150,002
$15,705,794	$20,395,040	$107,226,769	$301,870,012	$3,645,431
$—	$1,328	$—	$—	$—
$—	$—	$—	$8,968,935	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Period Ended March 31, 2022
	First Trust Nasdaq Bank ETF (FTXO)	First Trust Nasdaq Food & Beverage ETF (FTXG)	First Trust Nasdaq Oil & Gas ETF (FTXN)
INVESTMENT INCOME:
Dividends	$ 6,969,165	$ 150,554	$ 9,121,177
Interest	44	2	241
Securities lending income (net of fees)	—	—	147
Foreign withholding tax	(57,030)	—	—
Other	—	—	7
Total investment income	6,912,179	150,556	9,121,572
EXPENSES:
Investment advisory fees	1,649,361	40,789	2,219,185
Total expenses	1,649,361	40,789	2,219,185
NET INVESTMENT INCOME (LOSS)	5,262,818	109,767	6,902,387
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,814,589)	(636,223)	(34,155,718)
In-kind redemptions	12,795,122	287,212	205,113,067
Foreign currency transactions	—	—	—
Net realized gain (loss)	(1,019,467)	(349,011)	170,957,349
Net change in unrealized appreciation (depreciation) on:
Investments	(11,467,228)	692,861	162,037,630
Foreign currency translation	—	—	—
Net change in unrealized appreciation (depreciation)	(11,467,228)	692,861	162,037,630
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,486,695)	343,850	332,994,979
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,223,877)	$ 453,617	$ 339,897,366

(a)	Inception date is January 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)	First Trust S-Network E-Commerce ETF (ISHP)	First Trust Nasdaq Semiconductor ETF (FTXL)	First Trust Nasdaq Transportation ETF (FTXR)	First Trust S-Network Streaming & Gaming ETF (BNGE) (a)

$301,340	$295,064	$903,954	$10,550,709	$6,739
2	3	90	209	—
—	—	—	6,409,215	—
—	(5,633)	(4,404)	—	(356)
23	38	—	—	—
301,365	289,472	899,640	16,960,133	6,383

115,490	115,323	538,494	6,705,727	3,811
115,490	115,323	538,494	6,705,727	3,811
185,875	174,149	361,146	10,254,406	2,572

(565,550)	(1,826,612)	(3,312,845)	(66,168,853)	—
952,877	2,196,897	18,152,551	84,303,108	—
—	(10,519)	—	—	91
387,327	359,766	14,839,706	18,134,255	91

444,270	(2,624,639)	(11,810,521)	(109,717,327)	(170,725)
—	29	—	—	7
444,270	(2,624,610)	(11,810,521)	(109,717,327)	(170,718)
831,597	(2,264,844)	3,029,185	(91,583,072)	(170,627)
$1,017,472	$(2,090,695)	$3,390,331	$(81,328,666)	$(168,055)
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust Nasdaq Bank ETF (FTXO)		First Trust Nasdaq Food & Beverage ETF (FTXG)
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021
OPERATIONS:
Net investment income (loss)	$ 5,262,818	$ 2,496,898	$ 109,767	$ 37,996
Net realized gain (loss)	(1,019,467)	18,011,029	(349,011)	219,178
Net change in unrealized appreciation (depreciation)	(11,467,228)	49,898,872	692,861	819,716
Net increase (decrease) in net assets resulting from operations	(7,223,877)	70,406,799	453,617	1,076,890
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,155,141)	(2,495,731)	(116,496)	(37,626)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	231,246,175	240,319,581	9,224,482	4,989,914
Cost of shares redeemed	(84,224,058)	(139,595,309)	(3,884,145)	(3,488,460)
Net increase (decrease) in net assets resulting from shareholder transactions	147,022,117	100,724,272	5,340,337	1,501,454
Total increase (decrease) in net assets	134,643,099	168,635,340	5,677,458	2,540,718
NET ASSETS:
Beginning of period	227,293,490	58,658,150	5,133,025	2,592,307
End of period	$361,936,589	$227,293,490	$10,810,483	$5,133,025
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,300,002	3,750,002	200,002	150,002
Shares sold	6,750,000	8,200,000	350,000	200,000
Shares redeemed	(2,650,000)	(4,650,000)	(150,000)	(150,000)
Shares outstanding, end of period	11,400,002	7,300,002	400,002	200,002

See Notes to Financial Statements

First Trust Nasdaq Oil & Gas ETF (FTXN)		First Trust Nasdaq Pharmaceuticals ETF (FTXH)		First Trust S-Network E-Commerce ETF (ISHP)
Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

$ 6,902,387	$ 385,232	$ 185,875	$ 172,248	$ 174,149	$ 40,918
170,957,349	4,201,224	387,327	1,413,284	359,766	765,555
162,037,630	5,482,034	444,270	2,106,357	(2,624,610)	1,880,553
339,897,366	10,068,490	1,017,472	3,691,889	(2,090,695)	2,687,026

(6,320,716)	(342,435)	(176,100)	(161,361)	(143,821)	(41,275)

1,655,064,859	37,358,049	2,582,284	20,157,542	36,521,440	8,716,861
(877,458,299)	(17,521,673)	(5,245,253)	(10,364,671)	(25,144,637)	(5,537,780)
777,606,560	19,836,376	(2,662,969)	9,792,871	11,376,803	3,179,081
1,111,183,210	29,562,431	(1,821,597)	13,323,399	9,142,287	5,824,832

36,447,762	6,885,331	19,132,927	5,809,528	9,444,115	3,619,283
$1,147,630,972	$36,447,762	$17,311,330	$19,132,927	$18,586,402	$9,444,115

2,350,002	850,002	750,002	300,002	300,002	200,002
76,750,000	2,750,000	100,000	850,000	1,050,000	300,000
(35,750,000)	(1,250,000)	(200,000)	(400,000)	(750,000)	(200,000)
43,350,002	2,350,002	650,002	750,002	600,002	300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Nasdaq Semiconductor ETF (FTXL)		First Trust Nasdaq Transportation ETF (FTXR)
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021
OPERATIONS:
Net investment income (loss)	$ 361,146	$ 248,285	$ 10,254,406	$ 451,189
Net realized gain (loss)	14,839,706	15,506,395	18,134,255	166,462,888
Net change in unrealized appreciation (depreciation)	(11,810,521)	17,121,367	(109,717,327)	97,342,785
Net increase (decrease) in net assets resulting from operations	3,390,331	32,876,047	(81,328,666)	264,256,862
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(338,211)	(248,060)	(10,039,966)	(1,221,540)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	93,443,236	82,131,018	720,128,082	1,605,131,373
Cost of shares redeemed	(72,200,805)	(61,955,704)	(1,419,772,038)	(797,823,739)
Net increase (decrease) in net assets resulting from shareholder transactions	21,242,431	20,175,314	(699,643,956)	807,307,634
Total increase (decrease) in net assets	24,294,551	52,803,301	(791,012,588)	1,070,342,956
NET ASSETS:
Beginning of period	84,156,152	31,352,851	1,071,854,314	1,511,358
End of period	$108,450,703	$84,156,152	$280,841,726	$1,071,854,314
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,300,002	950,002	32,600,002	100,002
Shares sold	1,300,000	1,500,000	22,150,000	58,950,000
Shares redeemed	(1,050,000)	(1,150,000)	(46,050,000)	(26,450,000)
Shares outstanding, end of period	1,550,002	1,300,002	8,700,002	32,600,002

(a)	Inception date is January 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Period Ended 3/31/2022 (a)

$ 2,572
91
(170,718)
(168,055)

(405)

3,660,317
—
3,660,317
3,491,857

—
$3,491,857

—
150,002
—
150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust Nasdaq Bank ETF (FTXO)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 31.14	$ 15.64	$ 24.41	$ 29.50	$ 25.94
Income from investment operations:
Net investment income (loss)	0.61	0.59 (a)	0.73	0.84	0.40
Net realized and unrealized gain (loss)	0.61 (b)	15.50	(8.77)	(5.14)	3.56
Total from investment operations	1.22	16.09	(8.04)	(4.30)	3.96
Distributions paid to shareholders from:
Net investment income	(0.61)	(0.59)	(0.73)	(0.79)	(0.40)
Net asset value, end of period	$31.75	$31.14	$15.64	$24.41	$29.50
Total return (c)	3.89%	105.13%	(33.93)%	(14.49)%	15.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 361,937	$ 227,293	$ 58,658	$ 168,447	$ 1,314,444
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.91%	2.65%	2.69%	1.83%	1.47%
Portfolio turnover rate (d)	78%	176%	59%	87%	39%

(a)	Based on average shares outstanding.
(b)	The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Food & Beverage ETF (FTXG)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 25.66	$ 17.28	$ 20.06	$ 19.71	$ 20.63
Income from investment operations:
Net investment income (loss)	0.41	0.32	0.27	0.27	0.35
Net realized and unrealized gain (loss)	1.39	8.38	(2.77)	0.33	(0.95)
Total from investment operations	1.80	8.70	(2.50)	0.60	(0.60)
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.32)	(0.28)	(0.25)	(0.32)
Net asset value, end of period	$27.03	$25.66	$17.28	$20.06	$19.71
Total return (a)	7.13%	50.65%	(12.69)%	3.13%	(2.96)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 10,810	$ 5,133	$ 2,592	$ 2,006	$ 985
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.61%	1.44%	1.58%	1.55%	1.53%
Portfolio turnover rate (b)	77%	131%	59%	108%	76%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Oil & Gas ETF (FTXN)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 15.51	$ 8.10	$ 18.91	$ 19.95	$ 20.63
Income from investment operations:
Net investment income (loss)	0.31	0.22	0.31	0.41	0.36
Net realized and unrealized gain (loss)	10.96	7.39	(10.79)	(1.06)	(0.67)
Total from investment operations	11.27	7.61	(10.48)	(0.65)	(0.31)
Distributions paid to shareholders from:
Net investment income	(0.31)	(0.20)	(0.32)	(0.39)	(0.33)
Return of capital	—	—	(0.01)	—	(0.04)
Total distributions	(0.31)	(0.20)	(0.33)	(0.39)	(0.37)
Net asset value, end of period	$26.47	$15.51	$8.10	$18.91	$19.95
Total return (a)	73.19%	95.16%	(56.26)%	(3.27)%	(1.47)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,147,631	$ 36,448	$ 6,885	$ 12,294	$ 3,991
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.87%	2.01%	2.14%	1.69%	1.96%
Portfolio turnover rate (b)	139%	136%	76%	126%	92%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 25.51	$ 19.36	$ 21.50	$ 21.14	$ 19.83
Income from investment operations:
Net investment income (loss)	0.27	0.24	0.18	0.13	0.17
Net realized and unrealized gain (loss)	1.10	6.14	(2.13)	0.35	1.65
Total from investment operations	1.37	6.38	(1.95)	0.48	1.82
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.23)	(0.19)	(0.12)	(0.17)
Net realized gain	—	—	—	—	(0.34)
Total distributions	(0.25)	(0.23)	(0.19)	(0.12)	(0.51)
Net asset value, end of period	$26.63	$25.51	$19.36	$21.50	$21.14
Total return (a)	5.39%	33.00%	(9.13)%	2.30%	9.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 17,311	$ 19,133	$ 5,810	$ 5,376	$ 2,114
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.97%	1.07%	0.85%	0.69%	0.80%
Portfolio turnover rate (b)	77%	83%	42%	107%	70%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S-Network E-Commerce ETF (ISHP)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 31.48	$ 18.10	$ 22.34	$ 20.86	$ 19.68
Income from investment operations:
Net investment income (loss)	0.26	0.19	0.27	0.21	0.31
Net realized and unrealized gain (loss)	(0.54)	13.39	(4.22)	1.45	1.18
Total from investment operations	(0.28)	13.58	(3.95)	1.66	1.49
Distributions paid to shareholders from:
Net investment income	(0.22)	(0.20)	(0.29)	(0.18)	(0.31)
Net asset value, end of period	$30.98	$31.48	$18.10	$22.34	$20.86
Total return (a)	(0.94)%	75.23%	(17.90)%	7.98%	7.63%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 18,586	$ 9,444	$ 3,619	$ 8,934	$ 1,043
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.91%	0.70%	1.11%	1.41%	1.54%
Portfolio turnover rate (b)	213%	114%	65%	127%	126%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Semiconductor ETF (FTXL)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 64.74	$ 33.00	$ 31.83	$ 32.58	$ 25.04
Income from investment operations:
Net investment income (loss)	0.27	0.23	0.38	0.25	0.14
Net realized and unrealized gain (loss)	5.22	31.75	1.18	(0.79)	7.54
Total from investment operations	5.49	31.98	1.56	(0.54)	7.68
Distributions paid to shareholders from:
Net investment income	(0.26)	(0.24)	(0.39)	(0.21)	(0.14)
Net asset value, end of period	$69.97	$64.74	$33.00	$31.83	$32.58
Total return (a)	8.46%	97.11%	4.82%	(1.62)%	30.77%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 108,451	$ 84,156	$ 31,353	$ 30,242	$ 47,247
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.40%	0.45%	1.00%	0.78%	0.55%
Portfolio turnover rate (b)	58%	113%	64%	94%	59%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Transportation ETF (FTXR)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 32.88	$ 15.11	$ 23.33	$ 24.93	$ 22.78
Income from investment operations:
Net investment income (loss)	0.45	0.04	0.30	0.35	0.32
Net realized and unrealized gain (loss)	(0.62)	17.79	(8.22)	(1.62)	2.16
Total from investment operations	(0.17)	17.83	(7.92)	(1.27)	2.48
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.06)	(0.30)	(0.33)	(0.33)
Net asset value, end of period	$32.28	$32.88	$15.11	$23.33	$24.93
Total return (a)	(0.53)%	118.10%	(34.35)%	(5.11)%	10.89%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 280,842	$ 1,071,854	$ 1,511	$ 2,333	$ 3,740
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.92%	0.10%	1.04%	1.38%	1.27%
Portfolio turnover rate (b)	43%	129%	89%	108%	78%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust S-Network Streaming & Gaming ETF (BNGE)
Period Ended 3/31/2022 (a)
Net asset value, beginning of period	$ 24.46
Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss)	(1.20)
Total from investment operations	(1.18)
Distributions paid to shareholders from:
Net investment income	(0.00) (b)
Net asset value, end of period	$23.28
Total return (c)	(4.81)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,492
Ratio of total expenses to average net assets	0.70% (d)
Ratio of net investment income (loss) to average net assets	0.47% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is January 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
March 31, 2022
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-three exchange-traded funds that are offering shares. This report covers the eight funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust and listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”) with the exception of BNGE which is listed and traded on The NYSE Arca, Inc.
First Trust Nasdaq Bank ETF - (ticker “FTXO”)
First Trust Nasdaq Food & Beverage ETF - (ticker “FTXG”)
First Trust Nasdaq Oil & Gas ETF - (ticker “FTXN”)
First Trust Nasdaq Pharmaceuticals ETF - (ticker “FTXH”)
First Trust S-Network E-Commerce ETF - (ticker “ISHP”)(1)
First Trust Nasdaq Semiconductor ETF - (ticker “FTXL”)
First Trust Nasdaq Transportation ETF - (ticker “FTXR”)
First Trust S-Network Streaming & Gaming ETF - (ticker “BNGE”)(2)
(1) Effective on January 26, 2022, First Trust Nasdaq Retail ETF (Nasdaq ticker “FTXD”) changed its name and ticker symbol to First Trust S-Network E-Commerce ETF (Nasdaq ticker “ISHP”).
(2) Commenced investment operations on January 25, 2022.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust Nasdaq Bank ETF	Nasdaq US Smart Banks IndexTM
First Trust Nasdaq Food & Beverage ETF	Nasdaq US Smart Food & Beverage IndexTM
First Trust Nasdaq Oil & Gas ETF	Nasdaq US Smart Oil & Gas IndexTM
First Trust Nasdaq Pharmaceuticals ETF	Nasdaq US Smart Pharmaceuticals IndexTM
First Trust S-Network E-Commerce ETF	S-Network Global E-Commerce Index
First Trust Nasdaq Semiconductor ETF	Nasdaq US Smart Semiconductor IndexTM
First Trust Nasdaq Transportation ETF	Nasdaq US Smart Transportation IndexTM
First Trust S-Network Streaming & Gaming ETF	S-Network Streaming & Gaming Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of March 31, 2022, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2022, only FTXR had securities in the securities lending program. During the fiscal period ended March 31, 2022, FTXN and FTXR participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal period ended March 31, 2022, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended March 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Nasdaq Bank ETF	$ 5,155,141	$ —	$ —
First Trust Nasdaq Food & Beverage ETF	116,496	—	—
First Trust Nasdaq Oil & Gas ETF	6,320,716	—	—
First Trust Nasdaq Pharmaceuticals ETF	176,100	—	—
First Trust S-Network E-Commerce ETF	143,821	—	—
First Trust Nasdaq Semiconductor ETF	338,211	—	—
First Trust Nasdaq Transportation ETF	10,039,966	—	—
First Trust S-Network Streaming & Gaming ETF	405	—	—
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Nasdaq Bank ETF	$ 2,495,731	$ —	$ —
First Trust Nasdaq Food & Beverage ETF	37,626	—	—
First Trust Nasdaq Oil & Gas ETF	342,435	—	—
First Trust Nasdaq Pharmaceuticals ETF	161,361	—	—
First Trust S-Network E-Commerce ETF	41,275	—	—
First Trust Nasdaq Semiconductor ETF	248,060	—	—
First Trust Nasdaq Transportation ETF	1,221,540	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
As of March 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Nasdaq Bank ETF	$ 329,822	$ (80,781,438)	$ (8,732,420)
First Trust Nasdaq Food & Beverage ETF	—	(1,052,735)	664,643
First Trust Nasdaq Oil & Gas ETF	624,468	(12,848,893)	157,483,512
First Trust Nasdaq Pharmaceuticals ETF	21,285	(2,169,600)	1,486,069
First Trust S-Network E-Commerce ETF	24,184	(3,151,002)	(1,954,358)
First Trust Nasdaq Semiconductor ETF	45,521	(6,130,872)	(65,969)
First Trust Nasdaq Transportation ETF	214,440	(36,427,903)	(13,693,799)
First Trust S-Network Streaming & Gaming ETF	10,975	—	(179,435)
H. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For all the Funds, with the exception of BNGE, the taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. Taxable period ended 2022 remains open to federal and state audit for BNGE. As of March 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.

Non-Expiring Capital Loss Carryforward
First Trust Nasdaq Bank ETF	$ 80,781,438
First Trust Nasdaq Food & Beverage ETF	1,052,735
First Trust Nasdaq Oil & Gas ETF	12,848,893
First Trust Nasdaq Pharmaceuticals ETF	2,169,600
First Trust S-Network E-Commerce ETF	3,151,002
First Trust Nasdaq Semiconductor ETF	6,130,872
First Trust Nasdaq Transportation ETF	36,427,903
First Trust S-Network Streaming & Gaming ETF	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended March 31, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Nasdaq Bank ETF	$ —	$ (11,750,596)	$ 11,750,596
First Trust Nasdaq Food & Beverage ETF	3,762	(232,143)	228,381
First Trust Nasdaq Oil & Gas ETF	—	(184,911,468)	184,911,468
First Trust Nasdaq Pharmaceuticals ETF	—	(793,272)	793,272
First Trust S-Network E-Commerce ETF	(10,519)	(1,954,354)	1,964,873
First Trust Nasdaq Semiconductor ETF	—	(17,511,520)	17,511,520
First Trust Nasdaq Transportation ETF	—	(48,324,056)	48,324,056
First Trust S-Network Streaming & Gaming ETF	91	(91)	—
As of March 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Nasdaq Bank ETF	$ 369,866,750	$ 6,980,746	$ (15,713,166)	$ (8,732,420)
First Trust Nasdaq Food & Beverage ETF	10,137,653	901,395	(236,752)	664,643
First Trust Nasdaq Oil & Gas ETF	988,035,310	162,352,163	(4,868,651)	157,483,512
First Trust Nasdaq Pharmaceuticals ETF	15,803,786	2,180,282	(694,213)	1,486,069
First Trust S-Network E-Commerce ETF	20,501,400	711,620	(2,666,007)	(1,954,387)
First Trust Nasdaq Semiconductor ETF	108,316,961	6,023,916	(6,089,885)	(65,969)
First Trust Nasdaq Transportation ETF	302,794,434	5,721,742	(19,415,541)	(13,693,799)
First Trust S-Network Streaming & Gaming ETF	3,654,148	78,845	(258,287)	(179,442)
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Nasdaq, Inc. or S-Network Global Indexes, Inc. (each, a “Licensor”), as applicable, for the Funds. The respective license agreement allows for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee of 0.60% of each Fund’s average daily net assets, except for BNGE. BNGE has agreed to pay First Trust an annual unitary management fee equal to 0.70% of its average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Nasdaq Bank ETF	$ 212,636,531	$ 212,113,783
First Trust Nasdaq Food & Beverage ETF	5,306,926	5,298,620
First Trust Nasdaq Oil & Gas ETF	529,870,022	526,508,556
First Trust Nasdaq Pharmaceuticals ETF	14,761,305	14,752,459
First Trust S-Network E-Commerce ETF	39,012,337	38,966,304
First Trust Nasdaq Semiconductor ETF	52,519,320	52,508,869
First Trust Nasdaq Transportation ETF	464,221,385	466,546,514
First Trust S-Network Streaming & Gaming ETF	170,818	—

For the fiscal period ended March 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Nasdaq Bank ETF	$ 230,570,235	$ 84,002,642
First Trust Nasdaq Food & Beverage ETF	9,202,719	3,873,418
First Trust Nasdaq Oil & Gas ETF	1,650,425,456	874,932,692
First Trust Nasdaq Pharmaceuticals ETF	2,578,347	5,237,651
First Trust S-Network E-Commerce ETF	36,423,106	24,981,052
First Trust Nasdaq Semiconductor ETF	93,298,085	72,188,868
First Trust Nasdaq Transportation ETF	718,109,261	1,415,834,258
First Trust S-Network Streaming & Gaming ETF	3,474,613	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2022 for FTXO, FTXG, FTXN, FTXH, FTXL, and FTXR, January 31, 2023 for ISHP and May 24, 2023 for BNGE.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Nasdaq Bank ETF, First Trust Nasdaq Food & Beverage ETF, First Trust Nasdaq Oil & Gas ETF, First Trust Nasdaq Pharmaceuticals ETF, First Trust S-Network E-Commerce ETF (formerly known as First Trust Nasdaq Retail ETF), First Trust Nasdaq Semiconductor ETF, First Trust Nasdaq Transportation ETF, and First Trust S-Network Streaming & Gaming ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of March 31, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Nasdaq Bank ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, 2020, 2019, and 2018.
First Trust Nasdaq Food & Beverage ETF
First Trust Nasdaq Oil & Gas ETF
First Trust Nasdaq Pharmaceuticals ETF
First Trust S-Network E-Commerce ETF (Formerly known as First Trust Nasdaq Retail ETF)
First Trust Nasdaq Semiconductor ETF
First Trust Nasdaq Transportation ETF
First Trust S-Network Streaming & Gaming ETF	For the period from January 25, 2022 (commencement of operations) through March 31, 2022
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of

Report of Independent Registered Public Accounting Firm (Continued)
March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
May 23, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended March 31, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust Nasdaq Bank ETF	100.00%
First Trust Nasdaq Food & Beverage ETF	94.37%
First Trust Nasdaq Oil & Gas ETF	100.00%
First Trust Nasdaq Pharmaceuticals ETF	100.00%
First Trust S-Network E-Commerce ETF	100.00%
First Trust Nasdaq Semiconductor ETF	100.00%
First Trust Nasdaq Transportation ETF	100.00%
First Trust S-Network Streaming & Gaming ETF	16.05%
For the taxable period ended March 31, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Nasdaq Bank ETF	100.00%
First Trust Nasdaq Food & Beverage ETF	94.37%
First Trust Nasdaq Oil & Gas ETF	100.00%
First Trust Nasdaq Pharmaceuticals ETF	100.00%
First Trust S-Network E-Commerce ETF	100.00%
First Trust Nasdaq Semiconductor ETF	100.00%
First Trust Nasdaq Transportation ETF	100.00%
First Trust S-Network Streaming & Gaming ETF	45.68%
A portion of the ordinary dividends (including short-term capital gains) that ISHP paid to shareholders during the taxable period ended March 31, 2022, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of the following series of the Trust (the “Fund”):
First Trust S-Network Streaming & Gaming ETF
The Board approved the Agreement for the Fund for an initial two-year term at a meeting held on April 26, 2021. The Board determined for the Fund that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for the Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The Board also considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund’s investments. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.70% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. The Board considered the Advisor’s statement that the Fund will be most comparable to three other index ETFs managed by the Advisor that pay unitary fees equal to annual rates of 0.65% or 0.70% of their respective average daily net assets, due to its focus on targeted global exposure with a robust selection methodology and objective to track a given market segment. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.
The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Agreement for the Fund to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Agreement for the Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board also noted that the Advisor would not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	217	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	217	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	217	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	217	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	217	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	217	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund VI

Developed International Equity Select ETF (RNDM)

Emerging Markets Equity Select ETF (RNEM)

Large Cap US Equity Select ETF (RNLC)

Mid Cap US Equity Select ETF (RNMC)

Small Cap US Equity Select ETF (RNSC)

US Equity Dividend Select ETF (RNDV)

Annual Report
For the Year Ended
March 31, 2022

First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
March 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended March 31, 2022.
How are investors expected to make sense of the markets in a climate like the one we are in today? For what it is worth, the famous adage that “perception is reality” is a complete misnomer, in my opinion. Perception is a perspective of reality. Reality is the truth. When it comes to investing one’s capital, it can be difficult to ascertain the truth, especially in the age of the internet and the 24/7 news cycle. There is so much information pumped out daily pertaining to the securities markets that it can be counterproductive if you consume too much of it, particularly if you do not have a discerning eye. To be frank, a lot of financial information adds up to nothing more than noise, or is an extension of someone’s agenda, and we at First Trust encourage investors to ignore it as best they can. That is why we believe that investors should lean on those market principles that are tried and true. That is how you make sense of the markets, in my opinion.
There is essentially nothing major transpiring around the globe today that we have not encountered to some degree before, including war. Even the coronavirus (“COVID-19”) pandemic, which arrived in the U.S. in the first quarter of 2020, was somewhat matched in scope by the 1918 flu (Spanish flu) pandemic. Approximately 987,000 lives have been lost so far in the U.S. from the COVID-19 pandemic, compared to 675,000 spanning the 1918 flu pandemic, according to data from the Centers for Disease Control and Prevention. While we have had more deaths from the COVID-19 virus, the speed in which no fewer than three effective vaccines were brought to bear to combat this virus was astounding. U.S. ingenuity is what keeps this country ascending, in my opinion. I believe it to be one of the main reasons why the investment philosophy “time in the market” has been such a tried and true principle of the wealth building process. Endure the ups and downs of the stock market and you can persevere over time. In the short-run, it is anybody’s guess, and guessing should not play any role in developing a financial plan. History is on your side. Keep in mind, the S&P 500® Index has never failed to fully recover any losses sustained in a downturn and it stood at its all-time closing high on January 3, 2022.
The stock and bond markets have been more volatile of late and may stay that way, at least over the near-term. Based on some thorough guidance from the Federal Reserve (the “Fed”) with respect to its bias towards raising short-term interest rates more aggressively than once thought to fight inflation, there is a good chance that the days of artificially low interest rates are finally coming to an end. Bond yields have spiked recently to reflect the surge in inflation, which stood at 8.5% on a trailing 12-month basis in March 2022, and the anticipated rate hikes from the Fed. In other words, interest rates and bond yields are in the process of normalizing. What is normal? Well, the Federal Funds target rate (upper bound), which stood at 0.50% at the close on April 21, 2022, averaged 2.48% for the 30-year period ended April 21, 2022, according to Bloomberg. It reached as high as 6.50% in 2000. The yield on the 10-Year Treasury Note (“T-Note”), which stood at 2.91% at the close on April 21, 2022, averaged 3.98% over that same 30-year period. The 10-Year T-Note reached as high as 8.03% in 1994. All eyes will likely be on the Fed for the remainder of this year. The economy is still growing, albeit at a slower clip, and it looks like more Americans are heading back to work. Keep an eye on interest rates, bond yields and inflation in the months ahead. We would prefer slow and steady as they rise as opposed to sharp moves higher. As always, stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2022
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2022 sees real gross domestic product growth rising by 3.6% worldwide in 2022, down from its 4.4% projection in January 2022. The IMF is calling for a 3.7% growth rate for the U.S., down from its January estimate of 4.0%. Emerging Market and Developing Economies are expected to grow by 3.8% this year, down markedly from the IMF’s 4.8% estimate in January. While global growth is expected to slow some in 2022, there does not appear to be a significant threat of recession in the near-term. The IMF notes that the reduction in its economic growth targets is largely a byproduct of Russia’s decision to invade Ukraine back on February 24, 2022.
Robust inflation and the war between Russia and Ukraine have been the dominant stories of late, in our opinion. Inflation, as measured by the Consumer Price Index, stood at 8.5% on a trailing 12-month basis at the end of March 2022, according to the U.S. Bureau of Labor Statistics. The last time inflation in the U.S. was this high was in 1982. Consumer prices are up significantly across the board, including groceries, gasoline, automobiles, homes, and apartment rents. It has been reported that the war between Russia and Ukraine could lead to global food shortages. It has already helped drive energy prices higher. These two events are worth monitoring closely. If one or both end up being protracted, then we would anticipate higher levels of volatility in the markets moving forward. Perhaps the biggest beneficiary of the spike in inflation is commodity prices, which surged 27.03% in the first quarter of 2022, as measured by the Refinitiv/CC CRB Excess Return Index.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered mixed results over the past 12 months. The S&P 500®, S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 15.65%, 4.59% and 1.23%, respectively, for the 12-month period ended March 31, 2022. Due to the ongoing economic headwinds stemming from the coronavirus pandemic, rising inflation, and, more recently, the war between Russia and Ukraine, large-capitalization (“cap”) stocks outperformed their mid- and small-cap counterparts over the period, an indication that investors were somewhat concerned about the level of risk they were willing to assume, in our opinion. Ten of the 11 major sectors that comprise the S&P 500® Index (the “Index”) were up on a total return basis for the period. The top performer was the Energy sector, up 64.30%, while the worst showing came from Communication Services, down 0.93%.
A Bloomberg survey of 24 equity strategists found that their average 2022 year-end price target for the Index was 4,868 as of April 2022, according to its own release. The highest and lowest estimates were 5,330 and 4,400, respectively. Brian Wesbury, Chief Economist at First Trust, announced in May 2022 that he is looking for a year-end price target of 4,900, a downward revision from his 5,250 projection at the close of 2021. The Index closed trading on March 31, 2022, at 4,530.41. The outlook for corporate earnings remains optimistic. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for 2022 and 2023 were 10.25% and 9.44%, respectively, as of April 1, 2022.
The broader foreign stock indices lagged the performance of the major U.S. stock indices. Over the past 12 months, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 3.04% (USD) and -11.37% (USD), respectively, according to Bloomberg. The major foreign bond indices were down over the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -6.40% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt declined by 8.80% (USD), according to Bloomberg. The U.S. dollar rose by 5.45% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The sizable jump in the dollar provided a drag on the performance of both foreign stock and bond indices, in our opinion.
In the U.S. bond market, the results were also disappointing. The top-performing major debt group we track was speculative-grade corporate bonds. The Bloomberg U.S. Corporate High Yield Index posted a total return of -0.66% for the 12-month period ended March 31, 2022. The worst-performing U.S. debt group that we track was long-term municipal bonds. The Bloomberg Municipal Bond: Long Bond (22+ years) posted a total return of -5.30%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 60 basis points in the period to close at 2.34% on March 31, 2022, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.03% for the 10-year period ended March 31, 2022.

Fund Performance Overview (Unaudited)
Developed International Equity Select ETF (RNDM)
The Developed International Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze Developed Markets Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNDM.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, preferred shares and real estate investment trusts that comprise the Index.
The Index is designed to select low volatility developed markets (excluding the United States) securities that are included in the NASDAQ Developed Markets Ex-US Large Mid Cap Index (the “Base Index”) and have a minimum three-month average daily dollar trading volume of $5 million. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in developed markets (excluding the United States), as determined by Nasdaq, Inc. A country is classified as “developed” based on a number of criteria including national income per capita, national market capitalization and national trading volume. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/22	Inception (6/20/17) to 3/31/22	Inception (6/20/17) to 3/31/22
Fund Performance
NAV	0.82%	3.22%	16.33%
Market Price	0.32%	3.20%	16.22%
Index Performance
Nasdaq Riskalyze Developed Markets Index	2.65%	4.65%	24.25%
NASDAQ Developed Markets Ex-US Large Mid Cap Index	2.60%	6.78%	36.82%
MSCI World ex USA Index	3.04%	6.27%	33.70%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 0.82% during the period covered by this report. During the same period, the NASDAQ Developed Markets Ex-US Large Mid Cap Index (the “Benchmark”) generated a return of 2.60%. Investments in Japan received the greatest allocation of any country in the Fund during the period covered by this report. Japanese securities carried an average weight of 16.0% but contributed only 0.3% to the Fund’s overall return. The most significant contribution to the Fund’s return came from investments in Canada, which contributed 1.4%. The most negative contribution to the Fund’s return came from investments in Germany, which contributed -1.5%. The total currency effect to the Fund over the period covered by this report was 0.2%. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance came from investments in Germany, which caused -0.7% of underperformance for the Fund versus the Benchmark. Meanwhile, the greatest source of relative outperformance came from Japanese stocks, which earned 1.9% of outperformance for the Fund.

Riskalyze and Nasdaq Riskalyze Developed Markets Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund.

Fund Performance Overview (Unaudited) (Continued)
Developed International Equity Select ETF (RNDM) (Continued)
Sector Allocation	% of Total Investments
Financials	22.5%
Industrials	20.5
Health Care	12.4
Consumer Staples	10.7
Information Technology	7.1
Communication Services	6.8
Consumer Discretionary	6.1
Materials	5.4
Utilities	4.4
Real Estate	3.2
Energy	0.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Mitsubishi Corp.	2.7%
ITOCHU Corp.	2.6
Takeda Pharmaceutical Co., Ltd.	2.3
Secom Co., Ltd.	2.2
Roche Holding AG	2.1
RELX PLC	2.0
Novartis AG	2.0
Croda International PLC	1.4
Open Text Corp.	1.3
Sompo Holdings, Inc.	1.3
Total	19.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Emerging Markets Equity Select ETF (RNEM)
The Emerging Markets Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze Emerging Markets Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNEM.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, preferred shares and real estate investment trusts that comprise the Index.
The Index is designed to select low volatility emerging markets securities that are included in the NASDAQ Emerging Markets Large Mid Cap Index (the “Base Index”) and have a minimum three-month average daily dollar trading volume of $5 million. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in emerging markets, as determined by Nasdaq, Inc. A country is classified as “emerging” based on a number of criteria including national income per capita, national market capitalization and national trading volume. Emerging markets are generally characterized by lower market efficiency and less strict standards in accounting and securities regulation than developed markets. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/22	Inception (6/20/17) to 3/31/22	Inception (6/20/17) to 3/31/22
Fund Performance
NAV	1.91%	2.60%	13.03%
Market Price	1.08%	2.61%	13.10%
Index Performance
Nasdaq Riskalyze Emerging Markets Index	4.48%	4.65%	24.28%
NASDAQ Emerging Markets Large Mid Cap Index	-7.26%	5.76%	30.68%
MSCI Emerging Markets Index	-11.37%	5.03%	26.40%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of 1.91% during the period covered by this report. During the same period, the NASDAQ Emerging Markets Large Mid Cap Index (the “Benchmark”) generated a return of  -7.26%. Taiwan securities received the greatest allocation of any country in the Fund during the period covered by this report. These investments carried an average weight of 22.9% and contributed 4.5% to the Fund’s return, the greatest of any country in the Fund. Investments in the Cayman Islands were the largest negatively contributing country with a contribution of -3.1% to the Fund’s return. The total currency effect to the Fund over the period covered by this report was 0.4%. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance came from Cayman Islands securities, which caused 8.3% of outperformance for the Fund versus the Benchmark. The greatest source of relative underperformance was South Africa which earned -0.4% of underperformance for the Fund.

Riskalyze and Nasdaq Riskalyze Emerging Markets Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund.

Fund Performance Overview (Unaudited) (Continued)
Emerging Markets Equity Select ETF (RNEM) (Continued)
Sector Allocation	% of Total Investments
Financials	26.1%
Information Technology	22.3
Materials	16.3
Consumer Staples	10.2
Communication Services	5.1
Energy	4.9
Consumer Discretionary	4.7
Health Care	3.3
Industrials	3.0
Utilities	2.7
Real Estate	1.4
Total	100.0%
Top Ten Holdings	% of Total Investments
Synnex Technology International Corp.	4.2%
WPG Holdings Ltd.	3.3
Wistron Corp.	3.1
Pegatron Corp.	3.1
Infosys Ltd.	3.0
Reliance Industries Ltd.	3.0
Inventec Corp.	2.8
Tata Consultancy Services Ltd.	2.7
Kumba Iron Ore Ltd.	1.7
Formosa Chemicals & Fibre Corp.	1.6
Total	28.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Large Cap US Equity Select ETF (RNLC)
The Large Cap US Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Large Cap IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNLC.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index.
The Index is designed to select dividend-paying US large cap securities that are included in the Nasdaq US 500 Large Cap IndexTM (the “Base Index”) and have paid a dividend in the trailing twelve months (based on ex-date). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of large cap US companies, as determined by Nasdaq, Inc.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/22	Inception (6/20/17) to 3/31/22	Inception (6/20/17) to 3/31/22
Fund Performance
NAV	11.62%	13.19%	80.76%
Market Price	11.54%	13.20%	80.86%
Index Performance
Nasdaq Riskalyze US Large Cap Index	12.31%	13.90%	86.24%
Nasdaq US 500 Large Cap IndexTM	13.81%	15.95%	102.82%
S&P 500® Index	15.65%	15.92%	102.59%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of 11.62% during the period covered by this report. During the same period, the Nasdaq US 500 Large Cap IndexTM (the “Benchmark”) generated a return of 13.81%. The Information Technology sector received the greatest allocation and also contributed the most to the Fund’s overall return during the period covered by this report. This sector carried an average weight of 30.6% and contributed 3.7% to the Fund’s return. During the period, the Consumer Discretionary sector had the most negative contribution to the Fund’s return with a contribution to return of -0.2%. On a relative basis, the Fund underperformed the Benchmark. The most significant source of underperformance came from the heavily weighted Information Technology sector. Investments in this sector caused -1.7% of underperformance for the Fund versus the Benchmark. Meanwhile, investments in the Consumer Services sector caused 1.4% of outperformance for the Fund versus the Benchmark.

Riskalyze and Nasdaq Riskalyze US Large Cap Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund.

Fund Performance Overview (Unaudited) (Continued)
Large Cap US Equity Select ETF (RNLC) (Continued)
Sector Allocation	% of Total Investments
Information Technology	30.6%
Health Care	13.9
Industrials	11.6
Financials	10.6
Consumer Discretionary	10.3
Consumer Staples	6.1
Communication Services	4.9
Energy	4.0
Real Estate	2.9
Utilities	2.7
Materials	2.4
Total	100.0%
Top Ten Holdings	% of Total Investments
Leidos Holdings, Inc.	1.1%
Hewlett Packard Enterprise Co.	1.0
NortonLifeLock, Inc.	0.9
Cognizant Technology Solutions Corp., Class A	0.9
Corning, Inc.	0.9
Monolithic Power Systems, Inc.	0.9
Apple, Inc.	0.9
Texas Instruments, Inc.	0.9
International Business Machines Corp.	0.9
HP, Inc.	0.9
Total	9.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Mid Cap US Equity Select ETF (RNMC)
The Mid Cap US Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Mid Cap Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNMC.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index.
The Index is designed to select dividend-paying US mid cap securities that are included in the Nasdaq US 600 Mid Cap IndexTM (the “Base Index”) and have paid a dividend in the trailing twelve months (based on ex-date). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of mid cap US companies, as determined by Nasdaq, Inc.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/22	Inception (6/20/17) to 3/31/22	Inception (6/20/17) to 3/31/22
Fund Performance
NAV	7.26%	10.24%	59.32%
Market Price	7.15%	10.23%	59.25%
Index Performance
Nasdaq Riskalyze US Mid Cap Index	7.97%	10.92%	64.10%
Nasdaq US 600 Mid Cap IndexTM	0.49%	11.87%	70.88%
S&P MidCap 400® Index	4.59%	11.22%	66.22%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of 7.26% during the period covered by this report. During the same period, the Nasdaq US 600 Mid Cap IndexTM (the “Benchmark”) generated a return of 0.49%. Multiple sectors received nearly the same allocation in the Fund during the period covered by this report. The greatest allocation was to the Industrials sector, which had an average weight of 16.1%, but the Financials sector was a close second with 15.4%, while the Consumer Discretionary sector was also substantially weighted during the period with an average weight in the Fund of 14.4%. The greatest contribution to the Fund’s return came from the investments in the Energy sector. These investments contributed 2.4% to the Fund’s return. The Consumer Discretionary sector provided the largest negative contribution to the Fund’s return with a contribution to return of -1.1%. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance came from investments in the Health Care sector. This allocation caused 3.1% of outperformance for the Fund versus the Benchmark. The Materials sector caused the most relative underperformance for the Fund, but its contribution to the Fund’s underperformance was less than -0.1%.

Riskalyze and Nasdaq Riskalyze US Mid Cap Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund.

Fund Performance Overview (Unaudited) (Continued)
Mid Cap US Equity Select ETF (RNMC) (Continued)
Sector Allocation	% of Total Investments
Industrials	16.1%
Financials	15.6
Consumer Discretionary	13.3
Information Technology	11.9
Health Care	11.4
Real Estate	8.6
Materials	8.1
Energy	5.1
Consumer Staples	3.6
Utilities	3.3
Communication Services	3.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Organon & Co.	1.4%
Universal Health Services, Inc., Class B	1.4
Encompass Health Corp.	1.3
Ensign Group (The), Inc.	1.3
Perrigo Co. PLC	1.2
Chemed Corp.	1.2
Premier, Inc., Class A	1.1
Select Medical Holdings Corp.	1.0
Bruker Corp.	0.9
CDK Global, Inc.	0.9
Total	11.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Small Cap US Equity Select ETF (RNSC)
The Small Cap US Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Small Cap Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNSC.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index.
The Index is designed to select dividend-paying US small cap securities that are included in the Nasdaq US 700 Small Cap IndexTM (the “Base Index”) and have paid a dividend in the trailing twelve months (based on ex-date). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of small cap US companies, as determined by Nasdaq, Inc.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/22	Inception (6/20/17) to 3/31/22	Inception (6/20/17) to 3/31/22
Fund Performance
NAV	4.39%	10.20%	59.03%
Market Price	4.20%	10.22%	59.18%
Index Performance
Nasdaq Riskalyze US Small Cap Index	5.02%	10.94%	64.22%
Nasdaq US 700 Small Cap IndexTM	-3.22%	11.84%	70.72%
S&P SmallCap 600® Index	1.23%	11.30%	66.76%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of 4.39% during the period covered by this report. During the same period, the Nasdaq US 700 Small Cap IndexTM (the “Benchmark”) generated a return of -3.22%. The allocation to the Industrials sector during the period covered by this report was 18.7%, greater than that of any other sector in the Fund, while the Fund’s allocation to the Financials sector was a close second with 18.1%. The greatest contributor to the Fund’s return was the Energy sector. Investments in this sector carried an average weight of 4.34% and contributed 2.2% to the Fund’s return. The sector accounting for the largest drag on the Fund’s return was the Consumer Discretionary sector. Investments in this sector contributed -1.4% of return for the Fund. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance for the Fund versus the Benchmark came from investments in the Health Care sector, which earned 4.3% of outperformance. Meanwhile, the greatest source of underperformance came from the most heavily weighted Industrials sector which caused -0.2% of underperformance for the Fund versus the Benchmark, mostly due to selections effect.

Riskalyze and Nasdaq Riskalyze US Small Cap Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund.

Fund Performance Overview (Unaudited) (Continued)
Small Cap US Equity Select ETF (RNSC) (Continued)
Sector Allocation	% of Total Investments
Industrials	17.3%
Financials	17.1
Information Technology	12.9
Health Care	11.2
Consumer Discretionary	10.9
Real Estate	8.1
Energy	6.4
Utilities	4.2
Consumer Staples	4.0
Materials	4.0
Communication Services	3.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Patterson Cos., Inc.	2.9%
CONMED Corp.	2.7
Healthcare Services Group, Inc.	2.7
U.S. Physical Therapy, Inc.	2.7
Owens & Minor, Inc.	2.6
CSG Systems International, Inc.	1.7
Switch, Inc., Class A	1.6
Avnet, Inc.	1.5
Progress Software Corp.	1.5
Advanced Energy Industries, Inc.	1.4
Total	21.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
US Equity Dividend Select ETF (RNDV)
The US Equity Dividend Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Large Cap Select Dividend Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNDV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index.
The Index is designed to select dividend-paying US securities that (i) are included in the Nasdaq US 500 Large Cap IndexTM (the “Base Index”); (ii) have paid a dividend in the trailing twelve months (based on the ex-date); and (iii) have a trailing twelve-month dividend yield higher than the index yield of the Base Index. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of large cap US companies, as determined by Nasdaq, Inc.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/22	Inception (6/20/17) to 3/31/22	Inception (6/20/17) to 3/31/22
Fund Performance
NAV	10.86%	12.44%	75.07%
Market Price	10.97%	12.48%	75.37%
Index Performance
Nasdaq Riskalyze US Large Cap Select Dividend Index	11.48%	13.07%	79.84%
Nasdaq US 500 Large Cap IndexTM	13.81%	15.95%	102.82%
S&P 500® Index	15.65%	15.92%	102.59%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of 10.86% during the period covered by this report. During the same period, the Nasdaq US 500 Large Cap IndexTM (the “Benchmark”) generated a return of 13.81%. By far the largest allocation in the Fund was to investments in the Information Technology sector. Unsurprisingly, this sector was also the primary driver of the Fund’s return. Information Technology holdings carried an average weight in the Fund of 29.9% and contributed 3.9% to the Fund’s overall return. The Consumer Discretionary sector contributed -0.5% to the Fund’s return, the worst of any sector. On a relative basis, the Fund underperformed the Benchmark. The largest source of underperformance for the Fund came from investments in the Consumer Discretionary sector with -1.75% of underperformance versus the Benchmark. The greatest source of outperformance for the Fund versus the Benchmark were from investments in the Communication Services sector, which caused 1.2% of outperformance for the Fund versus the Benchmark.

Riskalyze and Nasdaq Riskalyze US Large Cap Select Dividend Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund.

Fund Performance Overview (Unaudited) (Continued)
US Equity Dividend Select ETF (RNDV) (Continued)
Sector Allocation	% of Total Investments
Information Technology	30.0%
Health Care	13.6
Industrials	11.6
Financials	10.5
Consumer Discretionary	9.7
Communication Services	7.8
Consumer Staples	5.9
Energy	3.6
Real Estate	2.8
Utilities	2.7
Materials	1.8
Total	100.0%
Top Ten Holdings	% of Total Investments
International Business Machines Corp.	4.6%
Hewlett Packard Enterprise Co.	3.2
Intel Corp.	2.6
Corning, Inc.	2.5
Omnicom Group, Inc.	2.4
Texas Instruments, Inc.	2.2
Paramount Global, Class B	2.1
HP, Inc.	2.1
Broadcom, Inc.	2.1
NortonLifeLock, Inc.	2.0
Total	25.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the period since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
March 31, 2022 (Unaudited)
As a shareholder of Developed International Equity Select ETF, Emerging Markets Equity Select ETF, Large Cap US Equity Select ETF, Mid Cap US Equity Select ETF, Small Cap US Equity Select ETF or US Equity Dividend Select ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
Developed International Equity Select ETF (RNDM)
Actual	$1,000.00	$970.80	0.65%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Emerging Markets Equity Select ETF (RNEM)
Actual	$1,000.00	$1,011.70	0.75%	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	0.75%	$3.78
Large Cap US Equity Select ETF (RNLC)
Actual	$1,000.00	$1,052.50	0.60%	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
Mid Cap US Equity Select ETF (RNMC)
Actual	$1,000.00	$1,038.80	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
Small Cap US Equity Select ETF (RNSC)
Actual	$1,000.00	$1,041.10	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
US Equity Dividend Select ETF (RNDV)
Actual	$1,000.00	$1,074.60	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	0.50%	$2.52

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (October 1, 2021 through March 31, 2022), multiplied by 182/365 (to reflect the six-month period).

Developed International Equity Select ETF (RNDM)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 97.1%
	Australia – 5.8%
10,848	APA Group (b)	$86,218
1,355	Aristocrat Leisure Ltd. (b)	36,777
1,211	ASX Ltd. (b)	73,665
17,126	Aurizon Holdings Ltd. (b)	47,073
3,481	Australia & New Zealand Banking Group Ltd. (b)	71,329
6,026	Brambles Ltd. (b)	44,470
3,869	Coles Group Ltd. (b)	51,711
940	Commonwealth Bank of Australia (b)	74,027
5,378	Computershare Ltd. (b)	98,843
300	CSL Ltd. (b)	59,893
12,655	Harvey Norman Holdings Ltd. (b)	50,430
538	Macquarie Group Ltd. (b)	81,364
27,299	Medibank Pvt Ltd. (b)	62,720
3,522	National Australia Bank Ltd. (b)	84,792
1,261	Ramsay Health Care Ltd. (b)	61,071
2,159	Sonic Healthcare Ltd. (b)	57,002
7,803	Suncorp Group Ltd. (b)	64,685
17,499	Telstra Corp., Ltd. (b)	51,700
4,585	Transurban Group (b)	46,327
1,181	Wesfarmers Ltd. (b)	44,317
3,769	Westpac Banking Corp. (b)	68,093
1,670	Woolworths Group Ltd. (b)	46,367
		1,362,874
	Austria – 0.3%
383	ams-OSRAM AG (b) (c)	5,863
105	ANDRITZ AG (b)	4,849
162	BAWAG Group AG (b) (d) (e)	8,174
240	Erste Group Bank AG (b)	8,752
212	OMV AG (b)	10,130
403	Raiffeisen Bank International AG (b)	5,722
176	Verbund AG (b)	18,586
182	voestalpine AG (b)	5,416
		67,492
	Belgium – 1.0%
389	Ageas S.A./N.V. (b)	19,665
802	Anheuser-Busch InBev S.A./N.V. (b)	47,950
35	D’ieteren Group (b)	5,893
95	Elia Group S.A./N.V. (b)	14,494
896	Etablissements Franz Colruyt N.V. (b)	37,089
176	Groupe Bruxelles Lambert S.A. (b)	18,212
219	KBC Group N.V. (b)	15,713
199	Proximus S.A.D.P. (b)	3,706
49	Sofina S.A. (b)	17,805
122	Solvay S.A. (b)	12,024
177	UCB S.A. (b)	21,169
Shares	Description	Value

	Belgium (Continued)
255	Umicore S.A. (b)	$11,023
		224,743
	Bermuda – 0.2%
2,968	CK Infrastructure Holdings Ltd. (b)	19,841
1,500	Hongkong Land Holdings Ltd. (b)	7,329
300	Jardine Matheson Holdings Ltd. (b)	16,457
7,200	Kerry Logistics Network Ltd. (b)	16,447
		60,074
	Canada – 7.9%
1,367	Algonquin Power & Utilities Corp.	21,202
1,016	AltaGas Ltd.	22,756
983	Bank of Montreal	115,673
1,593	Bank of Nova Scotia (The)	114,173
1,499	BCE, Inc.	83,095
881	Canadian Imperial Bank of Commerce	106,941
743	Canadian Utilities Ltd., Class A	22,775
443	Emera, Inc.	21,960
452	Fortis, Inc.	22,355
188	George Weston Ltd.	23,151
3,227	Great-West Lifeco, Inc.	95,095
849	Hydro One Ltd. (d) (e)	22,873
742	Intact Financial Corp.	109,637
296	Loblaw Cos., Ltd.	26,561
416	Metro, Inc.	23,945
1,277	National Bank of Canada	97,888
7,124	Open Text Corp.	302,078
2,975	Power Corp. of Canada	92,095
986	Royal Bank of Canada	108,557
1,908	Sun Life Financial, Inc.	106,530
3,415	TELUS Corp.	89,216
909	TMX Group Ltd.	93,492
1,481	Toronto-Dominion Bank (The)	117,506
158	Waste Connections, Inc.	22,096
		1,861,650
	Cayman Islands – 0.3%
2,326	CK Asset Holdings Ltd. (b)	15,899
2,292	CK Hutchison Holdings Ltd. (b)	16,760
7,200	Shimao Group Holdings Ltd. (b)	4,020
15,000	Sino Biopharmaceutical Ltd. (b)	9,314
13,950	WH Group Ltd. (b) (d) (e)	8,760
2,700	Wharf Real Estate Investment Co., Ltd. (b)	13,344
		68,097
	Denmark – 2.5%
1,401	Ambu A.S., Class B (b)	20,624
14	AP Moller - Maersk A.S., Class B (b)	42,070

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Denmark (Continued)
96	Carlsberg A.S., Class B (b)	$11,785
508	Chr Hansen Holding A.S. (b)	37,301
265	Coloplast A.S., Class B (b)	40,131
994	Danske Bank A.S. (b)	16,535
823	Demant A.S. (b) (c)	37,245
156	DSV A.S. (b)	29,898
95	Genmab A.S. (b) (c)	34,310
599	GN Store Nord A.S. (b)	29,361
1,526	H Lundbeck A.S. (b)	35,161
59	Netcompany Group A.S. (b) (c) (d) (e)	3,888
428	Novo Nordisk A.S., Class B (b)	47,472
605	Novozymes A.S., Class B (b)	41,481
278	Orsted A.S. (b) (d) (e)	34,798
129	Pandora A.S. (b)	12,289
86	ROCKWOOL International A.S., Class B (b)	28,389
131	Royal Unibrew A.S. (b)	12,239
58	SimCorp A.S. (b)	4,253
739	Tryg A.S. (b)	17,969
1,411	Vestas Wind Systems A/S (b)	41,391
		578,590
	Finland – 1.1%
464	Elisa Oyj (b)	27,982
641	Fortum Oyj (b)	11,716
322	Huhtamaki Oyj (b)	11,202
401	Kesko Oyj, Class B (b)	11,072
248	Kojamo Oyj (b)	5,959
207	Kone Oyj, Class B (b)	10,832
1,590	Metso Outotec Oyj (b)	13,403
635	Neste Oyj (b)	28,952
5,216	Nokia Oyj (b) (c)	28,725
188	Nokian Renkaat Oyj (b)	3,051
709	Sampo Oyj, Class A (b)	34,645
1,350	Stora Enso Oyj, Class R (b)	26,483
635	UPM-Kymmene Oyj (b)	20,736
401	Valmet Oyj (b)	12,446
1,216	Wartsila OYJ Abp (b)	11,103
		258,307
	France – 9.9%
377	Air Liquide S.A. (b)	65,954
1,151	Amundi S.A. (b) (d) (e)	78,706
456	Arkema S.A. (b)	54,510
18,914	Bollore S.A. (b)	99,042
2,637	Bouygues S.A. (b)	92,042
3,543	Bureau Veritas S.A. (b)	101,014
403	Capgemini SE (b)	89,427
1,013	Cie Generale des Etablissements Michelin SCA (b)	137,277
744	Danone S.A. (b)	41,101
1,599	Dassault Systemes SE (b)	78,557
5,207	Engie S.A. (b)	68,456
786	EssilorLuxottica S.A. (b)	143,752
Shares	Description	Value

	France (Continued)
113	Hermes International (b)	$159,934
3,020	La Francaise des Jeux SAEM (b) (d) (e)	119,811
1,021	Legrand S.A. (b)	97,073
376	L’Oreal S.A. (b)	150,192
3,189	Orange S.A.	37,762
230	Pernod Ricard S.A. (b)	50,534
263	Remy Cointreau S.A. (b)	54,238
1,563	Sanofi (b)	159,801
658	Schneider Electric SE (b)	110,472
1,103	SEB S.A. (b)	153,825
278	Teleperformance (b)	105,890
699	Wendel SE (b)	71,182
		2,320,552
	Germany – 7.9%
428	Allianz SE (b)	102,210
376	Beiersdorf AG (b)	39,500
499	Brenntag SE (b)	40,235
593	Deutsche Boerse AG (b)	106,746
1,847	Deutsche Post AG (b)	88,198
6,319	Deutsche Telekom AG (b)	117,686
2,156	E.ON SE (b)	25,049
1,472	Evonik Industries AG (b)	40,837
968	Fresenius Medical Care AG & Co., KGaA (b)	64,867
1,418	Fresenius SE & Co., KGaA (b)	52,064
993	FUCHS PETROLUB SE (Preference Shares) (b)	36,028
2,541	GEA Group AG (b)	104,149
551	Hannover Rueck SE (b)	93,603
2,570	Henkel AG & Co., KGaA (Preference Shares) (b)	172,015
1,085	Knorr-Bremse AG (b)	83,173
236	LEG Immobilien SE (b)	26,875
314	Merck KGaA (b)	65,574
2,137	Puma SE (b)	181,735
745	RWE AG (b)	32,439
2,258	Scout24 AG (b) (d) (e)	128,733
353	Symrise AG (b)	42,322
1,139	TAG Immobilien AG (b)	25,791
632	Uniper SE (b)	16,327
4,028	United Internet AG (b)	138,233
555	Vonovia SE (b)	25,869
		1,850,258
	Greece – 0.0%
342	Hellenic Telecommunications Organization S.A. (b)	6,184
290	OPAP S.A. (b)	4,221
		10,405
	Hong Kong – 2.2%
9,032	AIA Group Ltd. (b)	94,311
1,601	CLP Holdings, Ltd. (b)	15,577

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hong Kong (Continued)
7,500	Galaxy Entertainment Group Ltd. (b)	$44,380
5,565	Hang Lung Properties Ltd. (b)	11,217
6,164	Hang Seng Bank Ltd. (b)	118,551
3,127	Henderson Land Development Co., Ltd. (b)	12,980
11,219	Hong Kong & China Gas Co., Ltd. (b)	13,552
1,729	Hong Kong Exchanges & Clearing Ltd. (b)	81,044
3,140	MTR Corp., Ltd. (b)	16,910
2,817	New World Development Co., Ltd. (b)	11,429
2,724	Power Assets Holdings Ltd.	17,752
10,018	Sino Land Co., Ltd. (b)	12,917
1,084	Sun Hung Kai Properties Ltd. (b)	12,897
2,845	Swire Pacific Ltd., Class A (b)	17,301
1,800	Techtronic Industries Co., Ltd. (b)	28,839
4,077	Wharf Holdings (The) Ltd. (b)	12,418
		522,075
	Ireland – 0.6%
1,985	AIB Group PLC (b)	4,372
914	Bank of Ireland Group PLC (b) (c)	5,812
655	CRH PLC (b)	26,125
1,077	Glanbia PLC (b)	12,494
132	Kerry Group PLC, Class A	14,763
310	Kingspan Group PLC (b)	30,302
260	Ryanair Holdings PLC, ADR (c)	22,651
586	Smurfit Kappa Group PLC (b)	26,029
		142,548
	Israel – 0.5%
53	Azrieli Group Ltd. (b)	4,656
1,244	Bank Hapoalim BM (b)	12,316
1,290	Bank Leumi Le-Israel BM (b)	13,897
34	Elbit Systems Ltd. (b)	7,436
1,017	ICL Group Ltd. (b)	12,090
2,070	Israel Discount Bank Ltd., Class A (b)	12,874
325	Mizrahi Tefahot Bank Ltd. (b)	12,692
89	Nice, Ltd. (b) (c)	19,466
1,607	Teva Pharmaceutical Industries Ltd. (b) (c)	15,000
		110,427
	Italy – 1.9%
10,545	A2A S.p.A. (b)	18,061
1,248	Assicurazioni Generali S.p.A. (b)	28,544
473	Atlantia S.p.A. (b)	9,835
607	Banca Generali S.p.A. (b)	22,459
2,456	Banca Mediolanum S.p.A. (b)	20,870
392	Buzzi Unicem S.p.A (b)	7,254
Shares	Description	Value

	Italy (Continued)
2,815	Enel S.p.A. (b)	$18,795
2,777	Eni S.p.A. (b)	40,498
1,465	FinecoBank Banca Fineco S.p.A. (b)	22,224
5,296	Hera S.p.A. (b)	19,511
685	Infrastrutture Wireless Italiane S.p.A. (b) (d) (e)	7,668
139	Interpump Group S.p.A. (b)	6,965
9,361	Intesa Sanpaolo S.p.A. (b)	21,425
3,380	Italgas S.p.A. (b)	21,684
2,201	Mediobanca Banca di Credito Finanziario S.p.A. (b)	22,242
420	Moncler S.p.A. (b)	23,302
479	Nexi S.P.A (b) (c) (d) (e)	5,528
1,925	Poste Italiane S.p.A. (b) (d) (e)	21,831
256	Prysmian S.p.A. (b)	8,688
342	Recordati Industria Chimica e Farmaceutica S.p.A. (b)	17,148
6,686	Snam S.p.A. (b)	38,555
19,436	Telecom Italia S.p.A. (b)	7,136
3,051	Terna-Rete Elettrica Nazionale S.p.A. (b)	26,200
		436,423
	Japan – 15.0%
1,500	Chubu Electric Power Co., Inc. (b)	15,525
1,400	Idemitsu Kosan Co., Ltd. (b)	38,592
17,800	ITOCHU Corp. (b)	602,102
2,400	Japan Tobacco, Inc. (b)	40,986
800	Kao Corp. (b)	32,664
3,600	KDDI Corp. (b)	118,032
2,500	Kirin Holdings Co., Ltd. (b)	37,342
1,000	Lawson, Inc. (b)	38,280
700	MEIJI Holdings Co., Ltd. (b)	37,962
16,600	Mitsubishi Corp. (b)	622,944
20,400	Mizuho Financial Group, Inc. (b)	260,209
4,300	Nippon Telegraph & Telephone Corp. (b)	124,932
2,900	Nisshin Seifun Group, Inc. (b)	40,459
500	Nissin Foods Holdings Co., Ltd. (b)	35,058
1,000	Osaka Gas Co., Ltd. (b)	17,136
7,200	Secom Co., Ltd. (b)	520,862
8,700	Softbank Corp. (b)	101,469
6,700	Sompo Holdings, Inc. (b)	294,401
18,500	Takeda Pharmaceutical Co., Ltd. (b)	527,106
1,000	Tokyo Gas Co., Ltd. (b)	18,307
		3,524,368
	Jersey – 0.2%
415	Ferguson PLC (b)	56,224
	Luxembourg – 0.1%
356	APERAM S.A. (b)	15,734

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Netherlands – 4.6%
503	Aalberts N.V. (b)	$26,069
11	Adyen N.V. (b) (c) (d) (e)	21,788
6,871	Aegon N.V. (b)	36,424
181	Akzo Nobel N.V. (b)	15,552
67	Argenx SE (b) (c)	20,962
264	ASM International N.V. (b)	96,131
138	ASML Holding N.V. (b)	92,215
777	ASR Nederland N.V. (b)	36,275
1,296	BE Semiconductor Industries N.V. (b)	110,475
787	Davide Campari-Milano N.V. (b)	9,128
860	Euronext N.V. (b) (d) (e)	78,129
315	EXOR N.V. (b)	23,946
417	Heineken Holding N.V. (b)	32,652
347	Heineken N.V. (b)	33,184
104	IMCD N.V. (b)	17,742
2,442	ING Groep N.V. (b)	25,497
1,411	Just Eat Takeaway.com N.V. (b) (c) (d) (e)	47,322
1,091	Koninklijke Ahold Delhaize N.V. (b)	35,092
182	Koninklijke DSM N.V. (b)	32,559
4,019	Koninklijke KPN N.V. (b)	13,946
1,256	Koninklijke Philips N.V. (b)	38,300
738	Koninklijke Vopak N.V. (b)	23,877
679	NN Group N.V. (b)	34,411
668	OCI N.V. (b) (c)	23,583
1,291	Prosus N.V. (b)	69,621
432	Randstad N.V. (b)	25,987
581	Signify N.V. (b) (d) (e)	27,027
374	Wolters Kluwer N.V. (b)	39,871
		1,087,765
	New Zealand – 0.2%
1,669	Auckland International Airport Ltd. (b) (c)	9,030
806	Fisher & Paykel Healthcare Corp., Ltd. (b)	13,525
135	Mainfreight Ltd. (b)	7,817
2,748	Spark New Zealand Ltd. (b)	8,696
203	Xero Ltd. (b) (c)	15,385
		54,453
	Norway – 0.8%
242	Adevinta ASA (b) (c)	2,209
698	DNB Bank ASA (b)	15,781
1,577	Equinor ASA (b)	58,880
734	Gjensidige Forsikring ASA (b)	18,201
492	Mowi ASA (b)	13,253
245	Nordic Semiconductor ASA (b) (c)	6,241
1,586	Norsk Hydro ASA (b)	15,410
1,361	Orkla ASA (b)	12,092
187	Salmar ASA (b)	14,782
155	Schibsted ASA, Class A (b)	3,820
Shares	Description	Value

	Norway (Continued)
948	Telenor ASA (b)	$13,603
214	TOMRA Systems ASA (b)	10,917
239	Yara International ASA (b)	11,952
		197,141
	Portugal – 0.1%
3,851	EDP - Energias de Portugal S.A. (b)	18,954
683	Galp Energia SGPS S.A. (b)	8,635
361	Jeronimo Martins SGPS S.A. (b)	8,661
		36,250
	Singapore – 1.1%
1,800	DBS Group Holdings Ltd. (b)	47,164
13,100	Genting Singapore Ltd. (b)	7,830
2,200	Keppel Corp., Ltd. (b)	10,374
4,800	Oversea-Chinese Banking Corp., Ltd. (b)	43,545
1,900	Singapore Airlines Ltd. (b) (c)	7,657
5,500	Singapore Exchange Ltd. (b)	40,306
4,700	Singapore Technologies Engineering Ltd. (b)	14,237
11,700	Singapore Telecommunications Ltd. (b)	22,718
2,200	United Overseas Bank Ltd. (b)	51,476
4,100	Wilmar International Ltd. (b)	14,199
		259,506
	South Korea – 5.2%
32	CJ CheilJedang Corp. (b)	9,701
1,202	Coway Co., Ltd. (b)	67,752
329	Hana Financial Group, Inc. (b)	13,085
746	Hyundai Engineering & Construction Co., Ltd. (b)	29,205
1,453	Industrial Bank of Korea (b)	12,912
3,110	Kangwon Land, Inc. (b) (c)	70,933
275	KB Financial Group, Inc. (b)	13,781
397	Korea Electric Power Corp. (b) (c)	7,397
266	Korea Zinc Co., Ltd. (b)	128,039
747	KT Corp., ADR (c)	10,712
158	KT&G Corp. (b)	10,512
10	LG Household & Health Care Ltd. (b)	7,054
812	LG Uplus Corp. (b)	9,342
1,760	Mirae Asset Securities Co., Ltd. (b)	12,355
575	NAVER Corp. (b)	159,809
92	Samsung Biologics Co., Ltd. (b) (c) (d) (e)	62,512
311	Samsung C&T Corp. (b)	29,038
1,256	Samsung Electro-Mechanics Co., Ltd. (b)	169,114
3,011	Samsung Electronics Co., Ltd. (b)	172,298

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
65	Samsung Fire & Marine Insurance Co., Ltd. (b)	$11,706
208	Samsung Life Insurance Co., Ltd. (b)	11,264
1,391	Samsung SDS Co., Ltd. (b)	157,810
377	Shinhan Financial Group Co., Ltd. (b)	12,806
200	SK Telecom Co., Ltd. (b)	9,352
1,309	Woori Financial Group, Inc. (b)	16,407
		1,214,896
	Spain – 2.4%
86	Acciona S.A. (b)	16,438
532	ACS Actividades de Construccion y Servicios S.A. (b)	14,342
84	Aena SME S.A. (b) (c) (d) (e)	14,003
630	Amadeus IT Group S.A. (b) (c)	40,961
6,719	Banco Bilbao Vizcaya Argentaria S.A. (b)	38,365
12,248	Banco Santander S.A. (b)	41,642
7,581	Bankinter S.A. (b)	44,419
14,314	CaixaBank S.A. (b)	48,551
734	Cellnex Telecom S.A. (b) (d) (e)	35,323
626	Enagas S.A. (b)	13,901
1,427	Endesa S.A. (b)	31,114
494	Ferrovial S.A. (b)	13,138
635	Grifols S.A. (b)	11,526
2,860	Iberdrola S.A. (b) (c)	31,260
1,670	Industria de Diseno Textil S.A. (b)	36,414
1,142	Naturgy Energy Group S.A. (b)	34,214
1,436	Red Electrica Corp. S.A. (b)	29,483
1,063	Repsol S.A. (b)	13,924
545	Siemens Gamesa Renewable Energy S.A. (b) (c)	9,559
9,677	Telefonica S.A. (b)	46,897
		565,474
	Sweden – 3.2%
578	AAK AB (b)	10,712
1,346	Alfa Laval AB (b)	46,299
1,730	Assa Abloy AB, Class B (b)	46,502
832	Atlas Copco AB, Class A (b)	43,186
519	Axfood AB (b)	16,895
757	Castellum AB (b)	18,690
2,430	Epiroc AB, Class A (b)	51,975
401	Essity AB, Class B (b)	9,463
1,225	Fabege AB (b)	18,089
3,658	Hexagon AB, Class B (b)	51,252
566	Holmen AB, Class B (b)	31,593
968	Industrivarden AB, Class C (b)	26,982
1,393	Investor AB, Class B (b)	30,267
545	L E Lundbergforetagen AB, Class B (b)	27,660
Shares	Description	Value

	Sweden (Continued)
3,182	Securitas AB, Class B (b)	$35,897
2,128	Skandinaviska Enskilda Banken AB, Class A (b)	23,006
2,004	Skanska AB, Class B (b)	44,834
1,603	Svenska Cellulosa AB SCA, Class B (b)	31,127
2,798	Svenska Handelsbanken AB, Class A (b)	25,729
1,487	Swedbank AB, Class A (b)	22,209
1,422	Swedish Match AB (b)	10,693
2,605	Tele2 AB, Class B (b)	39,377
9,360	Telia Co., AB (b)	37,531
2,363	Trelleborg AB, Class B (b)	54,709
		754,677
	Switzerland – 10.0%
1,119	ABB Ltd. (b)	36,301
605	Baloise Holding AG (b)	108,051
77	Barry Callebaut AG (b)	180,523
78	Bucher Industries AG (b)	31,528
15	Chocoladefabriken Lindt & Spruengli AG (b)	178,529
1,166	Clariant AG (b)	20,234
480	DKSH Holding AG (b)	40,427
23	EMS-Chemie Holding AG (b)	22,351
50	Geberit AG (b)	30,823
25	Georg Fischer AG (b)	29,872
5	Givaudan S.A. (b)	20,665
778	Holcim Ltd. (b)	37,839
110	Kuehne + Nagel International AG (b)	31,232
1,452	Nestle S.A. (b)	188,787
5,400	Novartis AG (b)	474,074
59	Partners Group Holding AG (b)	73,054
77	PSP Swiss Property AG (b)	10,112
1,213	Roche Holding AG (b)	479,938
140	Schindler Holding AG (b)	29,998
14	SGS S.A. (b)	38,922
119	Sika AG (b)	39,372
182	Swiss Life Holding AG (b)	116,627
95	Swiss Prime Site AG (b)	9,369
38	Swisscom AG (b)	22,831
224	Zurich Insurance Group AG (b)	110,633
		2,362,092
	United Kingdom – 12.1%
3,638	Admiral Group PLC (b)	122,000
7,579	BAE Systems PLC (b)	71,178
1,745	Bunzl PLC (b)	67,673
49,998	ConvaTec Group PLC (b) (d) (e)	141,215
3,216	Croda International PLC (b)	330,835
2,227	Dechra Pharmaceuticals PLC (b)	118,236
4,220	Diageo PLC (b)	214,058
39,043	Direct Line Insurance Group PLC (b)	140,686

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
3,974	Electrocomponents PLC (b)	$56,126
7,694	GlaxoSmithKline PLC (b)	166,475
1,508	Halma PLC (b)	49,337
2,489	National Grid PLC (b)	38,252
1,943	Pennon Group PLC (b)	27,346
17,514	Phoenix Group Holdings PLC (b)	140,320
15,294	RELX PLC (b)	475,915
3,146	Schroders PLC (b)	132,476
846	Severn Trent PLC (b)	34,097
1,106	Spectris PLC (b)	37,510
286	Spirax-Sarco Engineering PLC (b)	46,756
60,076	Tesco PLC (b)	217,494
3,800	Unilever PLC (b)	172,531
2,273	United Utilities Group PLC (b)	33,471
		2,833,987
	Total Common Stocks	22,837,082
	(Cost $22,341,106)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.0%
	Australia – 0.5%
4,781	Dexus (b)	39,026
2,381	Goodman Group (b)	40,468
10,184	GPT (The) Group (b)	39,283
		118,777
	Belgium – 0.1%
57	Aedifica S.A. (b)	7,168
47	Cofinimmo S.A. (b)	6,845
175	Warehouses De Pauw CVA (b)	7,550
		21,563
	Canada – 0.1%
746	Canadian Apartment Properties REIT	32,014
	Hong Kong – 0.1%
1,484	Link REIT (b)	12,638
	Japan – 0.7%
14	Daiwa House REIT Investment Corp. (b)	37,744
6	Japan Real Estate Investment Corp. (b)	31,426
5	Nippon Building Fund, Inc. (b)	28,364
27	Nomura Real Estate Master Fund, Inc. (b)	35,692
23	Orix JREIT, Inc. (b)	31,191
		164,417
	Singapore – 0.2%
3,300	Ascendas Real Estate Investment Trust (b)	7,111
Shares	Description	Value

	Singapore (Continued)
4,901	CapitaLand Integrated Commercial Trust (b)	$8,108
4,900	Mapletree Commercial Trust (b)	6,817
3,600	Mapletree Industrial Trust (b)	7,127
5,000	Mapletree Logistics Trust (b)	6,795
		35,958
	Spain – 0.0%
467	Inmobiliaria Colonial Socimi S.A. (b)	4,257
441	Merlin Properties Socimi S.A. (b)	5,156
		9,413
	United Kingdom – 0.3%
1,987	Segro PLC (b)	34,930
11,173	Tritax Big Box REIT PLC (b)	35,377
		70,307
	Total Real Estate Investment Trusts	465,087
	(Cost $460,703)
	Total Investments – 99.1%	23,302,169
	(Cost $22,801,809)
	Net Other Assets and Liabilities – 0.9%	204,671
	Net Assets – 100.0%	$23,506,840

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At March 31, 2022, securities noted as such are valued at $21,304,865 or 90.6% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2022
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

ADR	American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
Euro	30.1%
Japanese Yen	15.8
British Pound Sterling	12.7
Swiss Franc	10.2
Canadian Dollar	8.1
Australian Dollar	6.4
South Korean Won	5.2
Swedish Krona	3.2
Hong Kong Dollar	2.7
Danish Krone	2.5
Singapore Dollar	1.3
Norwegian Krone	0.9
Israeli Shekel	0.5
United States Dollar	0.2
New Zealand Dollar	0.2
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$ 1,861,650	$ 1,861,650	$ —	$ —
France	2,320,552	37,762	2,282,790	—
Hong Kong	522,075	17,752	504,323	—
Ireland	142,548	37,414	105,134	—
South Korea	1,214,896	10,712	1,204,184	—
Other Country Categories*	16,775,361	—	16,775,361	—
Real Estate Investment Trusts:
Canada	32,014	32,014	—	—
Other Country Categories*	433,073	—	433,073	—
Total Investments	$ 23,302,169	$ 1,997,304	$ 21,304,865	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 99.2%
	Bermuda – 0.3%
128	Credicorp Ltd.	$21,999
	Brazil – 10.8%
4,384	Ambev S.A.	14,180
3,777	Atacadao S.A.	17,865
13,298	Banco Bradesco S.A. (Preference Shares)	62,062
9,585	Banco do Brasil S.A.	69,859
13,884	BB Seguridade Participacoes S.A.	74,537
811	Cia de Saneamento Basico do Estado de Sao Paulo	8,127
2,229	Cia Energetica de Minas Gerais (Preference Shares)	7,121
4,296	Cia Paranaense de Energia, Class B (Preference Shares)	6,822
1,161	CPFL Energia S.A.	7,869
712	Energisa S.A.	7,299
835	Engie Brasil Energia S.A.	7,584
1,234	Equatorial Energia S.A.	7,053
7,769	Hypera S.A.	63,166
9,575	Itau Unibanco Holding S.A. (Preference Shares)	55,265
26,108	Itausa S.A. (Preference Shares)	58,949
1,809	JBS S.A.	14,146
14,474	Klabin S.A.	73,327
2,614	Marfrig Global Foods S.A.	11,749
7,936	Natura & Co. Holding S.A. (b)	43,422
2,043	Neoenergia S.A.	7,389
11,200	Porto Seguro S.A.	49,660
2,870	Raia Drogasil S.A.	14,431
1,542	TIM S.A.	4,466
873	Transmissora Alianca de Energia Eletrica S.A.	8,094
4,596	Vale S.A.	92,286
		786,728
	Cayman Islands – 5.2%
27,625	China Conch Environment Protection Holdings Ltd. (b)	34,561
27,625	China Conch Venture Holdings Ltd. (c)	80,532
46,000	China Resources Cement Holdings Ltd. (c)	38,132
12,500	Hengan International Group Co., Ltd. (c)	57,597
36,000	Tingyi Cayman Islands Holding Corp. (c)	60,366
89,000	Want Want China Holdings Ltd. (c)	82,124
337,000	Zhenro Properties Group Ltd. (c) (d)	26,147
		379,459
Shares	Description	Value

	Chile – 0.9%
97,848	Banco de Chile (c)	$10,480
180,139	Banco Santander Chile (c)	10,128
928	CAP S.A. (c)	14,347
3,738	Cencosud S.A.	7,364
33,686	Cia Sud Americana de Vapores S.A. (c)	3,622
2,228	Falabella S.A.	7,121
183	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares) (c)	15,718
		68,780
	China – 8.6%
108,321	Agricultural Bank of China Ltd., Class H (c)	41,409
8,500	Anhui Conch Cement Co., Ltd., Class H (c)	43,473
105,146	Bank of China Ltd., Class H (c)	41,959
62,173	Bank of Communications Co., Ltd., Class H (c)	44,511
82,651	China CITIC Bank Corp., Ltd., Class H (c)	41,708
51,449	China Construction Bank Corp., Class H (c)	38,539
23,000	China Life Insurance Co., Ltd., Class H (c)	35,041
92,449	China Minsheng Banking Corp., Ltd., Class H (c)	34,678
760,000	China Tower Corp., Ltd., Class H (c) (d) (e)	85,076
40,400	Haitong Securities Co., Ltd., Class H (c)	30,700
66,549	Industrial & Commercial Bank of China Ltd., Class H (c)	40,798
12,600	New China Life Insurance Co., Ltd., Class H (c)	34,948
120,000	People’s Insurance Co. Group of China (The) Ltd., Class H (c)	39,153
38,000	PICC Property & Casualty Co., Ltd., Class H (c)	38,695
5,200	Ping An Insurance Group Co. of China Ltd., Class H (c)	36,354
		627,042
	Czech Republic – 0.2%
312	CEZ A.S. (c)	13,086
	Hong Kong – 2.1%
10,175	Beijing Enterprises Holdings Ltd. (c)	32,111
12,450	BOC Hong Kong Holdings Ltd. (c)	46,847
37,000	Far East Horizon Ltd. (c)	32,990
31,300	Guangdong Investment Ltd. (c)	42,645
		154,593

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hungary – 0.4%
807	MOL Hungarian Oil & Gas PLC (c)	$7,091
427	OTP Bank Nyrt (b) (c)	15,491
270	Richter Gedeon Nyrt (c)	5,699
		28,281
	India – 20.0%
2,778	ACC Ltd. (c)	78,387
669	Bajaj Auto Ltd. (c)	32,128
1,442	Bata India Ltd. (c)	37,162
7,743	Berger Paints India Ltd. (c)	71,351
435	Britannia Industries Ltd. (c)	18,341
2,483	Cipla Ltd. (c)	33,245
1,029	Colgate-Palmolive India Ltd. (c)	20,894
2,785	Dabur India Ltd. (c)	19,640
509	Divi’s Laboratories Ltd. (c)	29,441
500	Dr. Reddy’s Laboratories Ltd. (c)	28,292
3,752	Grasim Industries Ltd. (c)	81,972
905	Hero MotoCorp Ltd. (c)	27,220
636	Hindustan Unilever Ltd. (c)	17,111
8,819	Infosys Ltd. (c)	220,851
7,276	ITC Ltd. (c)	23,943
3,138	Marico Ltd. (c)	20,803
349	Maruti Suzuki India Ltd. (c)	34,634
88	Nestle India Ltd. (c)	20,117
15,041	Petronet LNG Ltd. (c)	38,323
3,135	Pidilite Industries Ltd. (c)	101,257
6,384	Reliance Industries Ltd. (c)	220,807
3,913	Tata Consultancy Services Ltd. (c)	192,306
2,112	Tata Consumer Products Ltd. (c)	21,579
1,186	Titan Co., Ltd. (c)	39,510
791	Torrent Pharmaceuticals Ltd. (c)	29,034
		1,458,348
	Indonesia – 2.9%
30,876	Adaro Energy Indonesia Tbk PT (c)	5,763
34,747	Aneka Tambang Tbk PT (c)	5,885
43,145	Astra International Tbk PT (c)	19,729
39,149	Bank Central Asia Tbk PT (c)	21,761
44,560	Bank Mandiri Persero Tbk PT (c)	24,440
50,985	Bank Negara Indonesia Persero Tbk PT (c)	29,130
71,181	Bank Rakyat Indonesia Persero Tbk PT (c)	22,990
128,245	Bank Raya Indonesia Tbk PT (b) (c)	11,046
134,300	Bank Syariah Indonesia Tbk PT (b) (c)	14,951
31,633	Merdeka Copper Gold Tbk PT (b) (c)	9,938
89,161	Sarana Menara Nusantara Tbk PT (c)	6,635
Shares	Description	Value

	Indonesia (Continued)
1,054,800	Smartfren Telecom Tbk PT (b) (c)	$5,642
32,016	Telkom Indonesia Persero Tbk PT (c)	10,186
39,912	Tower Bersama Infrastructure Tbk PT (c)	7,958
7,427	United Tractors Tbk PT (c)	13,183
		209,237
	Isle Of Man (U.K.) – 0.1%
779	NEPI Rockcastle PLC (c)	5,188
	Malaysia – 1.6%
16,900	CIMB Group Holdings Bhd (c)	21,408
5,400	Genting Bhd (c)	5,995
9,000	Genting Malaysia Bhd (c)	6,351
4,300	Hartalega Holdings Bhd	4,960
3,900	IHH Healthcare Bhd (c)	5,733
4,900	Inari Amertron Bhd (c)	3,545
10,100	Malayan Banking Bhd (c)	21,465
8,700	Press Metal Aluminium Holdings Bhd (c)	12,807
19,900	Public Bank Bhd (c)	22,075
3,500	Tenaga Nasional Bhd (c)	7,492
9,100	Top Glove Corp. Bhd	4,155
		115,986
	Mexico – 4.7%
63,413	America Movil S.A.B. de C.V., Series L	67,175
2,207	Arca Continental S.A.B. de C.V.	14,978
21,151	Cemex S.A.B. de C.V., Series CPO (b)	11,304
1,550	Fomento Economico Mexicano S.A.B. de C.V., Series UBD	12,869
1,176	Gruma S.A.B. de C.V., Class B	14,745
1,312	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	21,150
816	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	18,125
4,786	Grupo Bimbo S.A.B. de C.V., Series A	14,437
315	Grupo Elektra S.A.B. de C.V.	20,407
3,734	Grupo Financiero Banorte S.A.B. de C.V., Class O	28,126
6,714	Grupo Mexico S.A.B. de C.V., Series B	40,085
11,078	Grupo Televisa S.A.B., Series CPO	26,010
8,172	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	11,525
5,952	Orbia Advance Corp. S.A.B. de C.V.	15,743
7,190	Wal-Mart de Mexico S.A.B. de C.V.	29,465
		346,144

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Netherlands – 0.0%
247	X5 Retail Group N.V., GDR (c) (d) (f) (g)	$36
	Philippines – 0.8%
27,400	AC Energy Corp. (c)	4,607
59,410	Ayala Land, Inc. (c)	40,114
105	Globe Telecom, Inc. (c)	5,153
190	PLDT, Inc. (c)	6,781
		56,655
	Poland – 1.1%
473	Bank Polska Kasa Opieki S.A. (c)	12,643
229	CD Projekt S.A. (c)	9,400
93	Dino Polska S.A. (b) (c) (d) (e)	7,506
224	KGHM Polska Miedz S.A. (c)	9,097
3	LPP S.A. (c)	8,118
800	Polski Koncern Naftowy ORLEN S.A. (c)	14,356
1,154	Powszechna Kasa Oszczednosci Bank Polski S.A. (b) (c)	10,874
1,335	Powszechny Zaklad Ubezpieczen S.A. (c)	10,687
		82,681
	Russia – 0.1%
7,696	Alrosa PJSC (c) (f) (g)	528
40,399	Credit Bank of Moscow PJSC (b) (c) (f) (g)	166
172,018	Inter RAO UES PJSC (c) (f) (g)	391
96	Magnit PJSC (c) (f) (g)	238
15,021	Magnitogorsk Iron & Steel Works PJSC (c) (f) (g)	579
47	MMC Norilsk Nickel PJSC (c) (f) (g)	750
2,140	Mobile TeleSystems PJSC (c) (f) (g)	401
1,668	Moscow Exchange MICEX-RTS PJSC (c) (f) (g)	132
4,741	Novolipetsk Steel PJSC (c) (f) (g)	709
85	Polyus PJSC (c) (f) (g)	754
676	Severstal PAO (c) (f) (g)	760
10,776	Sistema PJSFC (c) (f) (g)	107
3,253	Tatneft PJSC (c) (f) (g)	973
		6,488
	South Africa – 6.5%
1,497	Absa Group Ltd. (c)	19,411
770	Aspen Pharmacare Holdings Ltd. (c)	10,428
412	Bid Corp., Ltd. (c)	8,979
460	Bidvest Group (The) Ltd.	7,042
126	Capitec Bank Holdings Ltd. (c)	20,067
479	Clicks Group Ltd.	10,131
Shares	Description	Value

	South Africa (Continued)
1,670	Discovery Ltd. (b) (c)	$20,803
320	Exxaro Resources Ltd. (c)	4,838
3,543	FirstRand Ltd. (c)	18,700
500	Foschini Group (The) Ltd.	5,043
2,790	Kumba Iron Ore Ltd. (c)	123,933
339	Mr Price Group Ltd. (c)	5,005
2,325	MultiChoice Group	20,960
723	Naspers Ltd., Class N (c)	81,657
13,792	Old Mutual Ltd. (c)	12,978
3,165	Pepkor Holdings Ltd. (d) (e)	5,025
1,682	Remgro Ltd. (c)	17,203
3,575	Sanlam Ltd. (c)	17,600
744	Shoprite Holdings Ltd. (c)	12,009
677	SPAR Group (The) Ltd. (c)	7,856
1,596	Standard Bank Group Ltd. (c)	19,828
1,843	Vodacom Group Ltd.	20,180
1,156	Woolworths Holdings Ltd. (c)	4,554
		474,230
	Taiwan – 27.5%
58,286	Asia Cement Corp. (c)	98,422
5,496	Chunghwa Telecom Co., Ltd. (c)	24,341
32,968	CTBC Financial Holding Co., Ltd. (c)	33,598
29,068	E.Sun Financial Holding Co., Ltd. (c)	33,350
9,874	Far EasTone Telecommunications Co., Ltd. (c)	25,300
33,148	First Financial Holding Co., Ltd. (c)	32,780
42,216	Formosa Chemicals & Fibre Corp. (c)	115,869
37,475	Hua Nan Financial Holdings Co., Ltd. (c)	31,700
233,750	Inventec Corp. (c)	200,372
23,840	Mega Financial Holding Co., Ltd. (c)	35,598
90,000	Pegatron Corp. (c)	226,626
2,043	President Chain Store Corp. (c)	18,738
17,000	Shanghai Commercial & Savings Bank (The) Ltd. (c)	29,627
81,279	Shin Kong Financial Holding Co., Ltd. (c)	30,422
54,999	SinoPac Financial Holdings Co., Ltd. (c)	35,175
115,591	Synnex Technology International Corp. (c)	301,722
42,237	Taishin Financial Holding Co., Ltd. (c)	30,046
79,000	Taiwan Business Bank (c)	35,243
51,946	Taiwan Cement Corp. (c)	90,099
34,592	Taiwan Cooperative Financial Holding Co., Ltd. (c)	35,504
6,140	Taiwan Mobile Co., Ltd. (c)	22,468

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
8,377	Uni-President Enterprises Corp. (c)	$19,118
219,000	Wistron Corp. (c)	226,661
124,474	WPG Holdings Ltd. (c)	242,495
30,951	Yuanta Financial Holding Co., Ltd. (c)	28,355
		2,003,629
	Thailand – 4.7%
6,000	Airports of Thailand PCL (b)	11,955
8,300	B Grimm Power PCL	8,799
5,800	Bangkok Bank PCL (c)	23,763
14,600	Bangkok Dusit Medical Services PCL (c)	10,991
41,900	Bangkok Expressway & Metro PCL	10,963
11,100	Berli Jucker PCL	12,018
52,500	BTS Group Holdings PCL	14,526
2,400	Bumrungrad Hospital PCL	11,296
13,600	Charoen Pokphand Foods PCL	9,857
5,500	CP ALL PCL	10,752
2,000	Electricity Generating PCL	10,226
8,200	Gulf Energy Development PCL	12,639
36,300	Home Product Center PCL	17,358
61,600	Krung Thai Bank PCL	25,566
67,900	Land & Houses PCL	19,400
11,600	Muangthai Capital PCL	18,316
10,300	Osotspa PCL	11,617
5,900	PTT Exploration & Production PCL	25,552
8,900	PTT Global Chemical PCL	13,584
17,900	PTT PCL (c)	20,913
900	Siam Cement (The) PCL (c)	10,184
21,400	Thai Beverage PCL (c)	11,261
16,100	Thai Union Group PCL	9,152
4,800	Total Access Communication PCL (c)	7,065
52,100	True Corp PCL	8,070
		345,823
	Turkey – 0.7%
4,531	Akbank T.A.S. (c)	2,233
588	Arcelik A.S.	2,425
2,373	Aselsan Elektronik Sanayi Ve Ticaret A.S. (c)	3,899
1,063	BIM Birlesik Magazalar A.S. (c)	6,129
1,647	Eregli Demir ve Celik Fabrikalari T.A.S. (c)	3,611
115	Ford Otomotiv Sanayi A.S.	2,341
1,653	KOC Holding A.S.	4,468
1,028	Sasa Polyester Sanayi A.S. (h)	4,172
2,786	Turk Telekomunikasyon A.S.	1,979
1,361	Turkcell Iletisim Hizmetleri A.S.	2,091
2,614	Turkiye Garanti Bankasi A.S.	2,174
Shares	Description	Value

	Turkey (Continued)
4,653	Turkiye Is Bankasi A.S., Class C (c)	$2,797
326	Turkiye Petrol Rafinerileri A.S. (b)	4,764
4,387	Turkiye Sise ve Cam Fabrikalari A.S. (c)	4,552
10,021	Yapi ve Kredi Bankasi A.S. (c)	2,784
		50,419
	Total Common Stocks	7,234,832
	(Cost $7,018,358)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.2%
	Mexico – 0.1%
5,702	Fibra Uno Administracion S.A. de C.V.	6,679
	South Africa – 0.1%
5,694	Growthpoint Properties Ltd.	5,736
	Total Real Estate Investment Trusts	12,415
	(Cost $14,041)
	Total Investments – 99.4%	7,247,247
	(Cost $7,032,399)
	Net Other Assets and Liabilities – 0.6%	45,061
	Net Assets – 100.0%	$7,292,308

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At March 31, 2022, securities noted as such are valued at $5,667,359 or 77.7% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2022
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(h)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. For the fiscal year ended March 31, 2022, the Fund received 182 PIK shares of Sasa Polyester Sanayi A.S.

GDR	Global Depositary Receipt

Currency Exposure Diversification	% of Total Investments
New Taiwan Dollar	27.6%
Indian Rupee	20.1
Hong Kong Dollar	16.0
Brazilian Real	10.9
South African Rand	6.7
Mexican Peso	4.9
Thai Baht	4.6
Indonesian Rupiah	2.9
Malaysian Ringgit	1.6
Polish Zloty	1.1
Chilean Peso	0.9
Philippine Peso	0.8
Turkish Lira	0.7
Hungarian Forint	0.4
United States Dollar	0.3
Czech Republic Koruna	0.2
Singapore Dollar	0.2
Russian Ruble	0.1
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Bermuda	$ 21,999	$ 21,999	$ —	$ —
Brazil	786,728	786,728	—	—
Cayman Islands	379,459	34,561	344,898	—
Chile	68,780	14,485	54,295	—
Malaysia	115,986	9,115	106,871	—
Mexico	346,144	346,144	—	—
Netherlands	36	—	—	36
Russia	6,488	—	—	6,488
South Africa	474,230	68,381	405,849	—
Turkey	50,419	24,414	26,005	—
Other Country Categories*	4,984,563	—	4,984,563	—
Real Estate Investment Trusts*	12,415	12,415	—	—
Total Investments	$ 7,247,247	$ 1,318,242	$ 5,922,481	$ 6,524

*	See Portfolio of Investments for country breakout.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 97.0%
	Aerospace & Defense – 1.6%
212	General Dynamics Corp.	$51,130
306	HEICO Corp.	46,983
207	L3Harris Technologies, Inc.	51,433
124	Lockheed Martin Corp.	54,734
114	Northrop Grumman Corp.	50,983
514	Raytheon Technologies Corp.	50,922
571	Textron, Inc.	42,471
		348,656
	Air Freight & Logistics – 0.5%
329	Expeditors International of Washington, Inc.	33,939
171	FedEx Corp.	39,568
206	United Parcel Service, Inc., Class B	44,179
		117,686
	Automobiles – 0.4%
5,220	Ford Motor Co.	88,270
	Banks – 2.7%
969	Bank of America Corp.	39,942
715	Citigroup, Inc.	38,181
915	Citizens Financial Group, Inc.	41,477
992	Fifth Third Bancorp	42,696
209	First Republic Bank	33,879
2,801	Huntington Bancshares, Inc.	40,951
272	JPMorgan Chase & Co.	37,079
1,866	KeyCorp	41,761
281	M&T Bank Corp.	47,630
215	PNC Financial Services Group (The), Inc.	39,657
1,982	Regions Financial Corp.	44,119
739	Truist Financial Corp.	41,901
769	US Bancorp	40,872
901	Wells Fargo & Co.	43,662
		573,807
	Beverages – 0.9%
557	Brown-Forman Corp., Class B	37,330
685	Coca-Cola (The) Co.	42,470
162	Constellation Brands, Inc., Class A	37,312
1,101	Keurig Dr. Pepper, Inc.	41,728
234	PepsiCo, Inc.	39,167
		198,007
	Biotechnology – 1.3%
649	AbbVie, Inc.	105,209
391	Amgen, Inc.	94,552
1,210	Gilead Sciences, Inc.	71,934
		271,695
	Building Products – 0.6%
813	Carrier Global Corp.	37,292
Shares	Description	Value

	Building Products (Continued)
541	Johnson Controls International PLC	$35,473
629	Masco Corp.	32,079
218	Trane Technologies PLC	33,289
		138,133
	Capital Markets – 3.8%
143	Ameriprise Financial, Inc.	42,951
744	Bank of New York Mellon (The) Corp.	36,925
47	BlackRock, Inc.	35,916
334	Blackstone, Inc.	42,398
787	Carlyle Group (The), Inc.	38,492
514	Charles Schwab (The) Corp.	43,335
189	CME Group, Inc.	44,956
1,290	Franklin Resources, Inc.	36,017
113	Goldman Sachs Group (The), Inc.	37,301
316	Intercontinental Exchange, Inc.	41,750
579	KKR & Co., Inc.	33,854
105	MarketAxess Holdings, Inc.	35,721
111	Moody’s Corp.	37,453
441	Morgan Stanley	38,543
71	MSCI, Inc.	35,704
206	Nasdaq, Inc.	36,709
361	Northern Trust Corp.	42,038
430	Raymond James Financial, Inc.	47,261
92	S&P Global, Inc.	37,737
463	State Street Corp.	40,337
219	T Rowe Price Group, Inc.	33,111
		818,509
	Chemicals – 1.4%
65	Air Products and Chemicals, Inc.	16,244
84	Albemarle Corp.	18,577
117	Celanese Corp.	16,716
859	Corteva, Inc.	49,375
348	Dow, Inc.	22,175
546	DuPont de Nemours, Inc.	40,175
163	Eastman Chemical Co.	18,266
84	Ecolab, Inc.	14,831
131	International Flavors & Fragrances, Inc.	17,204
215	LyondellBasell Industries N.V., Class A	22,106
256	PPG Industries, Inc.	33,554
125	Sherwin-Williams (The) Co.	31,202
		300,425
	Commercial Services & Supplies – 0.9%
100	Cintas Corp.	42,539
163	Republic Services, Inc.	21,598
3,169	Rollins, Inc.	111,073

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
136	Waste Management, Inc.	$21,556
		196,766
	Communications Equipment – 1.4%
1,775	Cisco Systems, Inc.	98,974
414	Motorola Solutions, Inc.	100,271
367	Ubiquiti, Inc.	106,855
		306,100
	Construction Materials – 0.4%
100	Martin Marietta Materials, Inc.	38,489
213	Vulcan Materials Co.	39,128
		77,617
	Consumer Finance – 0.9%
909	Ally Financial, Inc.	39,524
270	American Express Co.	50,490
304	Capital One Financial Corp.	39,912
374	Discover Financial Services	41,211
951	Synchrony Financial	33,104
		204,241
	Containers & Packaging – 0.4%
91	Avery Dennison Corp.	15,831
459	Ball Corp.	41,310
420	International Paper Co.	19,383
		76,524
	Distributors – 1.2%
773	Genuine Parts Co.	97,414
1,806	LKQ Corp.	82,010
191	Pool Corp.	80,764
		260,188
	Diversified Telecommunication Services – 1.0%
4,572	AT&T, Inc.	108,036
2,167	Verizon Communications, Inc.	110,387
		218,423
	Electric Utilities – 1.4%
371	Alliant Energy Corp.	23,180
256	American Electric Power Co., Inc.	25,541
217	Duke Energy Corp.	24,230
332	Edison International	23,273
202	Entergy Corp.	23,584
332	Evergy, Inc.	22,689
251	Eversource Energy	22,136
533	Exelon Corp.	25,387
547	FirstEnergy Corp.	25,085
244	NextEra Energy, Inc.	20,669
Shares	Description	Value

	Electric Utilities (Continued)
757	PPL Corp.	$21,620
332	Southern (The) Co.	24,073
335	Xcel Energy, Inc.	24,177
		305,644
	Electrical Equipment – 0.7%
300	AMETEK, Inc.	39,954
255	Eaton Corp. PLC	38,699
475	Emerson Electric Co.	46,573
126	Rockwell Automation, Inc.	35,284
		160,510
	Electronic Equipment, Instruments & Components – 3.5%
2,288	Amphenol Corp., Class A	172,401
977	CDW Corp.	174,776
566	Cognex Corp.	43,667
5,374	Corning, Inc.	198,354
1,240	TE Connectivity Ltd.	162,415
		751,613
	Energy Equipment & Services – 0.7%
1,424	Baker Hughes Co.	51,848
1,502	Halliburton Co.	56,881
1,146	Schlumberger N.V.	47,341
		156,070
	Entertainment – 1.1%
1,628	Activision Blizzard, Inc.	130,419
821	Electronic Arts, Inc.	103,865
		234,284
	Food & Staples Retailing – 1.6%
191	Costco Wholesale Corp.	109,987
897	Kroger (The) Co.	51,461
516	Sysco Corp.	42,132
778	Walgreens Boots Alliance, Inc.	34,831
748	Walmart, Inc.	111,392
		349,803
	Food Products – 2.0%
602	Archer-Daniels-Midland Co.	54,337
1,190	Conagra Brands, Inc.	39,948
603	General Mills, Inc.	40,835
210	Hershey (The) Co.	45,493
832	Hormel Foods Corp.	42,881
631	Kellogg Co.	40,693
1,131	Kraft Heinz (The) Co.	44,550
422	McCormick & Co., Inc.	42,116
613	Mondelez International, Inc., Class A	38,484

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
467	Tyson Foods, Inc., Class A	$41,857
		431,194
	Health Care Equipment & Supplies – 4.4%
624	Abbott Laboratories	73,857
1,025	Baxter International, Inc.	79,479
350	Becton Dickinson and Co.	93,100
210	Cooper (The) Cos., Inc.	87,694
1,575	DENTSPLY SIRONA, Inc.	77,522
851	Medtronic PLC	94,418
338	ResMed, Inc.	81,968
361	STERIS PLC	87,279
329	Stryker Corp.	87,958
268	Teleflex, Inc.	95,094
705	Zimmer Biomet Holdings, Inc.	90,169
		948,538
	Health Care Providers & Services – 3.4%
306	AmerisourceBergen Corp.	47,341
190	Anthem, Inc.	93,332
1,707	Cardinal Health, Inc.	96,787
383	Cigna Corp.	91,771
395	CVS Health Corp.	39,978
342	HCA Healthcare, Inc.	85,712
190	Humana, Inc.	82,682
164	McKesson Corp.	50,205
508	Quest Diagnostics, Inc.	69,525
175	UnitedHealth Group, Inc.	89,245
		746,578
	Hotels, Restaurants & Leisure – 2.5%
719	Darden Restaurants, Inc.	95,591
192	Domino’s Pizza, Inc.	78,146
404	McDonald’s Corp.	99,901
2,412	MGM Resorts International	101,159
926	Starbucks Corp.	84,238
780	Yum! Brands, Inc.	92,454
		551,489
	Household Durables – 1.1%
1,000	DR Horton, Inc.	74,510
795	Garmin Ltd.	94,295
933	Lennar Corp., Class A	75,732
		244,537
	Household Products – 0.8%
397	Church & Dwight Co., Inc.	39,454
232	Clorox (The) Co.	32,255
475	Colgate-Palmolive Co.	36,019
284	Kimberly-Clark Corp.	34,978
249	Procter & Gamble (The) Co.	38,047
		180,753
Shares	Description	Value

	Independent Power & Renewable Electricity Producers – 0.1%
935	AES (The) Corp.	$24,058
	Industrial Conglomerates – 1.5%
248	3M Co.	36,922
468	General Electric Co.	42,822
212	Honeywell International, Inc.	41,251
407	Roper Technologies, Inc.	192,198
		313,193
	Insurance – 3.3%
739	Aflac, Inc.	47,584
367	Allstate (The) Corp.	50,833
761	American International Group, Inc.	47,768
144	Aon PLC, Class A	46,891
254	Arthur J. Gallagher & Co.	44,348
615	Brown & Brown, Inc.	44,446
224	Chubb Ltd.	47,914
379	Cincinnati Financial Corp.	51,529
626	Hartford Financial Services Group (The), Inc.	44,953
249	Marsh & McLennan Cos., Inc.	42,435
691	MetLife, Inc.	48,563
596	Principal Financial Group, Inc.	43,752
422	Progressive (The) Corp.	48,104
399	Prudential Financial, Inc.	47,150
276	Travelers (The) Cos., Inc.	50,434
		706,704
	Internet & Direct Marketing Retail – 0.4%
1,628	eBay, Inc.	93,219
	IT Services – 3.4%
106	Accenture PLC, Class A	35,746
179	Automatic Data Processing, Inc.	40,730
236	Broadridge Financial Solutions, Inc.	36,747
2,255	Cognizant Technology Solutions Corp., Class A	202,206
404	Fidelity National Information Services, Inc.	40,570
326	Global Payments, Inc.	44,610
1,497	International Business Machines Corp.	194,640
123	Mastercard, Inc., Class A	43,958
323	Paychex, Inc.	44,080
204	Visa, Inc., Class A	45,241
		728,528
	Life Sciences Tools & Services – 2.1%
551	Agilent Technologies, Inc.	72,914

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
170	Bio-Techne Corp.	$73,617
267	Danaher Corp.	78,319
437	PerkinElmer, Inc.	76,239
132	Thermo Fisher Scientific, Inc.	77,966
187	West Pharmaceutical Services, Inc.	76,802
		455,857
	Machinery – 2.6%
213	Caterpillar, Inc.	47,461
202	Cummins, Inc.	41,432
129	Deere & Co.	53,594
243	Dover Corp.	38,127
579	Fortive Corp.	35,278
187	IDEX Corp.	35,853
179	Illinois Tool Works, Inc.	37,483
711	Ingersoll Rand, Inc.	35,799
506	Otis Worldwide Corp.	38,937
501	PACCAR, Inc.	44,123
139	Parker-Hannifin Corp.	39,443
234	Stanley Black & Decker, Inc.	32,711
480	Westinghouse Air Brake Technologies Corp.	46,161
369	Xylem, Inc.	31,461
		557,863
	Media – 2.8%
2,237	Comcast Corp., Class A	104,736
2,935	Fox Corp., Class A	115,786
1,478	Omnicom Group, Inc.	125,453
3,592	Paramount Global, Class B	135,813
17,701	Sirius XM Holdings, Inc.	117,181
		598,969
	Metals & Mining – 0.3%
473	Freeport-McMoRan, Inc.	23,527
319	Newmont Corp.	25,345
173	Nucor Corp.	25,716
		74,588
	Multiline Retail – 0.9%
459	Dollar General Corp.	102,187
468	Target Corp.	99,319
		201,506
	Multi-Utilities – 1.0%
256	Ameren Corp.	24,003
813	CenterPoint Energy, Inc.	24,910
349	CMS Energy Corp.	24,409
267	Consolidated Edison, Inc.	25,280
291	Dominion Energy, Inc.	24,726
189	DTE Energy Co.	24,988
342	Public Service Enterprise Group, Inc.	23,940
Shares	Description	Value

	Multi-Utilities (Continued)
172	Sempra Energy	$28,917
234	WEC Energy Group, Inc.	23,355
		224,528
	Oil, Gas & Consumable Fuels – 3.3%
338	Cheniere Energy, Inc.	46,864
293	Chevron Corp.	47,709
475	ConocoPhillips	47,500
778	Devon Energy Corp.	46,003
387	EOG Resources, Inc.	46,142
561	Exxon Mobil Corp.	46,333
464	Hess Corp.	49,667
2,164	Kinder Morgan, Inc.	40,921
537	Marathon Petroleum Corp.	45,913
1,184	Occidental Petroleum Corp.	67,180
583	ONEOK, Inc.	41,177
475	Phillips 66	41,035
189	Pioneer Natural Resources Co.	47,256
457	Valero Energy Corp.	46,404
1,319	Williams (The) Cos., Inc.	44,068
		704,172
	Personal Products – 0.4%
293	Estee Lauder (The) Cos., Inc., Class A	79,790
	Pharmaceuticals – 2.7%
1,410	Bristol-Myers Squibb Co.	102,972
318	Eli Lilly & Co.	91,066
514	Johnson & Johnson	91,096
1,147	Merck & Co., Inc.	94,111
1,489	Pfizer, Inc.	77,086
6,493	Viatris, Inc.	70,644
360	Zoetis, Inc.	67,892
		594,867
	Professional Services – 1.9%
151	Equifax, Inc.	35,802
317	Jacobs Engineering Group, Inc.	43,686
2,251	Leidos Holdings, Inc.	243,153
371	TransUnion	38,339
193	Verisk Analytics, Inc.	41,424
		402,404
	Road & Rail – 1.0%
1,173	CSX Corp.	43,929
216	JB Hunt Transport Services, Inc.	43,370
148	Norfolk Southern Corp.	42,212
123	Old Dominion Freight Line, Inc.	36,738
175	Union Pacific Corp.	47,812
		214,061

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment – 13.7%
1,138	Analog Devices, Inc.	$187,975
1,272	Applied Materials, Inc.	167,650
301	Broadcom, Inc.	189,534
1,444	Entegris, Inc.	189,539
3,885	Intel Corp.	192,541
465	KLA Corp.	170,218
278	Lam Research Corp.	149,455
2,287	Marvell Technology, Inc.	164,001
2,298	Microchip Technology, Inc.	172,672
2,148	Micron Technology, Inc.	167,308
406	Monolithic Power Systems, Inc.	197,186
680	NVIDIA Corp.	185,545
878	NXP Semiconductors N.V.	162,500
1,094	QUALCOMM, Inc.	167,185
1,290	Skyworks Solutions, Inc.	171,931
1,224	Teradyne, Inc.	144,713
1,062	Texas Instruments, Inc.	194,856
		2,974,809
	Software – 5.0%
4,140	Bentley Systems, Inc., Class B	182,905
311	Intuit, Inc.	149,541
595	Microsoft Corp.	183,444
7,702	NortonLifeLock, Inc.	204,257
2,294	Oracle Corp.	189,783
2,441	SS&C Technologies Holdings, Inc.	183,124
		1,093,054
	Specialty Retail – 2.8%
1,552	Bath & Body Works, Inc.	74,186
1,067	Best Buy Co., Inc.	96,990
261	Home Depot (The), Inc.	78,125
419	Lowe’s Cos., Inc.	84,718
949	Ross Stores, Inc.	85,846
1,428	TJX (The) Cos., Inc.	86,508
454	Tractor Supply Co.	105,950
		612,323
	Technology Hardware, Storage & Peripherals – 3.6%
1,127	Apple, Inc.	196,785
12,688	Hewlett Packard Enterprise Co.	212,017
5,312	HP, Inc.	192,826
2,175	NetApp, Inc.	180,525
		782,153
	Textiles, Apparel & Luxury Goods – 0.8%
649	NIKE, Inc., Class B	87,329
1,481	VF Corp.	84,210
		171,539
Shares	Description	Value

	Tobacco – 0.4%
857	Altria Group, Inc.	$44,778
427	Philip Morris International, Inc.	40,113
		84,891
	Trading Companies & Distributors – 0.3%
306	Fastenal Co.	18,177
85	WW Grainger, Inc.	43,842
		62,019
	Water Utilities – 0.1%
120	American Water Works Co., Inc.	19,864
	Total Common Stocks	21,031,019
	(Cost $18,584,424)
REAL ESTATE INVESTMENT TRUSTS – 2.9%
	Equity Real Estate Investment Trusts – 2.9%
106	Alexandria Real Estate Equities, Inc.	21,333
81	American Tower Corp.	20,349
94	AvalonBay Communities, Inc.	23,347
204	Boston Properties, Inc.	26,275
132	Camden Property Trust	21,938
113	Crown Castle International Corp.	20,860
134	Digital Realty Trust, Inc.	19,001
358	Duke Realty Corp.	20,786
28	Equinix, Inc.	20,765
268	Equity LifeStyle Properties, Inc.	20,497
261	Equity Residential	23,469
67	Essex Property Trust, Inc.	23,147
104	Extra Space Storage, Inc.	21,382
655	Healthpeak Properties, Inc.	22,486
521	Invitation Homes, Inc.	20,934
103	Mid-America Apartment Communities, Inc.	21,573
139	Prologis, Inc.	22,446
63	Public Storage	24,588
331	Realty Income Corp.	22,938
61	SBA Communications Corp.	20,990
148	Simon Property Group, Inc.	19,471
112	Sun Communities, Inc.	19,632
395	UDR, Inc.	22,661
462	Ventas, Inc.	28,533
785	VICI Properties, Inc.	22,341
276	Welltower, Inc.	26,535
573	Weyerhaeuser Co.	21,717

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Equity Real Estate Investment Trusts (Continued)
288	WP Carey, Inc.	$23,282
	Total Real Estate Investment Trusts	623,276
	(Cost $492,898)
	Total Investments – 99.9%	21,654,295
	(Cost $19,077,322)
	Net Other Assets and Liabilities – 0.1%	23,540
	Net Assets – 100.0%	$21,677,835

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 21,031,019	$ 21,031,019	$ —	$ —
Real Estate Investment Trusts*	623,276	623,276	—	—
Total Investments	$ 21,654,295	$ 21,654,295	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 90.2%
	Aerospace & Defense – 1.9%
963	BWX Technologies, Inc.	$51,867
333	Curtiss-Wright Corp.	50,003
1,448	Howmet Aerospace, Inc.	52,041
248	Huntington Ingalls Industries, Inc.	49,461
1,070	Spirit AeroSystems Holdings, Inc., Class A	52,313
421	Woodward, Inc.	52,587
		308,272
	Air Freight & Logistics – 0.3%
428	CH Robinson Worldwide, Inc.	46,100
	Auto Components – 0.9%
1,284	BorgWarner, Inc.	49,948
1,661	Gentex Corp.	48,451
316	Lear Corp.	45,058
		143,457
	Automobiles – 0.6%
1,535	Harley-Davidson, Inc.	60,479
558	Thor Industries, Inc.	43,915
		104,394
	Banks – 4.7%
732	Bank OZK	31,256
323	BOK Financial Corp.	30,346
391	Comerica, Inc.	35,358
495	Commerce Bancshares, Inc.	35,437
270	Cullen/Frost Bankers, Inc.	37,371
433	East West Bancorp, Inc.	34,216
41	First Citizens BancShares, Inc., Class A	27,290
669	First Financial Bankshares, Inc.	29,516
2,084	First Horizon Corp.	48,953
599	Glacier Bancorp, Inc.	30,118
754	PacWest Bancorp	32,520
357	Pinnacle Financial Partners, Inc.	32,873
415	Popular, Inc.	33,922
471	Prosperity Bancshares, Inc.	32,678
105	Signature Bank	30,816
425	SouthState Corp.	34,676
711	Synovus Financial Corp.	34,839
321	UMB Financial Corp.	31,188
937	United Bankshares, Inc.	32,683
2,475	Valley National Bancorp	32,224
610	Webster Financial Corp.	34,233
316	Western Alliance Bancorp	26,171
539	Zions Bancorp N.A.	35,337
		764,021
	Beverages – 0.3%
1,031	Molson Coors Beverage Co., Class B	55,035
Shares	Description	Value

	Building Products – 2.6%
537	A.O. Smith Corp.	$34,309
339	Advanced Drainage Systems, Inc.	40,277
348	Allegion PLC	38,203
397	Armstrong World Industries, Inc.	35,734
186	Carlisle Cos., Inc.	45,741
431	Fortune Brands Home & Security, Inc.	32,015
142	Lennox International, Inc.	36,616
509	Owens Corning	46,573
331	Simpson Manufacturing Co., Inc.	36,092
410	UFP Industries, Inc.	31,636
1,267	Zurn Water Solutions Corp.	44,852
		422,048
	Capital Markets – 2.9%
207	Affiliated Managers Group, Inc.	29,177
419	Ares Management Corp., Class A	34,035
261	Cboe Global Markets, Inc.	29,864
251	Evercore, Inc., Class A	27,941
71	FactSet Research Systems, Inc.	30,825
329	Houlihan Lokey, Inc.	28,886
429	Interactive Brokers Group, Inc., Class A	28,275
1,477	Invesco, Ltd.	34,060
877	Jefferies Financial Group, Inc.	28,809
780	Lazard Ltd., Class A	26,910
213	LPL Financial Holdings, Inc.	38,911
100	Morningstar, Inc.	27,317
559	SEI Investments Co.	33,657
483	Stifel Financial Corp.	32,796
340	Tradeweb Markets, Inc., Class A	29,876
		461,339
	Chemicals – 3.6%
351	Ashland Global Holdings, Inc.	34,542
674	Avient Corp.	32,352
225	Balchem Corp.	30,757
534	CF Industries Holdings, Inc.	55,034
1,123	Chemours (The) Co.	35,352
1,552	Element Solutions, Inc.	33,989
344	FMC Corp.	45,260
1,081	Huntsman Corp.	40,548
961	Mosaic (The) Co.	63,906
656	Olin Corp.	34,296
164	Quaker Chemical Corp.	28,341
457	RPM International, Inc.	37,218
235	Scotts Miracle-Gro (The) Co.	28,896
1,010	Valvoline, Inc.	31,876
389	Westlake Corp.	48,003
		580,370
	Commercial Services & Supplies – 0.5%
305	MSA Safety, Inc.	40,473

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
272	Tetra Tech, Inc.	$44,864
		85,337
	Communications Equipment – 0.7%
3,014	Juniper Networks, Inc.	112,000
	Construction & Engineering – 1.1%
362	EMCOR Group, Inc.	40,772
1,495	MDU Resources Group, Inc.	39,842
402	Quanta Services, Inc.	52,907
184	Valmont Industries, Inc.	43,902
		177,423
	Construction Materials – 0.2%
277	Eagle Materials, Inc.	35,556
	Consumer Finance – 0.4%
680	OneMain Holdings, Inc.	32,239
1,728	SLM Corp.	31,726
		63,965
	Containers & Packaging – 2.4%
376	AptarGroup, Inc.	44,180
417	Crown Holdings, Inc.	52,162
2,364	Graphic Packaging Holding Co.	47,375
339	Packaging Corp. of America	52,921
683	Sealed Air Corp.	45,734
1,076	Silgan Holdings, Inc.	49,743
796	Sonoco Products Co.	49,798
1,039	WestRock Co.	48,864
		390,777
	Diversified Consumer Services – 1.0%
5,482	ADT, Inc.	41,609
2,457	H&R Block, Inc.	63,980
815	Service Corp. International	53,643
		159,232
	Diversified Financial Services – 0.6%
470	Apollo Global Management Inc	29,135
1,037	Equitable Holdings, Inc.	32,054
513	Voya Financial, Inc.	34,037
		95,226
	Diversified Telecommunication Services – 0.6%
8,577	Lumen Technologies, Inc.	96,663
	Electric Utilities – 1.5%
969	Hawaiian Electric Industries, Inc.	40,998
Shares	Description	Value

	Electric Utilities (Continued)
356	IDACORP, Inc.	$41,068
935	NRG Energy, Inc.	35,867
1,048	OGE Energy Corp.	42,738
570	Pinnacle West Capital Corp.	44,517
760	Portland General Electric Co.	41,914
		247,102
	Electrical Equipment – 1.5%
218	Acuity Brands, Inc.	41,268
583	EnerSys	43,474
221	Hubbell, Inc.	40,613
271	Regal Rexnord Corp.	40,319
5,141	Vertiv Holdings Co.	71,974
		237,648
	Electronic Equipment, Instruments & Components – 2.6%
1,825	Jabil, Inc.	112,657
147	Littelfuse, Inc.	36,663
2,939	National Instruments Corp.	119,294
1,122	TD SYNNEX Corp.	115,802
1,498	Vontier Corp.	38,034
		422,450
	Energy Equipment & Services – 0.4%
3,694	NOV, Inc.	72,439
	Entertainment – 0.3%
1,340	Warner Music Group Corp., Class A	50,719
	Food & Staples Retailing – 0.6%
1,583	Albertsons Cos., Inc., Class A	52,635
242	Casey’s General Stores, Inc.	47,957
		100,592
	Food Products – 2.4%
512	Bunge Ltd.	56,735
1,099	Campbell Soup Co.	48,983
1,739	Flowers Foods, Inc.	44,710
494	Ingredion, Inc.	43,052
352	JM Smucker (The) Co.	47,664
754	Lamb Weston Holdings, Inc.	45,172
289	Lancaster Colony Corp.	43,104
12	Seaboard Corp.	50,466
		379,886
	Gas Utilities – 0.7%
384	Atmos Energy Corp.	45,884
630	National Fuel Gas Co.	43,281
877	UGI Corp.	31,765
		120,930

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services – 7.2%
371	Chemed Corp.	$187,930
3,011	Encompass Health Corp.	214,112
2,341	Ensign Group (The), Inc.	210,714
4,774	Premier, Inc., Class A	169,907
6,685	Select Medical Holdings Corp.	160,373
1,516	Universal Health Services, Inc., Class B	219,744
		1,162,780
	Hotels, Restaurants & Leisure – 3.3%
1,571	Aramark	59,069
371	Choice Hotels International, Inc.	52,593
240	Churchill Downs, Inc.	53,227
343	Marriott Vacations Worldwide Corp.	54,091
648	Texas Roadhouse, Inc.	54,257
1,046	Travel + Leisure Co.	60,605
177	Vail Resorts, Inc.	46,068
2,427	Wendy’s (The) Co.	53,321
336	Wingstop, Inc.	39,430
646	Wyndham Hotels & Resorts, Inc.	54,710
		527,371
	Household Durables – 1.6%
1,406	Leggett & Platt, Inc.	48,929
2,650	Newell Brands, Inc.	56,736
1,013	PulteGroup, Inc.	42,445
1,231	Tempur Sealy International, Inc.	34,370
800	Toll Brothers, Inc.	37,616
248	Whirlpool Corp.	42,849
		262,945
	Household Products – 0.3%
1,522	Reynolds Consumer Products, Inc.	44,655
	Independent Power & Renewable Electricity Producers – 0.3%
1,768	Vistra Corp.	41,106
	Insurance – 4.6%
248	American Financial Group, Inc.	36,114
218	Assurant, Inc.	39,639
625	Axis Capital Holdings Ltd.	37,794
805	CNA Financial Corp.	39,139
177	Erie Indemnity Co., Class A	31,175
125	Everest Re Group Ltd.	37,672
652	Fidelity National Financial, Inc.	31,844
435	First American Financial Corp.	28,197
363	Globe Life, Inc.	36,518
260	Hanover Insurance Group (The), Inc.	38,875
579	Kemper Corp.	32,737
Shares	Description	Value

	Insurance (Continued)
499	Lincoln National Corp.	$32,615
589	Loews Corp.	38,179
1,385	Old Republic International Corp.	35,830
222	Primerica, Inc.	30,374
311	Reinsurance Group of America, Inc.	34,042
202	RenaissanceRe Holdings Ltd.	32,019
304	RLI Corp.	33,631
415	Selective Insurance Group, Inc.	37,084
1,385	Unum Group	43,641
619	W.R. Berkley Corp.	41,219
		748,338
	IT Services – 2.4%
693	Alliance Data Systems Corp.	38,912
719	Concentrix Corp	119,756
869	Genpact Ltd.	37,810
276	Jack Henry & Associates, Inc.	54,386
579	Maximus, Inc.	43,396
509	TTEC Holdings, Inc.	42,003
2,584	Western Union (The) Co.	48,424
		384,687
	Leisure Products – 0.9%
458	Brunswick Corp.	37,048
569	Hasbro, Inc.	46,612
527	Polaris, Inc.	55,504
		139,164
	Life Sciences Tools & Services – 1.6%
1,245	Azenta, Inc.	103,186
2,342	Bruker Corp.	150,590
		253,776
	Machinery – 4.0%
397	AGCO Corp.	57,974
1,268	Allison Transmission Holdings, Inc.	49,782
453	Crane Co.	49,051
778	Donaldson Co., Inc.	40,401
1,507	Flowserve Corp.	54,101
572	Graco, Inc.	39,880
451	ITT, Inc.	33,920
301	John Bean Technologies Corp.	35,659
331	Lincoln Electric Holdings, Inc.	45,615
182	Nordson Corp.	41,329
409	Oshkosh Corp.	41,166
215	Snap-on, Inc.	44,178
545	Timken (The) Co.	33,081
461	Toro (The) Co.	39,411
237	Watts Water Technologies, Inc., Class A	33,083
		638,631

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Media – 2.0%
61	Cable One, Inc.	$89,319
1,544	Interpublic Group of (The) Cos., Inc.	54,735
1,198	New York Times (The) Co., Class A	54,916
2,594	News Corp., Class A	57,457
383	Nexstar Media Group, Inc., Class A	72,188
		328,615
	Metals & Mining – 1.6%
633	Alcoa Corp.	56,989
233	Reliance Steel & Aluminum Co.	42,721
359	Royal Gold, Inc.	50,719
608	Steel Dynamics, Inc.	50,725
1,585	United States Steel Corp.	59,818
		260,972
	Multiline Retail – 0.8%
1,171	Kohl’s Corp.	70,799
2,211	Macy’s, Inc.	53,860
		124,659
	Multi-Utilities – 0.6%
571	Black Hills Corp.	43,978
1,457	NiSource, Inc.	46,333
		90,311
	Oil, Gas & Consumable Fuels – 4.6%
5,170	Antero Midstream Corp.	56,198
1,861	APA Corp.	76,915
789	Chesapeake Energy Corp.	68,643
1,118	Continental Resources, Inc.	68,567
2,634	Coterra Energy, Inc.	71,039
464	Diamondback Energy, Inc.	63,605
1,527	HF Sinclair Corp. (a)	60,851
3,048	Marathon Oil Corp.	76,535
1,485	Ovintiv, Inc.	80,294
958	Targa Resources Corp.	72,300
40	Texas Pacific Land Corp.	54,085
		749,032
	Paper & Forest Products – 0.2%
589	Louisiana-Pacific Corp.	36,589
	Pharmaceuticals – 2.6%
6,454	Organon & Co.	225,438
5,052	Perrigo Co. PLC	194,149
		419,587
	Professional Services – 2.9%
544	Booz Allen Hamilton Holding Corp.	47,785
395	Exponent, Inc.	42,680
Shares	Description	Value

	Professional Services (Continued)
2,696	KBR, Inc.	$147,552
474	ManpowerGroup, Inc.	44,518
413	Robert Half International, Inc.	47,156
1,536	Science Applications International Corp.	141,573
		471,264
	Real Estate Management & Development – 0.1%
1,122	eXp World Holdings, Inc.	23,753
	Road & Rail – 0.5%
756	Knight-Swift Transportation Holdings, Inc.	38,148
259	Landstar System, Inc.	39,065
		77,213
	Semiconductors & Semiconductor Equipment – 2.5%
5,178	Amkor Technology, Inc.	112,466
265	MKS Instruments, Inc.	39,750
1,382	Power Integrations, Inc.	128,084
778	Universal Display Corp.	129,887
		410,187
	Software – 3.0%
3,075	CDK Global, Inc.	149,691
1,357	Citrix Systems, Inc.	136,921
1,348	Dolby Laboratories, Inc., Class A	105,441
1,148	Pegasystems, Inc.	92,586
		484,639
	Specialty Retail – 2.4%
241	Advance Auto Parts, Inc.	49,877
2,286	American Eagle Outfitters, Inc.	38,405
503	Dick’s Sporting Goods, Inc.	50,310
1,326	Foot Locker, Inc.	39,329
3,279	Gap (The), Inc.	46,168
195	Lithia Motors, Inc.	58,524
540	Penske Automotive Group, Inc.	50,609
342	Williams-Sonoma, Inc.	49,590
		382,812
	Technology Hardware, Storage & Peripherals – 0.7%
5,670	Xerox Holdings Corp.	114,364
	Textiles, Apparel & Luxury Goods – 1.9%
572	Carter’s, Inc.	52,618
594	Columbia Sportswear Co.	53,775
3,462	Hanesbrands, Inc.	51,549
543	PVH Corp. (a)	41,599
487	Ralph Lauren Corp.	55,246

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods (Continued)
1,425	Tapestry, Inc.	$52,939
		307,726
	Thrifts & Mortgage Finance – 1.2%
748	Essent Group Ltd.	30,825
2,357	MGIC Investment Corp.	31,937
2,783	New York Community Bancorp, Inc.	29,834
488	PennyMac Financial Services, Inc.	25,962
1,609	Radian Group, Inc.	35,736
1,905	TFS Financial Corp.	31,623
		185,917
	Trading Companies & Distributors – 0.9%
1,042	Air Lease Corp.	46,525
548	MSC Industrial Direct Co., Inc., Class A	46,695
149	Watsco, Inc.	45,392
		138,612
	Water Utilities – 0.2%
749	Essential Utilities, Inc.	38,296
	Total Common Stocks	14,580,982
	(Cost $13,682,451)
REAL ESTATE INVESTMENT TRUSTS – 9.6%
	Equity Real Estate Investment Trusts – 8.4%
530	Agree Realty Corp.	35,171
660	American Campus Communities, Inc.	36,940
867	American Homes 4 Rent, Class A	34,706
1,153	Americold Realty Trust	32,146
691	Apartment Income REIT Corp.	36,941
1,485	Brixmor Property Group, Inc.	38,328
937	Cousins Properties, Inc.	37,752
664	CubeSmart	34,548
1,128	Douglas Emmett, Inc.	37,698
166	EastGroup Properties, Inc.	33,744
277	Federal Realty Investment Trust	33,813
571	First Industrial Realty Trust, Inc.	35,351
777	Gaming and Leisure Properties, Inc.	36,465
1,194	Healthcare Realty Trust, Inc.	32,811
1,132	Healthcare Trust of America, Inc., Class A	35,477
848	Highwoods Properties, Inc.	38,787
144	Innovative Industrial Properties, Inc.	29,577
722	Iron Mountain, Inc.	40,006
Shares	Description	Value

	Equity Real Estate Investment Trusts (Continued)
1,314	JBG SMITH Properties	$38,395
569	Kilroy Realty Corp.	43,483
1,531	Kimco Realty Corp.	37,816
312	Lamar Advertising Co., Class A	36,248
248	Life Storage, Inc.	34,827
1,597	Medical Properties Trust, Inc.	33,760
786	National Retail Properties, Inc.	35,323
546	National Storage Affiliates Trust	34,267
1,275	Omega Healthcare Investors, Inc.	39,729
205	PS Business Parks, Inc.	34,456
935	Rayonier, Inc.	38,447
502	Regency Centers Corp.	35,813
466	Rexford Industrial Realty, Inc.	34,759
472	Safehold, Inc.	26,172
511	SL Green Realty Corp.	41,483
784	Spirit Realty Capital, Inc.	36,080
788	STAG Industrial, Inc.	32,584
1,099	STORE Capital Corp.	32,124
443	Terreno Realty Corp.	32,804
903	Vornado Realty Trust	40,924
		1,359,755
	Mortgage Real Estate Investment Trusts – 1.2%
2,261	AGNC Investment Corp.	29,619
4,345	Annaly Capital Management, Inc.	30,589
1,112	Blackstone Mortgage Trust, Inc., Class A	35,350
711	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,723
3,174	New Residential Investment Corp.	34,850
1,399	Starwood Property Trust, Inc.	33,814
		197,945
	Total Real Estate Investment Trusts	1,557,700
	(Cost $1,433,661)
	Total Investments – 99.8%	16,138,682
	(Cost $15,116,112)
	Net Other Assets and Liabilities – 0.2%	31,921
	Net Assets – 100.0%	$16,170,603

(a)	Non-income producing security.

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 14,580,982	$ 14,580,982	$ —	$ —
Real Estate Investment Trusts*	1,557,700	1,557,700	—	—
Total Investments	$ 16,138,682	$ 16,138,682	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 90.8%
	Aerospace & Defense – 0.7%
2,063	Maxar Technologies, Inc.	$81,406
752	Moog, Inc., Class A	66,026
		147,432
	Air Freight & Logistics – 0.2%
503	Forward Air Corp.	49,183
	Auto Components – 0.8%
3,858	Dana, Inc.	67,785
565	LCI Industries	58,653
755	Patrick Industries, Inc.	45,526
		171,964
	Automobiles – 0.3%
1,175	Winnebago Industries, Inc.	63,485
	Banks – 10.0%
880	Ameris Bancorp	38,614
1,936	Associated Banc-Corp.	44,063
1,173	Atlantic Union Bankshares Corp.	43,037
620	BancFirst Corp.	51,590
522	Bank of Hawaii Corp.	43,806
1,033	BankUnited, Inc.	45,411
721	Banner Corp.	42,200
1,468	Cadence Bank	42,954
1,017	Cathay General Bancorp	45,511
1,336	Columbia Banking System, Inc.	43,113
587	Community Bank System, Inc.	41,178
2,042	CVB Financial Corp.	47,395
750	Eagle Bancorp, Inc.	42,757
2,168	Eastern Bankshares, Inc.	46,699
929	Enterprise Financial Services Corp.	43,951
998	FB Financial Corp.	44,331
3,173	First BanCorp	41,630
1,794	First Financial Bancorp	41,352
1,600	First Hawaiian, Inc.	44,624
1,075	First Interstate BancSystem, Inc., Class A	39,528
1,044	First Merchants Corp.	43,430
3,605	FNB Corp.	44,882
2,572	Fulton Financial Corp.	42,747
874	Hancock Whitney Corp.	45,579
864	Heartland Financial USA, Inc.	41,325
1,244	Hilltop Holdings, Inc.	36,574
1,796	Home BancShares, Inc.	40,590
2,973	Hope Bancorp, Inc.	47,806
536	Independent Bank Corp.	43,786
606	Independent Bank Group, Inc.	43,123
1,032	International Bancshares Corp.	43,561
546	Lakeland Financial Corp.	39,858
501	Live Oak Bancshares, Inc.	25,496
733	Meta Financial Group, Inc.	40,256
1,135	NBT Bancorp, Inc.	41,008
3,088	Northwest Bancshares, Inc.	41,719
2,413	Old National Bancorp	39,525
Shares	Description	Value

	Banks (Continued)
1,092	Pacific Premier Bancorp, Inc.	$38,602
318	Park National Corp.	41,779
1,152	Renasant Corp.	38,534
909	Sandy Spring Bancorp, Inc.	40,832
1,236	Seacoast Banking Corp. of Florida	43,285
515	ServisFirst Bancshares, Inc.	49,074
1,478	Simmons First National Corp., Class A	38,753
1,384	Towne Bank	41,437
1,347	Trustmark Corp.	40,935
1,217	United Community Banks, Inc.	42,352
1,099	Veritex Holdings, Inc.	41,949
1,250	WesBanco, Inc.	42,950
757	Westamerica BanCorp	45,798
481	Wintrust Financial Corp.	44,699
		2,165,988
	Beverages – 0.2%
95	Coca-Cola Consolidated, Inc.	47,201
	Building Products – 0.5%
767	AAON, Inc.	42,745
504	CSW Industrials, Inc.	59,265
		102,010
	Capital Markets – 2.3%
934	Artisan Partners Asset Management, Inc., Class A	36,753
492	B. Riley Financial, Inc.	34,420
9,404	BGC Partners, Inc., Class A	41,378
1,708	Brightsphere Investment Group, Inc.	41,419
473	Cohen & Steers, Inc.	40,626
1,164	Federated Hermes, Inc.	39,646
422	Hamilton Lane, Inc., Class A	32,616
700	Moelis & Co., Class A	32,865
253	Piper Sandler Cos.	33,206
590	PJT Partners, Inc., Class A	37,241
1,052	StepStone Group, Inc., Class A	34,779
1,517	Virtu Financial, Inc., Class A	56,463
147	Virtus Investment Partners, Inc.	35,278
		496,690
	Chemicals – 1.9%
821	Cabot Corp.	56,165
752	HB Fuller Co.	49,685
511	Innospec, Inc.	47,293
4,058	Kronos Worldwide, Inc.	62,980
631	Minerals Technologies, Inc.	41,741
135	NewMarket Corp.	43,791
461	Sensient Technologies Corp.	38,701
371	Stepan Co.	36,658
880	Trinseo PLC	42,169
		419,183

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Commercial Services & Supplies – 4.8%
1,491	ABM Industries, Inc.	$68,646
1,130	Brady Corp., Class A	52,285
929	Brink’s (The) Co.	63,172
1,897	Deluxe Corp.	57,365
31,779	Healthcare Services Group, Inc.	590,136
2,094	HNI Corp.	77,583
2,247	MillerKnoll, Inc.	77,656
290	UniFirst Corp.	53,441
		1,040,284
	Construction & Engineering – 1.2%
1,496	Arcosa, Inc.	85,646
616	Comfort Systems USA, Inc.	54,830
1,574	Granite Construction, Inc.	51,627
2,540	Primoris Services Corp.	60,503
		252,606
	Consumer Finance – 0.5%
585	FirstCash Holdings, Inc.	41,149
2,061	Navient Corp.	35,119
448	Nelnet, Inc., Class A	38,076
		114,344
	Containers & Packaging – 0.5%
1,009	Greif, Inc., Class A	65,646
4,804	Pactiv Evergreen, Inc.	48,328
		113,974
	Diversified Consumer Services – 0.9%
140	Graham Holdings Co., Class B	85,606
1,522	Strategic Education, Inc.	101,030
		186,636
	Diversified Telecommunication Services – 0.5%
1,710	Cogent Communications Holdings, Inc.	113,459
	Electric Utilities – 0.7%
747	ALLETE, Inc.	50,034
603	MGE Energy, Inc.	48,113
853	Otter Tail Corp.	53,313
		151,460
	Electrical Equipment – 0.4%
426	Encore Wire Corp.	48,594
3,902	GrafTech International Ltd.	37,537
		86,131
Shares	Description	Value

	Electronic Equipment, Instruments & Components – 6.0%
3,573	Advanced Energy Industries, Inc.	$307,564
7,892	Avnet, Inc.	320,336
572	Badger Meter, Inc.	57,034
927	Belden, Inc.	51,356
6,618	Methode Electronics, Inc.	286,228
14,878	Vishay Intertechnology, Inc.	291,609
		1,314,127
	Energy Equipment & Services – 2.4%
2,067	Cactus, Inc., Class A	117,282
3,533	Core Laboratories N.V.	111,749
3,326	Helmerich & Payne, Inc.	142,286
9,328	Patterson-UTI Energy, Inc.	144,397
		515,714
	Entertainment – 0.5%
1,784	World Wrestling Entertainment, Inc., Class A	111,393
	Food & Staples Retailing – 0.4%
1,203	PriceSmart, Inc.	94,881
	Food Products – 1.4%
1,913	B&G Foods, Inc.	51,613
1,589	Cal-Maine Foods, Inc.	87,745
2,130	Fresh Del Monte Produce, Inc.	55,188
372	J&J Snack Foods Corp.	57,697
3,686	Utz Brands, Inc.	54,479
		306,722
	Gas Utilities – 1.8%
340	Chesapeake Utilities Corp.	46,838
1,208	New Jersey Resources Corp.	55,399
1,017	Northwest Natural Holding Co.	52,599
639	ONE Gas, Inc.	56,385
1,899	South Jersey Industries, Inc.	65,611
708	Southwest Gas Holdings, Inc.	55,429
760	Spire, Inc.	54,538
		386,799
	Health Care Equipment & Supplies – 2.9%
3,988	CONMED Corp.	592,417
186	Mesa Laboratories, Inc.	47,408
		639,825
	Health Care Providers & Services – 8.2%
12,997	Owens & Minor, Inc.	572,128
19,263	Patterson Cos., Inc.	623,543
5,917	U.S. Physical Therapy, Inc.	588,446
		1,784,117

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure – 1.1%
684	Cracker Barrel Old Country Store, Inc.	$81,211
1,006	Jack in the Box, Inc.	93,971
660	Papa John’s International, Inc.	69,485
		244,667
	Household Durables – 1.3%
1,076	Century Communities, Inc.	57,641
436	Installed Building Products, Inc.	36,838
1,968	KB Home	63,724
2,425	La-Z-Boy, Inc.	63,947
1,577	MDC Holdings, Inc.	59,674
		281,824
	Household Products – 0.6%
1,466	Energizer Holdings, Inc.	45,094
578	Spectrum Brands Holdings, Inc.	51,280
240	WD-40 Co.	43,976
		140,350
	Independent Power & Renewable Electricity Producers – 0.5%
1,376	Clearway Energy, Inc., Class C	50,238
625	Ormat Technologies, Inc.	51,144
		101,382
	Insurance – 1.8%
1,124	American Equity Investment Life Holding Co.	44,859
752	Argo Group International Holdings Ltd.	31,042
871	Assured Guaranty Ltd.	55,448
1,834	CNO Financial Group, Inc.	46,015
1,130	Horace Mann Educators Corp.	47,268
184	Kinsale Capital Group, Inc.	41,956
824	Mercury General Corp.	45,320
548	Stewart Information Services Corp.	33,214
43	White Mountains Insurance Group Ltd.	48,858
		393,980
	Internet & Direct Marketing Retail – 1.3%
2,935	Shutterstock, Inc.	273,190
	IT Services – 3.5%
5,647	CSG Systems International, Inc.	358,980
1,219	EVERTEC, Inc.	49,893
11,361	Switch, Inc., Class A	350,146
		759,019
	Leisure Products – 0.3%
1,659	Acushnet Holdings Corp.	66,791
Shares	Description	Value

	Machinery – 4.7%
414	Alamo Group, Inc.	$59,529
689	Albany International Corp., Class A	58,096
1,181	Altra Industrial Motion Corp.	45,976
1,307	Barnes Group, Inc.	52,528
3,004	Enerpac Tool Group Corp.	65,758
553	EnPro Industries, Inc.	54,045
677	ESCO Technologies, Inc.	47,336
1,406	Federal Signal Corp.	47,452
644	Franklin Electric Co., Inc.	53,478
579	Helios Technologies, Inc.	46,465
1,172	Hillenbrand, Inc.	51,767
264	Kadant, Inc.	51,266
1,696	Kennametal, Inc.	48,523
401	Lindsay Corp.	62,961
778	Mueller Industries, Inc.	42,144
4,230	Mueller Water Products, Inc., Class A	54,652
752	Tennant Co.	59,258
1,386	Terex Corp.	49,425
2,017	Trinity Industries, Inc.	69,304
		1,019,963
	Marine – 0.4%
677	Matson, Inc.	81,660
	Media – 1.7%
4,367	Gray Television, Inc.	96,380
1,537	John Wiley & Sons, Inc., Class A	81,507
3,331	Sinclair Broadcast Group, Inc., Class A	93,335
4,744	TEGNA, Inc.	106,265
		377,487
	Metals & Mining – 1.5%
1,581	Carpenter Technology Corp.	66,370
1,272	Commercial Metals Co.	52,941
904	Compass Minerals International, Inc.	56,762
8,843	Hecla Mining Co.	58,098
491	Kaiser Aluminum Corp.	46,233
844	Worthington Industries, Inc.	43,390
		323,794
	Multiline Retail – 0.8%
1,954	Big Lots, Inc.	67,608
359	Dillard’s, Inc., Class A	96,352
		163,960
	Multi-Utilities – 0.5%
1,167	Avista Corp.	52,690
868	NorthWestern Corp.	52,505
		105,195

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels – 4.0%
1,845	California Resources Corp.	$82,527
7,623	Equitrans Midstream Corp.	64,338
4,177	Magnolia Oil & Gas Corp., Class A	98,786
2,135	Matador Resources, Co.	113,112
3,019	Murphy Oil Corp.	121,938
626	Oasis Petroleum, Inc.	91,584
1,616	PDC Energy, Inc.	117,451
2,674	SM Energy Co.	104,152
2,978	World Fuel Services Corp.	80,525
		874,413
	Personal Products – 1.0%
1,286	Edgewell Personal Care Co.	47,158
824	Inter Parfums, Inc.	72,553
281	Medifast, Inc.	47,989
1,158	Nu Skin Enterprises, Inc., Class A	55,445
		223,145
	Professional Services – 1.1%
594	ICF International, Inc.	55,919
516	Insperity, Inc.	51,817
804	Korn Ferry	52,212
835	ManTech International Corp., Class A	71,968
		231,916
	Real Estate Management & Development – 0.6%
1,774	Kennedy-Wilson Holdings, Inc.	43,268
2,266	Newmark Group, Inc., Class A	36,075
814	St. Joe (The) Co.	48,221
		127,564
	Road & Rail – 1.0%
508	ArcBest Corp.	40,894
739	Ryder System, Inc.	58,625
2,264	Schneider National, Inc., Class B	57,732
1,278	Werner Enterprises, Inc.	52,398
		209,649
	Software – 3.3%
1,747	InterDigital, Inc.	111,459
6,741	Progress Software Corp.	317,434
17,207	Xperi Holding Corp.	298,025
		726,918
	Specialty Retail – 2.6%
2,081	Buckle (The), Inc.	68,756
2,179	Camping World Holdings, Inc., Class A	60,903
451	Group 1 Automotive, Inc.	75,691
1,511	Monro, Inc.	66,998
Shares	Description	Value

	Specialty Retail (Continued)
442	Murphy USA, Inc.	$88,382
1,833	Rent-A-Center, Inc.	46,173
1,012	Signet Jewelers Ltd.	73,573
1,780	Sonic Automotive, Inc., Class A	75,668
		556,144
	Textiles, Apparel & Luxury Goods – 1.7%
1,718	Kontoor Brands, Inc.	71,039
3,517	Levi Strauss & Co., Class A	69,496
867	Oxford Industries, Inc.	78,464
1,895	Steven Madden Ltd.	73,223
3,056	Wolverine World Wide, Inc.	68,943
		361,165
	Thrifts & Mortgage Finance – 0.9%
3,859	Capitol Federal Financial, Inc.	41,986
1,805	Provident Financial Services, Inc.	42,237
290	Walker & Dunlop, Inc.	37,532
1,310	Washington Federal, Inc.	42,994
872	WSFS Financial Corp.	40,653
		205,402
	Tobacco – 0.3%
5,121	Vector Group Ltd.	61,657
	Trading Companies & Distributors – 2.4%
593	Applied Industrial Technologies, Inc.	60,877
648	Boise Cascade Co.	45,017
585	GATX Corp.	72,148
2,153	Global Industrial Co.	69,391
389	Herc Holdings, Inc.	64,998
759	McGrath RentCorp	64,500
1,582	Rush Enterprises, Inc., Class A	80,540
1,011	Triton International Ltd.	70,952
		528,423
	Water Utilities – 0.8%
479	American States Water Co.	42,640
690	California Water Service Group	40,903
412	Middlesex Water Co.	43,330
677	SJW Group	47,106
		173,979
	Wireless Telecommunication Services – 1.1%
4,906	Shenandoah Telecommunications Co.	115,683
6,209	Telephone & Data Systems, Inc.	117,226
		232,909
	Total Common Stocks	19,722,154
	(Cost $19,026,512)

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 8.8%
	Equity Real Estate Investment Trusts – 7.5%
1,941	Acadia Realty Trust	$42,062
1,129	American Assets Trust, Inc.	42,778
2,623	Apple Hospitality REIT, Inc.	47,135
3,157	Brandywine Realty Trust	44,640
1,707	Broadstone Net Lease, Inc.	37,179
1,856	CareTrust REIT, Inc.	35,821
1,515	Corporate Office Properties Trust	43,238
1,848	Easterly Government Properties, Inc.	39,067
4,760	Empire State Realty Trust, Inc., Class A	46,743
892	EPR Properties	48,801
1,470	Essential Properties Realty Trust, Inc.	37,191
1,441	Four Corners Property Trust, Inc.	38,965
2,773	Global Net Lease, Inc.	43,619
1,715	Hudson Pacific Properties, Inc.	47,591
1,640	Independence Realty Trust, Inc.	43,362
1,691	Industrial Logistics Properties Trust	38,335
1,693	iStar, Inc.	39,633
1,945	Kite Realty Group Trust	44,288
1,241	LTC Properties, Inc.	47,741
2,712	LXP Industrial Trust	42,578
2,452	Macerich (The) Co.	38,349
737	National Health Investors, Inc.	43,490
505	NexPoint Residential Trust, Inc.	45,607
1,580	Outfront Media, Inc.	44,919
5,080	Paramount Group, Inc.	55,423
1,894	Pebblebrook Hotel Trust	46,365
2,250	Physicians Realty Trust	39,465
2,305	Piedmont Office Realty Trust, Inc., Class A	39,692
704	PotlatchDeltic Corp.	37,122
2,162	Retail Opportunity Investments Corp.	41,921
3,041	RLJ Lodging Trust	42,817
3,129	Sabra Health Care REIT, Inc.	46,591
4,820	Service Properties Trust	42,561
2,676	SITE Centers Corp.	44,716
2,197	Tanger Factory Outlet Centers, Inc.	37,766
3,024	Uniti Group, Inc.	41,610
2,230	Urban Edge Properties	42,593
1,639	Washington Real Estate Investment Trust	41,795
		1,623,569
	Mortgage Real Estate Investment Trusts – 1.3%
3,323	Apollo Commercial Real Estate Finance, Inc.	46,289
2,387	Arbor Realty Trust, Inc.	40,722
2,900	Chimera Investment Corp.	34,916
Shares	Description	Value

	Mortgage Real Estate Investment Trusts (Continued)
9,589	MFA Financial, Inc.	$38,644
11,755	New York Mortgage Trust, Inc.	42,906
2,523	PennyMac Mortgage Investment Trust	42,614
7,578	Two Harbors Investment Corp.	41,906
		287,997
	Total Real Estate Investment Trusts	1,911,566
	(Cost $1,835,908)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 0.2%
	Capital Markets – 0.2%
2,832	Golub Capital BDC, Inc.	43,075
	(Cost $44,149)
	Total Investments – 99.8%	21,676,795
	(Cost $20,906,569)
	Net Other Assets and Liabilities – 0.2%	48,551
	Net Assets – 100.0%	$21,725,346

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 19,722,154	$ 19,722,154	$ —	$ —
Real Estate Investment Trusts*	1,911,566	1,911,566	—	—
Common Stocks - Business Development Companies*	43,075	43,075	—	—
Total Investments	$ 21,676,795	$ 21,676,795	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

US Equity Dividend Select ETF (RNDV)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 97.0%
	Aerospace & Defense – 3.3%
498	General Dynamics Corp.	$120,108
416	L3Harris Technologies, Inc.	103,363
389	Lockheed Martin Corp.	171,705
191	Northrop Grumman Corp.	85,419
1,254	Raytheon Technologies Corp.	124,234
		604,829
	Air Freight & Logistics – 0.5%
412	United Parcel Service, Inc., Class B	88,358
	Banks – 3.8%
782	Bank of America Corp.	32,234
1,111	Citigroup, Inc.	59,327
1,387	Citizens Financial Group, Inc.	62,873
1,193	Fifth Third Bancorp	51,347
5,052	Huntington Bancshares, Inc.	73,860
293	JPMorgan Chase & Co.	39,942
2,783	KeyCorp	62,284
379	M&T Bank Corp.	64,240
237	PNC Financial Services Group (The), Inc.	43,715
2,716	Regions Financial Corp.	60,458
1,077	Truist Financial Corp.	61,066
1,108	US Bancorp	58,890
517	Wells Fargo & Co.	25,054
		695,290
	Beverages – 0.6%
684	Coca-Cola (The) Co.	42,408
710	Keurig Dr. Pepper, Inc.	26,909
201	PepsiCo, Inc.	33,643
		102,960
	Biotechnology – 3.9%
1,793	AbbVie, Inc.	290,663
879	Amgen, Inc.	212,560
3,404	Gilead Sciences, Inc.	202,368
		705,591
	Building Products – 0.3%
806	Johnson Controls International PLC	52,849
	Capital Markets – 2.5%
97	Ameriprise Financial, Inc.	29,135
765	Bank of New York Mellon (The) Corp.	37,967
39	BlackRock, Inc.	29,803
423	Blackstone, Inc.	53,695
659	Carlyle Group (The), Inc.	32,232
137	CME Group, Inc.	32,587
2,000	Franklin Resources, Inc.	55,840
88	Goldman Sachs Group (The), Inc.	29,049
433	Morgan Stanley	37,844
Shares	Description	Value

	Capital Markets (Continued)
389	Northern Trust Corp.	$45,299
500	State Street Corp.	43,560
222	T Rowe Price Group, Inc.	33,564
		460,575
	Chemicals – 1.4%
52	Air Products and Chemicals, Inc.	12,995
78	Celanese Corp.	11,144
702	Dow, Inc.	44,732
852	DuPont de Nemours, Inc.	62,690
156	Eastman Chemical Co.	17,481
111	International Flavors & Fragrances, Inc.	14,578
421	LyondellBasell Industries N.V., Class A	43,287
352	PPG Industries, Inc.	46,137
		253,044
	Commercial Services & Supplies – 0.1%
57	Republic Services, Inc.	7,552
52	Waste Management, Inc.	8,242
		15,794
	Communications Equipment – 0.4%
1,165	Cisco Systems, Inc.	64,960
	Consumer Finance – 1.0%
771	Ally Financial, Inc.	33,523
440	Capital One Financial Corp.	57,768
280	Discover Financial Services	30,853
1,895	Synchrony Financial	65,965
		188,109
	Containers & Packaging – 0.1%
524	International Paper Co.	24,183
	Distributors – 1.1%
1,632	Genuine Parts Co.	205,665
	Diversified Telecommunication Services – 2.2%
10,934	AT&T, Inc.	258,370
2,972	Verizon Communications, Inc.	151,394
		409,764
	Electric Utilities – 1.5%
268	Alliant Energy Corp.	16,745
239	American Electric Power Co., Inc.	23,845
223	Duke Energy Corp.	24,900
363	Edison International	25,446
191	Entergy Corp.	22,299
291	Evergy, Inc.	19,887
183	Eversource Energy	16,139

See Notes to Financial Statements

US Equity Dividend Select ETF (RNDV)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Electric Utilities (Continued)
390	Exelon Corp.	$18,576
568	FirstEnergy Corp.	26,048
111	NextEra Energy, Inc.	9,403
1,156	PPL Corp.	33,015
351	Southern (The) Co.	25,451
251	Xcel Energy, Inc.	18,115
		279,869
	Electrical Equipment – 1.0%
472	Eaton Corp. PLC	71,631
1,088	Emerson Electric Co.	106,678
		178,309
	Electronic Equipment, Instruments & Components – 2.5%
12,565	Corning, Inc.	463,774
	Energy Equipment & Services – 0.3%
1,071	Baker Hughes Co.	38,995
480	Schlumberger N.V.	19,829
		58,824
	Food & Staples Retailing – 1.5%
544	Kroger (The) Co.	31,209
426	Sysco Corp.	34,783
992	Walgreens Boots Alliance, Inc.	44,412
1,034	Walmart, Inc.	153,983
		264,387
	Food Products – 2.1%
463	Archer-Daniels-Midland Co.	41,790
1,439	Conagra Brands, Inc.	48,307
642	General Mills, Inc.	43,476
130	Hershey (The) Co.	28,162
588	Hormel Foods Corp.	30,306
795	Kellogg Co.	51,270
1,773	Kraft Heinz (The) Co.	69,839
213	McCormick & Co., Inc.	21,257
432	Mondelez International, Inc., Class A	27,121
337	Tyson Foods, Inc., Class A	30,205
		391,733
	Health Care Equipment & Supplies – 2.1%
574	Abbott Laboratories	67,938
931	Baxter International, Inc.	72,190
336	Becton Dickinson and Co.	89,376
1,459	Medtronic PLC	161,876
		391,380
Shares	Description	Value

	Health Care Providers & Services – 2.7%
144	AmerisourceBergen Corp.	$22,278
4,668	Cardinal Health, Inc.	264,676
479	Cigna Corp.	114,773
268	CVS Health Corp.	27,124
511	Quest Diagnostics, Inc.	69,936
		498,787
	Hotels, Restaurants & Leisure – 3.4%
1,496	Darden Restaurants, Inc.	198,893
719	McDonald’s Corp.	177,795
1,324	Starbucks Corp.	120,444
1,021	Yum! Brands, Inc.	121,019
		618,151
	Household Durables – 0.9%
1,391	Garmin Ltd.	164,986
	Household Products – 0.7%
213	Clorox (The) Co.	29,614
351	Colgate-Palmolive Co.	26,616
319	Kimberly-Clark Corp.	39,288
181	Procter & Gamble (The) Co.	27,657
		123,175
	Independent Power & Renewable Electricity Producers – 0.1%
642	AES (The) Corp.	16,519
	Industrial Conglomerates – 1.1%
869	3M Co.	129,377
402	Honeywell International, Inc.	78,221
		207,598
	Insurance – 3.1%
769	Aflac, Inc.	49,516
465	Allstate (The) Corp.	64,407
786	American International Group, Inc.	49,337
169	Chubb Ltd.	36,149
385	Cincinnati Financial Corp.	52,345
598	Hartford Financial Services Group (The), Inc.	42,942
966	MetLife, Inc.	67,890
926	Principal Financial Group, Inc.	67,978
780	Prudential Financial, Inc.	92,173
283	Travelers (The) Cos., Inc.	51,713
		574,450
	IT Services – 5.9%
292	Automatic Data Processing, Inc.	66,442
144	Broadridge Financial Solutions, Inc.	22,422

See Notes to Financial Statements

US Equity Dividend Select ETF (RNDV)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	IT Services (Continued)
607	Fidelity National Information Services, Inc.	$60,955
6,428	International Business Machines Corp.	835,768
647	Paychex, Inc.	88,296
		1,073,883
	Machinery – 2.6%
464	Caterpillar, Inc.	103,388
545	Cummins, Inc.	111,785
359	Illinois Tool Works, Inc.	75,175
797	PACCAR, Inc.	70,192
182	Parker-Hannifin Corp.	51,644
388	Stanley Black & Decker, Inc.	54,239
		466,423
	Media – 5.5%
942	Comcast Corp., Class A	44,104
3,398	Fox Corp., Class A	134,051
5,134	Omnicom Group, Inc.	435,774
10,374	Paramount Global, Class B	392,241
		1,006,170
	Metals & Mining – 0.3%
461	Newmont Corp.	36,626
106	Nucor Corp.	15,757
		52,383
	Multiline Retail – 0.7%
581	Target Corp.	123,300
	Multi-Utilities – 1.0%
175	Ameren Corp.	16,408
525	CenterPoint Energy, Inc.	16,086
259	CMS Energy Corp.	18,115
268	Consolidated Edison, Inc.	25,374
257	Dominion Energy, Inc.	21,837
157	DTE Energy Co.	20,757
288	Public Service Enterprise Group, Inc.	20,160
158	Sempra Energy	26,563
181	WEC Energy Group, Inc.	18,066
		183,366
	Oil, Gas & Consumable Fuels – 3.3%
332	Chevron Corp.	54,060
322	ConocoPhillips	32,200
519	Devon Energy Corp.	30,688
177	EOG Resources, Inc.	21,104
802	Exxon Mobil Corp.	66,237
157	Hess Corp.	16,805
3,670	Kinder Morgan, Inc.	69,400
488	Marathon Petroleum Corp.	41,724
932	ONEOK, Inc.	65,827
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
593	Phillips 66	$51,229
60	Pioneer Natural Resources Co.	15,002
598	Valero Energy Corp.	60,721
2,082	Williams (The) Cos., Inc.	69,560
		594,557
	Pharmaceuticals – 4.9%
3,186	Bristol-Myers Squibb Co.	232,674
905	Johnson & Johnson	160,393
2,808	Merck & Co., Inc.	230,396
2,827	Pfizer, Inc.	146,354
11,393	Viatris, Inc.	123,956
		893,773
	Professional Services – 1.9%
3,214	Leidos Holdings, Inc.	347,176
	Road & Rail – 0.8%
217	Norfolk Southern Corp.	61,893
313	Union Pacific Corp.	85,514
		147,407
	Semiconductors & Semiconductor Equipment – 10.7%
1,621	Analog Devices, Inc.	267,757
611	Broadcom, Inc.	384,735
9,508	Intel Corp.	471,217
1,459	QUALCOMM, Inc.	222,964
1,598	Skyworks Solutions, Inc.	212,981
2,150	Texas Instruments, Inc.	394,482
		1,954,136
	Software – 3.3%
13,440	NortonLifeLock, Inc.	356,429
2,862	Oracle Corp.	236,773
		593,202
	Specialty Retail – 2.5%
2,670	Best Buy Co., Inc.	242,703
377	Home Depot (The), Inc.	112,847
1,776	TJX (The) Cos., Inc.	107,590
		463,140
	Technology Hardware, Storage & Peripherals – 7.2%
35,016	Hewlett Packard Enterprise Co.	585,117
10,629	HP, Inc.	385,833
4,202	NetApp, Inc.	348,766
		1,319,716
	Textiles, Apparel & Luxury Goods – 1.1%
3,617	VF Corp.	205,663

See Notes to Financial Statements

US Equity Dividend Select ETF (RNDV)
Portfolio of Investments (Continued)
March 31, 2022
Shares	Description	Value
COMMON STOCKS (Continued)
	Tobacco – 1.0%
2,239	Altria Group, Inc.	$116,988
775	Philip Morris International, Inc.	72,803
		189,791
	Trading Companies & Distributors – 0.1%
220	Fastenal Co.	13,068
	Water Utilities – 0.0%
42	American Water Works Co., Inc.	6,952
	Total Common Stocks	17,738,019
	(Cost $17,267,063)
REAL ESTATE INVESTMENT TRUSTS – 2.8%
	Equity Real Estate Investment Trusts – 2.8%
71	Alexandria Real Estate Equities, Inc.	14,289
48	American Tower Corp.	12,059
78	AvalonBay Communities, Inc.	19,373
232	Boston Properties, Inc.	29,882
82	Camden Property Trust	13,628
98	Crown Castle International Corp.	18,091
117	Digital Realty Trust, Inc.	16,591
191	Duke Realty Corp.	11,089
13	Equinix, Inc.	9,641
148	Equity LifeStyle Properties, Inc.	11,319
231	Equity Residential	20,772
53	Essex Property Trust, Inc.	18,310
69	Extra Space Storage, Inc.	14,186
724	Healthpeak Properties, Inc.	24,855
260	Invitation Homes, Inc.	10,447
61	Mid-America Apartment Communities, Inc.	12,776
70	Prologis, Inc.	11,304
45	Public Storage	17,563
425	Realty Income Corp.	29,452
180	Simon Property Group, Inc.	23,681
59	Sun Communities, Inc.	10,342
316	UDR, Inc.	18,129
541	Ventas, Inc.	33,412
1,196	VICI Properties, Inc.	34,038
261	Welltower, Inc.	25,093
315	Weyerhaeuser Co.	11,938
491	WP Carey, Inc.	39,692
	Total Real Estate Investment Trusts	511,952
	(Cost $466,754)
	Total Investments – 99.8%	18,249,971
	(Cost $17,733,817)
	Net Other Assets and Liabilities – 0.2%	40,922
	Net Assets – 100.0%	$18,290,893

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 17,738,019	$ 17,738,019	$ —	$ —
Real Estate Investment Trusts*	511,952	511,952	—	—
Total Investments	$ 18,249,971	$ 18,249,971	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

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First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
March 31, 2022
	Developed International Equity Select ETF (RNDM)	Emerging Markets Equity Select ETF (RNEM)	Large Cap US Equity Select ETF (RNLC)
ASSETS:
Investments, at value	$ 23,302,169	$ 7,247,247	$ 21,654,295
Cash	24,970	59,530	8,260
Foreign currency	11,736	788	—
Receivables:
Dividends	116,124	10,255	24,093
Dividend reclaims	64,183	509	2,047
Miscellaneous	334	74	—
Total Assets	23,519,516	7,318,403	21,688,695
LIABILITIES:
Payables:
Investment advisory fees	12,676	4,534	10,860
Deferred foreign capital gains tax	—	21,561	—
Total Liabilities	12,676	26,095	10,860
NET ASSETS	$23,506,840	$7,292,308	$21,677,835
NET ASSETS consist of:
Paid-in capital	$ 25,360,329	$ 8,258,821	$ 20,755,828
Par value	4,500	1,500	6,500
Accumulated distributable earnings (loss)	(1,857,989)	(968,013)	915,507
NET ASSETS	$23,506,840	$7,292,308	$21,677,835
NET ASSET VALUE, per share	$52.24	$48.61	$33.35
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	450,002	150,002	650,002
Investments, at cost	$22,801,809	$7,032,399	$19,077,322
Foreign currency, at cost (proceeds)	$11,791	$789	$—

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)	Small Cap US Equity Select ETF (RNSC)	US Equity Dividend Select ETF (RNDV)

$ 16,138,682	$ 21,676,795	$ 18,249,971
17,502	33,321	10,181
—	—	—

22,269	26,194	37,350
359	—	1,068
—	—	—
16,178,812	21,736,310	18,298,570

8,209	10,964	7,677
—	—	—
8,209	10,964	7,677
$ 16,170,603	$ 21,725,346	$ 18,290,893

$ 17,151,896	$ 22,273,630	$ 18,956,566
5,500	7,500	6,000
(986,793)	(555,784)	(671,673)
$ 16,170,603	$ 21,725,346	$ 18,290,893
$29.40	$28.97	$30.48
550,002	750,002	600,002
$15,116,112	$20,906,569	$17,733,817
$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended March 31, 2022
	Developed International Equity Select ETF (RNDM)	Emerging Markets Equity Select ETF (RNEM)	Large Cap US Equity Select ETF (RNLC)
INVESTMENT INCOME:
Dividends	$ 875,569	$ 336,597	$ 494,507
Interest	3	5	3
Securities lending income (net of fees)	—	—	—
Foreign withholding tax	(86,628)	(38,853)	(536)
Other	81	33	208
Total investment income	789,025	297,782	494,182
EXPENSES:
Investment advisory fees	176,399	55,189	171,355
Total expenses	176,399	55,189	171,355
NET INVESTMENT INCOME (LOSS)	612,626	242,593	322,827
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,523,969	419,064	(79,841)
In-kind redemptions	849,942	—	6,121,723
Foreign currency transactions	(3,415)	(1,420)	—
Foreign capital gains tax	—	(53,545)	—
Net realized gain (loss)	2,370,496	364,099	6,041,882
Net change in unrealized appreciation (depreciation) on:
Investments	(2,937,425)	(489,246)	(3,315,959)
Foreign currency translation	97	396	—
Deferred foreign capital gains tax	—	23,941	—
Net change in unrealized appreciation (depreciation)	(2,937,328)	(464,909)	(3,315,959)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(566,832)	(100,810)	2,725,923
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 45,794	$ 141,783	$ 3,048,750

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)	Small Cap US Equity Select ETF (RNSC)	US Equity Dividend Select ETF (RNDV)

$360,111	$366,705	$454,811
3	3	2
—	272	—
(93)	(156)	(81)
343	17	60
360,364	366,841	454,792

118,864	92,061	80,338
118,864	92,061	80,338
241,500	274,780	374,454

(132,117)	(104,357)	(190,877)
3,825,140	2,302,459	1,946,572
—	—	—
—	—	—
3,693,023	2,198,102	1,755,695

(2,661,207)	(1,832,012)	(644,056)
—	—	—
—	—	—
(2,661,207)	(1,832,012)	(644,056)
1,031,816	366,090	1,111,639
$1,273,316	$640,870	$1,486,093
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	Developed International Equity Select ETF (RNDM)		Emerging Markets Equity Select ETF (RNEM)		Large Cap US Equity Select ETF (RNLC)
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021
OPERATIONS:
Net investment income (loss)	$ 612,626	$ 454,114	$ 242,593	$ 224,764	$ 322,827	$ 284,909
Net realized gain (loss)	2,370,496	(1,877,558)	364,099	(1,244,104)	6,041,882	357,727
Net change in unrealized appreciation (depreciation)	(2,937,328)	8,864,314	(464,909)	3,132,914	(3,315,959)	8,858,970
Net increase (decrease) in net assets resulting from operations	45,794	7,440,870	141,783	2,113,574	3,048,750	9,501,606
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(703,193)	(290,666)	(180,487)	(258,857)	(328,071)	(298,901)
Return of capital	—	—	(49,961)	—	—	—
Total distributions to shareholders	(703,193)	(290,666)	(230,448)	(258,857)	(328,071)	(298,901)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	5,595,303	—	—	—	11,195,391	4,276,066
Cost of shares redeemed	(5,356,575)	(7,153,907)	—	(2,034,284)	(17,927,661)	(2,870,281)
Net increase (decrease) in net assets resulting from shareholder transactions	238,728	(7,153,907)	—	(2,034,284)	(6,732,270)	1,405,785
Total increase (decrease) in net assets	(418,671)	(3,703)	(88,665)	(179,567)	(4,011,591)	10,608,490
NET ASSETS:
Beginning of period	23,925,511	23,929,214	7,380,973	7,560,540	25,689,426	15,080,936
End of period	$23,506,840	$23,925,511	$7,292,308	$7,380,973	$21,677,835	$25,689,426
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	450,002	600,002	150,002	200,002	850,002	800,002
Shares sold	100,000	—	—	—	350,000	150,000
Shares redeemed	(100,000)	(150,000)	—	(50,000)	(550,000)	(100,000)
Shares outstanding, end of period	450,002	450,002	150,002	150,002	650,002	850,002

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)		Small Cap US Equity Select ETF (RNSC)		US Equity Dividend Select ETF (RNDV)
Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021

$ 241,500	$ 204,754	$ 274,780	$ 111,424	$ 374,454	$ 134,361
3,693,023	(520,571)	2,198,102	342,466	1,755,695	(193,374)
(2,661,207)	8,295,213	(1,832,012)	4,869,821	(644,056)	2,623,813
1,273,316	7,979,396	640,870	5,323,711	1,486,093	2,564,800

(244,191)	(207,871)	(261,631)	(123,600)	(359,126)	(143,336)
—	—	—	—	—	—
(244,191)	(207,871)	(261,631)	(123,600)	(359,126)	(143,336)

13,029,289	1,284,312	18,629,899	1,305,929	19,135,641	4,998,646
(14,535,290)	(3,504,213)	(7,148,164)	(2,587,996)	(10,393,637)	(3,372,720)
(1,506,001)	(2,219,901)	11,481,735	(1,282,067)	8,742,004	1,625,926
(476,876)	5,551,624	11,860,974	3,918,044	9,868,971	4,047,390

16,647,479	11,095,855	9,864,372	5,946,328	8,421,922	4,374,532
$16,170,603	$16,647,479	$21,725,346	$9,864,372	$18,290,893	$8,421,922

600,002	700,002	350,002	400,002	300,002	250,002
450,000	50,000	650,000	50,000	650,000	200,000
(500,000)	(150,000)	(250,000)	(100,000)	(350,000)	(150,000)
550,002	600,002	750,002	350,002	600,002	300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
Developed International Equity Select ETF (RNDM)
	Year Ended				Period Ended 3/31/2018 (a)
	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net asset value, beginning of period	$ 53.17	$ 39.88	$ 49.45	$ 51.38	$ 49.73
Income from investment operations:
Net investment income (loss)	1.24	0.90	1.11	1.07	0.62
Net realized and unrealized gain (loss)	(0.73)	13.01	(9.02)	(1.90)	1.48
Total from investment operations	0.51	13.91	(7.91)	(0.83)	2.10
Distributions paid to shareholders from:
Net investment income	(1.44)	(0.62)	(1.66)	(1.10)	(0.45)
Net asset value, end of period	$52.24	$53.17	$39.88	$49.45	$51.38
Total return (b)	0.82%	34.93%	(16.64)%	(1.71)%	4.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 23,507	$ 23,926	$ 23,929	$ 24,727	$ 12,846
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.66% (c) (d)
Ratio of net investment income (loss) to average net assets	2.26%	1.86%	2.24%	2.32%	1.74% (c)
Portfolio turnover rate (e)	69%	89%	62%	52%	21%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.65%.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Emerging Markets Equity Select ETF (RNEM)
	Year Ended				Period Ended 3/31/2018 (a)
	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net asset value, beginning of period	$ 49.21	$ 37.80	$ 50.89	$ 54.94	$ 49.71
Income from investment operations:
Net investment income (loss)	1.61	1.15	1.50	1.10	0.70
Net realized and unrealized gain (loss)	(0.67)	11.64	(13.22)	(3.62)	5.78
Total from investment operations	0.94	12.79	(11.72)	(2.52)	6.48
Distributions paid to shareholders from:
Net investment income	(1.20)	(1.38)	(1.37)	(1.19)	(0.67)
Net realized gain	—	—	—	(0.34)	(0.58)
Return of capital	(0.34)	—	—	—	—
Total distributions	(1.54)	(1.38)	(1.37)	(1.53)	(1.25)
Net asset value, end of period	$48.61	$49.21	$37.80	$50.89	$54.94
Total return (b)	1.91%	34.44%	(23.66)%	(4.48)%	13.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,292	$ 7,381	$ 7,561	$ 12,723	$ 5,494
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75% (c)
Ratio of net investment income (loss) to average net assets	3.30%	2.94%	2.83%	2.04%	1.75% (c)
Portfolio turnover rate (d)	72%	75%	82%	69%	111%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Large Cap US Equity Select ETF (RNLC)
	Year Ended				Period Ended 3/31/2018 (a)
	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net asset value, beginning of period	$ 30.22	$ 18.85	$ 22.12	$ 21.54	$ 19.83
Income from investment operations:
Net investment income (loss)	0.38	0.34	0.46	0.38	0.21
Net realized and unrealized gain (loss)	3.13	11.39	(3.27)	0.56	1.68
Total from investment operations	3.51	11.73	(2.81)	0.94	1.89
Distributions paid to shareholders from:
Net investment income	(0.38)	(0.36)	(0.46)	(0.36)	(0.18)
Net asset value, end of period	$33.35	$30.22	$18.85	$22.12	$21.54
Total return (b)	11.62%	62.65%	(12.98)%	4.45%	9.54%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 21,678	$ 25,689	$ 15,081	$ 18,800	$ 21,536
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.13%	1.41%	2.03%	1.72%	1.71% (c)
Portfolio turnover rate (d)	21%	34%	24%	28%	11%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Mid Cap US Equity Select ETF (RNMC)
	Year Ended				Period Ended 3/31/2018 (a)
	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net asset value, beginning of period	$ 27.75	$ 15.85	$ 21.31	$ 21.18	$ 19.78
Income from investment operations:
Net investment income (loss)	0.35	0.33	0.39	0.32	0.23
Net realized and unrealized gain (loss)	1.65	11.90	(5.45)	0.12	1.36
Total from investment operations	2.00	12.23	(5.06)	0.44	1.59
Distributions paid to shareholders from:
Net investment income	(0.35)	(0.33)	(0.40)	(0.31)	(0.19)
Net asset value, end of period	$29.40	$27.75	$15.85	$21.31	$21.18
Total return (b)	7.26%	77.60%	(24.23)%	2.16%	8.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 16,171	$ 16,647	$ 11,096	$ 13,853	$ 6,355
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.22%	1.46%	1.76%	1.70%	1.71% (c)
Portfolio turnover rate (d)	43%	60%	43%	42%	40%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Small Cap US Equity Select ETF (RNSC)
	Year Ended				Period Ended 3/31/2018 (a)
	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net asset value, beginning of period	$ 28.18	$ 14.87	$ 20.84	$ 20.88	$ 19.73
Income from investment operations:
Net investment income (loss)	0.46	0.28	0.36	0.46	0.34
Net realized and unrealized gain (loss)	0.78	13.34	(5.98)	(0.09)	1.10
Total from investment operations	1.24	13.62	(5.62)	0.37	1.44
Distributions paid to shareholders from:
Net investment income	(0.45)	(0.31)	(0.35)	(0.41)	(0.29)
Net asset value, end of period	$28.97	$28.18	$14.87	$20.84	$20.88
Total return (b)	4.39%	92.49%	(27.51)%	1.78%	7.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 21,725	$ 9,864	$ 5,946	$ 5,210	$ 4,175
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.79%	1.37%	1.97%	2.25%	2.22% (c)
Portfolio turnover rate (d)	49%	71%	52%	52%	49%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
US Equity Dividend Select ETF (RNDV)
	Year Ended				Period Ended 3/31/2018 (a)
	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net asset value, beginning of period	$ 28.07	$ 17.50	$ 21.73	$ 21.09	$ 19.85
Income from investment operations:
Net investment income (loss)	0.64	0.58	0.73	0.78	0.41
Net realized and unrealized gain (loss)	2.40	10.61	(4.24)	0.58	1.18
Total from investment operations	3.04	11.19	(3.51)	1.36	1.59
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.62)	(0.72)	(0.72)	(0.35)
Net asset value, end of period	$30.48	$28.07	$17.50	$21.73	$21.09
Total return (b)	10.86%	64.82%	(16.81)%	6.64%	8.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 18,291	$ 8,422	$ 4,375	$ 5,434	$ 12,654
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50% (c) (d)
Ratio of net investment income (loss) to average net assets	2.33%	2.65%	3.23%	2.98%	3.32% (c)
Portfolio turnover rate (e)	41%	89%	78%	98%	37%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Includes excise tax.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
March 31, 2022
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-three exchange-traded funds that are offering shares. This report covers the six funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
Developed International Equity Select ETF - (ticker “RNDM”)
Emerging Markets Equity Select ETF - (ticker “RNEM”)
Large Cap US Equity Select ETF - (ticker “RNLC”)
Mid Cap US Equity Select ETF - (ticker “RNMC”)
Small Cap US Equity Select ETF - (ticker “RNSC”)
US Equity Dividend Select ETF - (ticker “RNDV”)
Each Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
Developed International Equity Select ETF Emerging Markets Equity Select ETF Large Cap US Equity Select ETF Mid Cap US Equity Select ETF Small Cap US Equity Select ETF US Equity Dividend Select ETF	Nasdaq Riskalyze Developed Markets Index
Nasdaq Riskalyze Emerging Markets Index
Nasdaq Riskalyze US Large Cap Index
Nasdaq Riskalyze US Mid Cap Index
Nasdaq Riskalyze US Small Cap Index
Nasdaq Riskalyze US Large Cap Select Dividend Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of March 31, 2022, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2022, none of the Funds had securities in the securities lending program. During the fiscal year ended March 31, 2022, only RNSC participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended March 31, 2022, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
Developed International Equity Select ETF	$ 703,193	$ —	$ —
Emerging Markets Equity Select ETF	180,487	—	49,961
Large Cap US Equity Select ETF	328,071	—	—
Mid Cap US Equity Select ETF	244,191	—	—
Small Cap US Equity Select ETF	261,631	—	—
US Equity Dividend Select ETF	359,126	—	—
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
Developed International Equity Select ETF	$ 290,666	$ —	$ —
Emerging Markets Equity Select ETF	258,857	—	—
Large Cap US Equity Select ETF	298,901	—	—
Mid Cap US Equity Select ETF	207,871	—	—
Small Cap US Equity Select ETF	123,600	—	—
US Equity Dividend Select ETF	143,336	—	—
As of March 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Developed International Equity Select ETF	$ 76,952	$ (2,360,196)	$ 425,255
Emerging Markets Equity Select ETF	—	(1,097,564)	129,551
Large Cap US Equity Select ETF	12,444	(1,515,163)	2,418,226
Mid Cap US Equity Select ETF	12,795	(1,848,227)	848,639
Small Cap US Equity Select ETF	16,538	(1,170,060)	597,738
US Equity Dividend Select ETF	24,112	(1,095,016)	399,231

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
H. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of March 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022

Non-Expiring Capital Loss Carryforward
Developed International Equity Select ETF	$ 2,360,196
Emerging Markets Equity Select ETF	1,095,270
Large Cap US Equity Select ETF	1,515,163
Mid Cap US Equity Select ETF	1,848,227
Small Cap US Equity Select ETF	1,170,060
US Equity Dividend Select ETF	1,095,016
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended March 31, 2022, the Funds incurred and elected to defer net ordinary losses as follows:
Ordinary Losses
Developed International Equity Select ETF	$ —
Emerging Markets Equity Select ETF	2,294
Large Cap US Equity Select ETF	—
Mid Cap US Equity Select ETF	—
Small Cap US Equity Select ETF	—
US Equity Dividend Select ETF	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended March 31, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Developed International Equity Select ETF	$ 88,300	$ (893,708)	$ 805,408
Emerging Markets Equity Select ETF	(47,821)	47,821	—
Large Cap US Equity Select ETF	—	(5,989,918)	5,989,918
Mid Cap US Equity Select ETF	3	(3,667,669)	3,667,666
Small Cap US Equity Select ETF	—	(2,246,983)	2,246,983
US Equity Dividend Select ETF	—	(1,835,187)	1,835,187

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
As of March 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Developed International Equity Select ETF	$ 22,877,545	$ 2,306,585	$ (1,881,961)	$ 424,624
Emerging Markets Equity Select ETF	7,096,282	977,512	(826,547)	150,965
Large Cap US Equity Select ETF	19,236,069	3,156,515	(738,289)	2,418,226
Mid Cap US Equity Select ETF	15,290,043	1,908,540	(1,059,901)	848,639
Small Cap US Equity Select ETF	21,079,057	1,790,047	(1,192,309)	597,738
US Equity Dividend Select ETF	17,850,740	1,154,862	(755,631)	399,231
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Riskalyze, Inc. (“Licensor”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee based on each Fund’s average daily net assets at a rate set forth below:
Rate
Developed International Equity Select ETF	0.65%
Emerging Markets Equity Select ETF	0.75%
Large Cap US Equity Select ETF	0.60%
Mid Cap US Equity Select ETF	0.60%
Small Cap US Equity Select ETF	0.60%
US Equity Dividend Select ETF	0.50%
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
Developed International Equity Select ETF	$ 18,515,013	$ 18,528,635
Emerging Markets Equity Select ETF	5,274,153	5,363,198
Large Cap US Equity Select ETF	5,939,284	5,885,073
Mid Cap US Equity Select ETF	8,482,469	8,455,871
Small Cap US Equity Select ETF	7,599,021	7,504,238
US Equity Dividend Select ETF	6,485,558	6,422,211

For the fiscal year ended March 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
Developed International Equity Select ETF	$ 5,110,523	$ 5,015,102
Emerging Markets Equity Select ETF	—	—
Large Cap US Equity Select ETF	11,150,578	17,900,293
Mid Cap US Equity Select ETF	12,991,322	14,493,134
Small Cap US Equity Select ETF	18,556,227	7,127,458
US Equity Dividend Select ETF	19,066,557	10,377,194
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022
of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2023.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Developed International Equity Select ETF, Emerging Markets Equity Select ETF, Large Cap US Equity Select ETF, Mid Cap US Equity Select ETF, Small Cap US Equity Select ETF, and US Equity Dividend Select ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2022, 2021, 2020 and 2019 and for the period from June 20, 2017 (commencement of operations) through March 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2022, 2021, 2020 and 2019 and for the period from June 20, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
May 23, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended March 31, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
Developed International Equity Select ETF	0.00%
Emerging Markets Equity Select ETF	0.00%
Large Cap US Equity Select ETF	100.00%
Mid Cap US Equity Select ETF	100.00%
Small Cap US Equity Select ETF	100.00%
US Equity Dividend Select ETF	100.00%
For the taxable year ended March 31, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
Developed International Equity Select ETF	100.00%
Emerging Markets Equity Select ETF	68.73%
Large Cap US Equity Select ETF	100.00%
Mid Cap US Equity Select ETF	100.00%
Small Cap US Equity Select ETF	100.00%
US Equity Dividend Select ETF	100.00%
A portion of the ordinary dividends (including short-term capital gains) that RNLC, RNMC, RNSC, and RNDV paid to shareholders during the taxable year ended March 31, 2022, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Funds met the requirements of Section 853 of the Code and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended March 31, 2022, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
Developed International Equity Select ETF	$ 875,320	$ 1.95	$ 85,974	$ 0.19
Emerging Markets Equity Select ETF	336,597	2.24	92,347	0.62

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that are included in a Fund’s Index but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from.  Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	217	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	217	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	217	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	217	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	217	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	217	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
March 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund VI

First Trust Indxx Medical Devices ETF (MDEV)

Annual Report
For the Period Ended
March 31, 2021

First Trust Indxx Medical Devices ETF (MDEV)
Annual Report
March 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (First Trust Indxx Medical Devices ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Indxx Medical Devices ETF (MDEV)
Annual Letter from the Chairman and CEO
March 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Indxx Medical Devices ETF (the “Fund”), which contains detailed information about the Fund for the period from the Fund’s inception date of June 22, 2021 through March 31, 2022. Please note that information in this letter and the report prior to the Fund’s inception date will not apply to the Fund.
How are investors expected to make sense of the markets in a climate like the one we are in today? For what it is worth, the famous adage that “perception is reality” is a complete misnomer, in my opinion. Perception is a perspective of reality. Reality is the truth. When it comes to investing one’s capital, it can be difficult to ascertain the truth, especially in the age of the internet and the 24/7 news cycle. There is so much information pumped out daily pertaining to the securities markets that it can be counterproductive if you consume too much of it, particularly if you do not have a discerning eye. To be frank, a lot of financial information adds up to nothing more than noise, or is an extension of someone’s agenda, and we at First Trust encourage investors to ignore it as best they can. That is why we believe that investors should lean on those market principles that are tried and true. That is how you make sense of the markets, in my opinion.
There is essentially nothing major transpiring around the globe today that we have not encountered to some degree before, including war. Even the coronavirus (“COVID-19”) pandemic, which arrived in the U.S. in the first quarter of 2020, was somewhat matched in scope by the 1918 flu (Spanish flu) pandemic. Approximately 987,000 lives have been lost so far in the U.S. from the COVID-19 pandemic, compared to 675,000 spanning the 1918 flu pandemic, according to data from the Centers for Disease Control and Prevention. While we have had more deaths from the COVID-19 virus, the speed in which no fewer than three effective vaccines were brought to bear to combat this virus was astounding. U.S. ingenuity is what keeps this country ascending, in my opinion. I believe it to be one of the main reasons why the investment philosophy “time in the market” has been such a tried and true principle of the wealth building process. Endure the ups and downs of the stock market and you can persevere over time. In the short-run, it is anybody’s guess, and guessing should not play any role in developing a financial plan. History is on your side. Keep in mind, the S&P 500® Index has never failed to fully recover any losses sustained in a downturn and it stood at its all-time closing high on January 3, 2022.
The stock and bond markets have been more volatile of late and may stay that way, at least over the near-term. Based on some thorough guidance from the Federal Reserve (the “Fed”) with respect to its bias towards raising short-term interest rates more aggressively than once thought to fight inflation, there is a good chance that the days of artificially low interest rates are finally coming to an end. Bond yields have spiked recently to reflect the surge in inflation, which stood at 8.5% on a trailing 12-month basis in March 2022, and the anticipated rate hikes from the Fed. In other words, interest rates and bond yields are in the process of normalizing. What is normal? Well, the Federal Funds target rate (upper bound), which stood at 0.50% at the close on April 21, 2022, averaged 2.48% for the 30-year period ended April 21, 2022, according to Bloomberg. It reached as high as 6.50% in 2000. The yield on the 10-Year Treasury Note (“T-Note”), which stood at 2.91% at the close on April 21, 2022, averaged 3.98% over that same 30-year period. The 10-Year T-Note reached as high as 8.03% in 1994. All eyes will likely be on the Fed for the remainder of this year. The economy is still growing, albeit at a slower clip, and it looks like more Americans are heading back to work. Keep an eye on interest rates, bond yields and inflation in the months ahead. We would prefer slow and steady as they rise as opposed to sharp moves higher. As always, stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Indxx Medical Devices ETF
Annual Report
March 31, 2022
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2022 sees real gross domestic product growth rising by 3.6% worldwide in 2022, down from its 4.4% projection in January 2022. The IMF is calling for a 3.7% growth rate for the U.S., down from its January estimate of 4.0%. Emerging Market and Developing Economies are expected to grow by 3.8% this year, down markedly from the IMF’s 4.8% estimate in January. While global growth is expected to slow some in 2022, there does not appear to be a significant threat of recession in the near-term. The IMF notes that the reduction in its economic growth targets is largely a byproduct of Russia’s decision to invade Ukraine back on February 24, 2022.
Robust inflation and the war between Russia and Ukraine have been the dominant stories of late, in our opinion. Inflation, as measured by the Consumer Price Index, stood at 8.5% on a trailing 12-month basis at the end of March 2022, according to the U.S. Bureau of Labor Statistics. The last time inflation in the U.S. was this high was in 1982. Consumer prices are up significantly across the board, including groceries, gasoline, automobiles, homes, and apartment rents. It has been reported that the war between Russia and Ukraine could lead to global food shortages. It has already helped drive energy prices higher. These two events are worth monitoring closely. If one or both end up being protracted, then we would anticipate higher levels of volatility in the markets moving forward. Perhaps the biggest beneficiary of the spike in inflation is commodity prices, which surged 27.03% in the first quarter of 2022, as measured by the Refinitiv/CC CRB Excess Return Index.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered mixed results over the past 12 months. The S&P 500®, S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 15.65%, 4.59% and 1.23%, respectively, for the 12-month period ended March 31, 2022. Due to the ongoing economic headwinds stemming from the coronavirus pandemic, rising inflation, and, more recently, the war between Russia and Ukraine, large-capitalization (“cap”) stocks outperformed their mid- and small-cap counterparts over the period, an indication that investors were somewhat concerned about the level of risk they were willing to assume, in our opinion. Ten of the 11 major sectors that comprise the S&P 500® Index (the “Index”) were up on a total return basis for the period. The top performer was the Energy sector, up 64.30%, while the worst showing came from Communication Services, down 0.93%.
A Bloomberg survey of 24 equity strategists found that their average 2022 year-end price target for the Index was 4,868 as of April 2022, according to its own release. The highest and lowest estimates were 5,330 and 4,400, respectively. Brian Wesbury, Chief Economist at First Trust, announced in May 2022 that he is looking for a year-end price target of 4,900, a downward revision from his 5,250 projection at the close of 2021. The Index closed trading on March 31, 2022, at 4,530.41. The outlook for corporate earnings remains optimistic. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for 2022 and 2023 were 10.25% and 9.44%, respectively, as of April 1, 2022.
The broader foreign stock indices lagged the performance of the major U.S. stock indices. Over the past 12 months, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 3.04% (USD) and -11.37% (USD), respectively, according to Bloomberg. The major foreign bond indices were down over the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -6.40% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt declined by 8.80% (USD), according to Bloomberg. The U.S. dollar rose by 5.45% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The sizable jump in the dollar provided a drag on the performance of both foreign stock and bond indices, in our opinion.
In the U.S. bond market, the results were also disappointing. The top-performing major debt group we track was speculative-grade corporate bonds. The Bloomberg U.S. Corporate High Yield Index posted a total return of -0.66% for the 12-month period ended March 31, 2022. The worst-performing U.S. debt group that we track was long-term municipal bonds. The Bloomberg Municipal Bond: Long Bond (22+ years) posted a total return of -5.30%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 60 basis points in the period to close at 2.34% on March 31, 2022, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.03% for the 10-year period ended March 31, 2022.

Fund Performance Overview (Unaudited)
First Trust Indxx Medical Devices ETF (MDEV)
The First Trust Indxx Medical Devices ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Global Medical Equipment Index (the “Index”). The shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. under the ticker symbol “MDEV.”
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and depositary receipts that comprise the Index. The Index is developed, maintained and sponsored by Indxx, LLC (the “Index Provider”). The Index is composed of common stock and depositary receipts issued by U.S. and non-U.S. companies that comprise the medical devices industry, as determined by the Index Provider. Companies comprising the medical devices industry are those companies that focus on developing equipment, instruments, and machines to diagnose, monitor, and treat diseases.
Performance
Cumulative Total Returns
Inception (6/22/21) to 3/31/22
Fund Performance
NAV	-10.93%
Market Price	-10.81%
Index Performance
Indxx Global Medical Equipment Index	-10.13%
MSCI World Health Care Index	5.86%
The Fund generated a net asset value return of -10.93% for the period from the Fund’s inception on June 22, 2021 through March 31, 2022. During the same period, the MSCI World Health Care Index (the “Benchmark”) generated a return of 5.86%. The United States was the highest weighted country during the period with an allocation of 58.1%. With its high allocation, the investments in the United States contributed -3.5% to the Fund’s return, the worst of any country. Switzerland was the highest contributing country with a contribution of 0.7% to the Fund’s total return. The total currency effect to the Fund from the Fund’s inception date through March 31, 2022 was -0.5%. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance stemmed from investments in the United States which generated underperformance of -9.3% when compared to the Benchmark. The greatest degree of outperformance came from investments in Switzerland with 0.5% of outperformance relative to the Benchmark.
Total returns for the period since inception are calculated from the inception date of the Fund. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Indxx and the Indxx Global Medical Equipment Index (“Index”) are trademarks of Indxx, LLC (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Medical Devices ETF (MDEV) (Continued)
Sector Allocation	% of Total Investments
Health Care	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
Sonova Holding AG	2.6%
Becton Dickinson and Co.	2.5
STERIS PLC	2.5
Edwards Lifesciences Corp.	2.5
Hologic, Inc.	2.4
Boston Scientific Corp.	2.3
PerkinElmer, Inc.	2.3
Thermo Fisher Scientific, Inc.	2.3
Cooper (The) Cos., Inc.	2.3
Stryker Corp.	2.3
Total	24.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

First Trust Indxx Medical Devices ETF (MDEV)
Understanding Your Fund Expenses
March 31, 2022 (Unaudited)
As a shareholder of the First Trust Indxx Medical Devices ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Indxx Medical Devices ETF (MDEV)
Actual	$1,000.00	$867.30	0.70%	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (October 1, 2021 through March 31, 2022), multiplied by 182/365 (to reflect the six-month period).

First Trust Indxx Medical Devices ETF (MDEV)
Portfolio of Investments
March 31, 2022
Shares	Description	Value
COMMON STOCKS – 99.6%
	Biotechnology – 1.7%
540	Exact Sciences Corp. (a)	$37,757
	Health Care Equipment & Supplies – 74.9%
427	Abbott Laboratories	50,540
150	ABIOMED, Inc. (a)	49,686
643	Alcon, Inc. (b)	50,942
79	Align Technology, Inc. (a)	34,444
1,885	Ambu A.S., Class B (b)	27,749
630	Baxter International, Inc.	48,850
212	Becton Dickinson and Co.	56,392
445	BioMerieux (b)	47,495
1,171	Boston Scientific Corp. (a)	51,864
270	Carl Zeiss Meditec AG (b)	43,491
328	Coloplast A.S., Class B (b)	49,672
123	Cooper (The) Cos., Inc.	51,364
1,104	Demant A.S. (a) (b)	49,961
871	DENTSPLY SIRONA, Inc.	42,871
96	DexCom, Inc. (a)	49,114
465	Edwards Lifesciences Corp. (a)	54,740
2,408	Fisher & Paykel Healthcare Corp., Ltd. (b)	40,407
708	Hologic, Inc. (a)	54,388
294	Hoya Corp. (b)	33,504
174	Insulet Corp. (a)	46,352
154	Intuitive Surgical, Inc. (a)	46,459
1,172	Koninklijke Philips N.V. (b)	35,739
186	Masimo Corp. (a)	27,070
404	Medtronic PLC	44,824
453	Novocure Ltd. (a)	37,531
2,440	Olympus Corp. (b)	46,244
199	ResMed, Inc.	48,259
787	Siemens Healthineers AG (b) (c) (d)	48,771
2,953	Smith & Nephew PLC (b)	46,967
138	Sonova Holding AG (b)	57,648
230	STERIS PLC	55,607
28	Straumann Holding AG (a) (b)	44,707
192	Stryker Corp.	51,331
378	Sysmex Corp. (b)	27,378
139	Teleflex, Inc.	49,321
1,130	Terumo Corp. (b)	34,192
345	Zimmer Biomet Holdings, Inc.	44,125
34	Zimvie, Inc. (a)	777
		1,680,776
	Health Care Providers & Services – 1.4%
485	Guardant Health, Inc. (a)	32,126
	Life Sciences Tools & Services – 21.6%
325	10X Genomics, Inc., Class A (a)	24,723
332	Agilent Technologies, Inc.	43,934
70	Bio-Rad Laboratories, Inc., Class A (a)	39,426
Shares	Description	Value

	Life Sciences Tools & Services (Continued)
169	Danaher Corp.	$49,573
36	Mettler-Toledo International, Inc. (a)	49,435
297	PerkinElmer, Inc.	51,815
101	Sartorius Stedim Biotech (b)	41,351
87	Thermo Fisher Scientific, Inc.	51,386
147	Waters Corp. (a)	45,627
124	West Pharmaceutical Services, Inc.	50,928
2,252	WuXi AppTec Co., Ltd., Class H (b) (c) (d)	35,185
		483,383
	Total Investments – 99.6%	2,234,042
	(Cost $2,810,211)
	Net Other Assets and Liabilities – 0.4%	8,336
	Net Assets – 100.0%	$2,242,378

(a)	Non-income producing security.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At March 31, 2022, securities noted as such are valued at $761,403 or 34.0% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Portfolio of Investments (Continued)
March 31, 2022
Currency Exposure Diversification	% of Total Investments
United States Dollar	65.9%
Euro	9.7
Swiss Franc	6.9
Japanese Yen	6.3
Danish Krone	5.7
British Pound Sterling	2.1
New Zealand Dollar	1.8
Hong Kong Dollar	1.6
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Health Care Equipment & Supplies	$ 1,680,776	$ 995,909	$ 684,867	$ —
Life Sciences Tools & Services	483,383	406,847	76,536	—
Other industry categories*	69,883	69,883	—	—
Total Investments	$ 2,234,042	$ 1,472,639	$ 761,403	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statement of Assets and Liabilities
March 31, 2022
ASSETS:
Investments, at value (Cost $2,810,211)	$ 2,234,042
Cash	6,103
Receivables:
Dividends	2,963
Dividend reclaims	567
Total Assets	2,243,675
LIABILITIES:
Investment advisory fees payable	1,297
Total Liabilities	1,297
NET ASSETS	$2,242,378
NET ASSETS consist of:
Paid-in capital	$ 2,841,138
Par value	1,000
Accumulated distributable earnings (loss)	(599,760)
NET ASSETS	$2,242,378
NET ASSET VALUE, per share	$22.42
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	100,002

See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statement of Operations
For the Period Ended March 31, 2022 (a)
INVESTMENT INCOME:
Dividends	$ 45,322
Foreign withholding tax	(1,532)
Other	12
Total investment income	43,802
EXPENSES:
Investment advisory fees	89,932
Total expenses	89,932
NET INVESTMENT INCOME (LOSS)	(46,130)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(68,429)
In-kind redemptions	198,841
Foreign currency transactions	906
Net realized gain (loss)	131,318
Net change in unrealized appreciation (depreciation) on:
Investments	(576,169)
Foreign currency translation	(28)
Net change in unrealized appreciation (depreciation)	(576,197)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(444,879)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(491,009)

(a)	Inception date is June 22, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statement of Changes in Net Assets
Period Ended 3/31/2022 (a)
OPERATIONS:
Net investment income (loss)	$ (46,130)
Net realized gain (loss)	131,318
Net change in unrealized appreciation (depreciation)	(576,197)
Net increase (decrease) in net assets resulting from operations	(491,009)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	40,832,103
Cost of shares redeemed	(38,098,716)
Net increase (decrease) in net assets resulting from shareholder transactions	2,733,387
Total increase (decrease) in net assets	2,242,378
NET ASSETS:
Beginning of period	—
End of period	$2,242,378
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—
Shares sold	1,600,002
Shares redeemed	(1,500,000)
Shares outstanding, end of period	100,002

(a)	Inception date is June 22, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Financial Highlights
For a share outstanding throughout the period
Period Ended 3/31/2022 (a)
Net asset value, beginning of period	$ 25.17
Income from investment operations:
Net investment income (loss)	(0.46)
Net realized and unrealized gain (loss)	(2.29)
Total from investment operations	(2.75)
Net asset value, end of period	$22.42
Total return (b)	(10.93)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,242
Ratio of total expenses to average net assets	0.70% (c)
Ratio of net investment income (loss) to average net assets	(0.36)% (c)
Portfolio turnover rate (d)	13%

(a)	Inception date is June 22, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-three funds that are offering shares. This report covers the First Trust Indxx Medical Devices ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MDEV” on the CBOE BZX Exchange, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Global Medical Equipment Index. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and depositary receipts that comprise the Index. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022
event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of March 31, 2022, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
During the fiscal period ended March 31, 2022, no distributions were paid by the Fund.
As of March 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(17,983)
Net unrealized appreciation (depreciation)	(581,777)
E. Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2022 remains open to federal and state audit. As of March 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2022, for federal income tax purposes, the Fund had $13,097 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended March 31, 2022, the Fund incurred and elected to defer net ordinary losses of $4,886.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended March 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$41,244	$(149,995)	$108,751
As of March 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,815,791	$11,136	$(592,885)	$(581,749)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into a license agreement with Indxx, LLC (the “Licensor”), for the Fund. The license agreement allows for the use by First Trust of the Fund’s index and of certain trademarks and trade names of the Licensor. The Fund is a sub-licensee to the applicable agreement.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
First Trust is paid an annual unitary management fee of 0.70% of the Fund’s average daily net assets. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended March 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $3,170,449 and $2,221,932, respectively.
For the fiscal period ended March 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $39,926,125 and $38,194,843, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before June 21, 2023.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Indxx Medical Devices ETF (the “Fund”), a series of First Trust Exchange-Traded Fund VI, including the portfolio of investments, as of March 31, 2022, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 22, 2021 (commencement of operations) through March 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 22, 2021 (commencement of operations) through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Chicago, Illinois
May 23, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Indxx Medical Devices ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $10,926. This figure is comprised of $420 paid (or to be paid) in fixed compensation and $10,506 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $5,611 paid (or to be paid) to senior management of First Trust Advisors L.P. and $5,315 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022 (Unaudited)
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	217	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	217	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	217	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	217	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	217	None

Board of Trustees and Officers (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	217	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
 March 2022

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First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange Traded Fund VI

S-Network Healthcare Technology ETF

Statement of Assets and Liabilities

March 31, 2022

ASSETS:
Cash	$50
Total Assets	$50

NET ASSETS consist of:
Paid-in capital	$50
NET ASSETS	$50

Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2

NET ASSET VALUE, per share	$25.00

The accompanying notes are an integral part of the Statement of Assets and Liabilities.

Note 1: Organization

First Trust S-Network Healthcare Technology ETF (the “Fund”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a series of the First Trust Exchange-Traded Fund VI (the “Trust”), a registered open-end investment company that was organized as a Massachusetts business trust on June 4, 2012. The Fund has had no operations through March 31, 2022 other than matters relating to organization and registration and the sale of its shares to First Trust Portfolios L.P., the sole shareholder of the Fund.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S-Network Healthcare Technology Index (the “Index”). Once the Fund commences investment operations, the Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.

Note 2: Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statement. The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual results could differ from these estimates.

The Fund intends to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Note 3: Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust Advisors L.P. (“First Trust”), the Fund’s Advisor, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Once the Fund commences investment operations, First Trust will be paid an annual unitary management fee of 0.65% of the Fund’s average daily net assets. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by the Fund. Once the Fund commences investment operations, First Trust will also provide fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Note 4: Capital

Subsequent to the Fund’s commencement of investment operations, the Fund will issue and redeem shares in primary market transactions through a creation and redemption mechanism. The Fund will not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.

The Fund will impose fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also will impose fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Note 5: Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statement was issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statement that have not already been disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of First Trust S-Network Healthcare Technology ETF, (the “Fund”), a series of First Trust Exchange-Traded Fund VI, and the related notes. In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

Chicago, Illinois

May 23, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $252,000 for the fiscal year ended March 31, 2021 and $306,750 for the fiscal year ended March 31, 2022.

(b)       Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021 and $0 for the fiscal year ended March 31, 2022.

Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021 and $0 for the fiscal year ended March 31, 2022.

(c)       Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $248,180 for the fiscal year ended March 31, 2021 and $69,178 for the fiscal year ended March 31, 2022. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended March 31, 2021 and $0 for the fiscal year ended March 31, 2022.

(d)       All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2021 and $0 for the fiscal year ended March 31, 2022.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2021 and $0 for the fiscal year ended March 31, 2022.

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Adviser and Distributor:

(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2021, were $248,180 for the registrant, $23,200 for the registrant’s investment adviser, and $29,500 for the registrant’s distributor and for the fiscal year ended March 31, 2022, were $69,178 for the registrant, $16,500 for the registrant’s investment adviser, and $29,500 for the registrant’s distributor.

(h)       The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.
(j)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Exchange-Traded Fund VI
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 6, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	June 6, 2022

* Print the name and title of each signing officer under his or her signature.